UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No.   )

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Soliciting Material under §240.14a-12

GLOBAL MEDICAL REIT INC.

(Name of Registrant as Specified In Its Charter)

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GLOBAL MEDICAL REIT INC.
2 Bethesda Metro Center, Suite 440
Bethesda, MD 20814
April 18, 2019
Dear Stockholder:
On behalf of the Board of Directors of Global Medical REIT Inc., I cordially invite you to attend our annual meeting of stockholders on Wednesday, May 29, 2019, at the offices of our external corporate counsel, Vinson & Elkins LLP, located at 2200 Pennsylvania Avenue NW, Suite 500 West, Washington, DC 20037 at 10:00 a.m. (EDT).
The attached Notice of Annual Meeting and Proxy Statement describes the matters to be acted upon at the meeting. We encourage you to read these materials carefully. Whether or not you plan to attend the meeting in person, your vote is very important, and we encourage you to vote promptly. We are pleased to offer multiple options for voting your shares. You may authorize your vote via the Internet, by mail (if you request to receive printed proxy materials) or in person as described on page 3 of the proxy statement.
We look forward to seeing you at the annual meeting.
Sincerely,
/s/ Jeffrey Busch

Jeffrey Busch
Chairman of the Board, Chief Executive Officer and President
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Global Medical REIT INC.
2 Bethesda Metro Center, Suite 440
Bethesda, MD 20814
April 18, 2019
NOTICE OF 2019 ANNUAL MEETING OF STOCKHOLDERS
NOTICE IS HEREBY GIVEN that the 2019 Annual Meeting of Stockholders (the “Annual Meeting”) of Global Medical REIT Inc., a Maryland corporation, will be held on Wednesday, May 29, 2019, at the offices of our external corporate counsel, Vinson & Elkins LLP, located at 2200 Pennsylvania Avenue NW, Suite 500 West, Washington, DC 20037 at 10:00 a.m. (EDT), for the following purposes:
1.
to elect nine nominees to serve as directors on our Board of Directors (our “Board of Directors” or our “Board”), each to serve until the next annual meeting of stockholders and until her or his successor is duly elected and qualifies;

2.
to consider and vote on an advisory resolution to approve named executive officer (“NEO”) compensation;

3.
to consider and vote on an amendment to our 2016 Equity Incentive Plan to increase the number of shares reserved for issuance thereunder by 1,000,000 shares;

4.
to consider and vote on the ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the year ending December 31, 2019; and

5.
to transact such other business as may properly be brought before the Annual Meeting and at any adjournment or postponement thereof.

The Board has fixed the close of business on April 4, 2019, as the record date for determining the stockholders entitled to notice of and to vote at the Annual Meeting and any adjournment or postponement thereof.
You may authorize your proxy on the Internet or by phone and may vote by written proxy or written ballot at the meeting. We encourage you to instruct us on the Internet as to the authorization of your proxy. Instructions for authorizing your vote are contained on the enclosed Notice of Internet Availability. If for any reason you should decide to revoke your proxy, you may do so at any time prior to its exercise at the Annual Meeting.
Whether or not you plan to attend the Annual Meeting in person, your vote is very important, and we encourage you to authorize your vote as promptly as possible. If you vote by proxy, but later decide to attend the Annual Meeting in person, or for any other reason desire to revoke your proxy, you may still do so by following the procedures set forth in the proxy statement.
BY ORDER OF THE BOARD OF DIRECTORS
/s/ Jamie Barber

Jamie Barber
General Counsel and Secretary
Bethesda, Maryland
April 18, 2019

Important Notice Regarding the Availability of Proxy Materials
For The Annual Meeting of Stockholders to Be Held on Wednesday, May 29, 2019:
The Proxy Statement and Annual Report are available online at http://www.viewproxy.com/GMRE/2019 and in the “Investors” section of our website at
http://www.globalmedicalreit.com

Global Medical REIT INC.
2 Bethesda Metro Center, Suite 440
Bethesda, MD 20814
PROXY STATEMENT
This proxy statement, including the information incorporated by reference herein (collectively, this “Proxy Statement”), provides information about the 2019 Annual Meeting of Stockholders of Global Medical REIT Inc. to be held on Wednesday, May 29, 2019, at the offices of our external corporate counsel, Vinson & Elkins LLP, located at 2200 Pennsylvania Avenue NW, Suite 500 West, Washington, DC 20037 at 10:00 a.m. (EDT), and at any adjournment or postponement of the meeting.
The Notice of Internet Availability of Proxy Materials (the “Notice of Internet Availability”) and this Proxy Statement and form of proxy were first made available to stockholders on the Internet on April 18, 2019.

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Contact Information and General Information
The Board of Directors of Global Medical REIT Inc., a Maryland corporation, has made these materials available to you on the Internet, in connection with the Company’s solicitation of proxies for its Annual Meeting to be held on Wednesday, May 29, 2019, at the offices of our external corporate counsel, Vinson & Elkins LLP, located at 2200 Pennsylvania Avenue NW, Suite 500 West, Washington, DC 20037 at 10:00 a.m. (EDT). These materials were first made available to stockholders on the Internet on April 18, 2019. Unless the context requires otherwise, references in this Proxy Statement to “we,” “our,” “us,” “our Company” and the “Company” refer to Global Medical REIT Inc.
The mailing address of our principal executive office is c/o Global Medical REIT Inc., 2 Bethesda Metro Center, Suite 440, Bethesda, MD 20814, Attention: Chief Operating Officer and our main telephone number is (202) 524-6851. We maintain an Internet website at http://www.globalmedicalreit.com. Information at or connected to our website is not and should not be considered part of this Proxy Statement.
Pursuant to rules adopted by the United States Securities and Exchange Commission (“SEC”), we are providing access to our proxy materials via the Internet, instead of mailing printed copies. Accordingly, we are sending a Notice of Internet Availability on or about April 18, 2019 to our stockholders of record as of the close of business on April 4, 2019, the record date. Most stockholders will not receive printed copies of the proxy materials unless they request them. Instead, the Notice of Internet Availability will instruct you as to how you may access and review all of the proxy materials on the Internet. The Notice also instructs you as to how to authorize your proxy to vote online and how to request a paper copy of the Proxy Statement and annual report if you so desire. If you would like to receive a paper or email copy of our proxy materials, you should follow the instructions for requesting such materials in the Notice.
The SEC rules permit us, with your permission, to deliver a single proxy statement and annual report to any household at which two or more stockholders of record reside at the same address. Each stockholder will continue to receive a separate proxy card. This procedure, known as “householding,” reduces the volume of duplicate information you receive and reduces our expenses. Stockholders of record authorizing their vote by mail can choose this option by marking the appropriate box on the proxy card included with this Proxy Statement. Stockholders of record authorizing their vote via telephone or over the Internet can choose this option by following the instructions provided by telephone or over the Internet, as applicable. Once given, a stockholder’s consent will remain in effect until he or she revokes it by notifying us. If you revoke your consent, we will begin sending you individual copies of future mailings of these documents within 30 days after we receive your revocation notice. Stockholders of record who elect to participate in householding may also request a separate copy of future proxy statements and annual reports by contacting us at the address and main telephone number above.
Institutions that hold shares in street name for two or more beneficial owners with the same address are permitted to deliver a single proxy statement and annual report to that address. Any such beneficial owner can request a separate copy of this Proxy Statement or the 2018 Annual Report by contacting us as described above. Beneficial owners with the same address who receive more than one Proxy Statement and 2018 Annual Report may request delivery of a single Proxy Statement and 2018 Annual Report by contacting the Corporate Secretary in writing at the address and main telephone number above.
No person is authorized to give any information or to make any representation not contained in this Proxy Statement and, if given or made, you should not rely on that information or representation as having been authorized by us. The delivery of this Proxy Statement does not imply that the information herein has remained unchanged since the date of this Proxy Statement.

QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING
Where and when is the Annual Meeting?
The Annual Meeting will be held Wednesday, May 29, 2019, at the offices of our external corporate counsel, Vinson & Elkins LLP, located at 2200 Pennsylvania Avenue NW, Suite 500 West, Washington, DC 20037 at 10:00 a.m. (EDT).
What is the purpose of the Annual Meeting?
At the Annual Meeting, stockholders will vote upon matters described in the Notice of Annual Meeting and this Proxy Statement. In addition, once the business of the Annual Meeting is concluded, members of management will respond to questions raised by stockholders, as time permits.
Who can attend the Annual Meeting?
All of our common stockholders of record as of the close of business on April 4, 2019, the record date for the Annual Meeting, or their duly appointed proxies, may attend the Annual Meeting. If you wish to attend the Annual Meeting, please register in advance with Investor Relations by email at inquiry@globalmedicalreit.com or by phone at (202) 524-6851. You should be prepared to present photo identification for admittance. Appointing a proxy in response to this solicitation will not affect a record stockholder’s right to attend the Annual Meeting and to vote in person. Please note that if you hold your common stock in “street name” (that is, through a broker, bank or other nominee), you will need to bring a copy of a brokerage statement reflecting your stock ownership as of April 4, 2019 to gain admittance to the Annual Meeting.
Who may vote?
You may vote if you were the record owner of shares of our common stock at the close of business on April 4, 2019, the record date for the Annual Meeting. Each share of our common stock owned as of the record date has one vote.
What am I voting on?
Our Board is soliciting your vote for:
(1)
the election of nine directors (each to serve until the next annual meeting of stockholders and until her or his successor is duly elected and qualifies);

(2)
an advisory resolution to approve named executive officer (“NEO”) compensation;

(3)
an amendment to our 2016 Equity Incentive Plan to increase the number of shares reserved for issuance thereunder by 1,000,000 shares;

(4)
the ratification of the appointment of Deloitte & Touche LLP (“Deloitte”) as our independent registered public accounting firm for the year ending December 31, 2019; and

(5)
any other business that properly comes before the Annual Meeting and any adjournment or postponement thereof.

What are the Board’s recommendations?
Our Board recommends you vote:
(1)
“FOR” the election of each nominee named in this Proxy Statement (see Proposal No. 1);

(2)
“FOR” the resolution approving NEO compensation for 2018 (see Proposal No. 2);

(3)
“FOR” the approval of the amendment to the 2016 Equity Incentive Plan (see Proposal No. 3); and

(4)
“FOR” ratification of the appointment of Deloitte as our independent registered public accounting firm for the year ending December 31, 2019 (see Proposal No. 4).

What is the difference between a stockholder of record and a beneficial owner of our common stock held in street name?
Stockholder of Record.   If your shares are registered directly in your name with our transfer agent, American Stock Transfer & Trust Company, LLC (“AST”), you are considered the stockholder of record with respect to those shares, and we sent the Notice of Internet Availability directly to you.
Beneficial Owner of Stock Held in Street Name.   If your shares are held in an account at a broker, bank or other nominee, then you are the beneficial owner of those shares in “street name,” and the Notice of Internet Availability has been forwarded to you by your broker, bank or other nominee who is considered the stockholder of record with respect to those shares. As a beneficial owner, you have the right to instruct your broker, bank or other nominee on how to vote the shares held in your account. Those instructions are contained in a “vote instruction form.”
How do I vote?
There are three ways to vote:
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In Person.   If you are a stockholder of record, you may vote in person at the Annual Meeting. We will give you a ballot when you arrive. If you are a beneficial owner of shares held in street name and you wish to vote in person at the Annual Meeting, you must obtain a legal proxy from the broker, bank or other nominee that holds your shares. Please contact your broker, bank or other nominee for instructions regarding obtaining a legal proxy.

•
Via the Internet.   You may vote by proxy via the Internet by following the instructions provided in the Notice of Internet Availability.

•
By Phone.   You may vote by proxy via telephone by following the instructions provided in the Notice of Internet Availability.

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By Mail.   If you requested to receive printed proxy materials, you can also vote by mail pursuant to instructions provided on the proxy card.

How many votes do I have?
You are entitled to one vote for each whole share of our common stock you held as of the close of business on April 4, 2019. Our stockholders do not have the right to cumulate their votes for directors.
How are proxies voted?
All shares represented by valid proxies received prior to the Annual Meeting will be voted and, where a stockholder specifies by means of the proxy a choice with respect to any matter to be acted upon, the shares will be voted in accordance with the stockholder’s instructions. If no instructions are given in a duly authorized proxy, shares will be voted in accordance with the Board’s recommendations.
Can I change my vote after I have voted?
You may revoke your proxy and change your vote at any time before the final vote at the Annual Meeting. You may authorize your proxy to vote again on a later date prior to the Annual Meeting via the Internet (in which case only your latest Internet proxy submitted prior to the Annual Meeting will be counted) by signing and returning a new proxy card or vote instruction form with a later date, or by attending the Annual Meeting and voting in person. However, your attendance at the Annual Meeting will not automatically revoke your proxy unless you vote again at the Annual Meeting or specifically request that your prior proxy be revoked by delivering a written notice of revocation to the Company’s Secretary prior to the Annual Meeting.
Will my shares be voted if I do not provide my proxy?
It depends on whether you hold your shares in your own name or in the name of a bank or brokerage firm. If you hold your shares directly in your own name, they will not be voted unless you provide a proxy or vote in person at the Annual Meeting.

Brokerage firms generally have the authority to vote customers’ non-voted shares on certain “routine” matters. If your shares are held in the name of the brokerage firm, the brokerage firm can vote your shares for the ratification of Deloitte as our registered independent public accounting firm for the year ending December 31, 2019 (Proposal No. 4) if you do not timely provide your voting instructions, because this matter is considered “routine” under the applicable rules. The other items (Proposals Nos. 1, 2 and 3) are not considered “routine” and therefore may not be voted upon by your broker without instructions.
What constitutes a quorum for the Annual Meeting?
As of the record date for the Annual Meeting, there were 34,555,219 shares of our common stock issued and outstanding and entitled to vote at the Annual Meeting. In order to conduct the Annual Meeting, a majority of the votes entitled to be cast must be present in person or by proxy. This is referred to as a “quorum.” If you submit a properly executed proxy card or vote on the Internet, you will be considered part of the quorum. Abstentions and broker “non-votes” will be counted as present and entitled to vote for purposes of determining a quorum. A broker “non-vote” occurs when a bank, broker or other nominee who holds shares for another person has not received voting instructions from the owner of the shares and, under the applicable rules, does not have discretionary authority to vote on a matter. If a quorum is not present, the Annual Meeting will be adjourned until a quorum is obtained. No business may be conducted at the Annual Meeting if a quorum is not present.
What vote is required to approve an item of business at the Annual Meeting?
Election of Directors (Proposal No. 1).   The affirmative vote of a majority of the votes cast at the Annual Meeting is required to elect a director. For purposes of this vote, abstentions and broker non-votes will not be counted as votes cast and will have no effect on the results of the vote for this proposal, although they will be considered present for the purpose of determining the presence of a quorum.
Advisory Vote on NEO Compensation (Proposal No. 2).   The affirmative vote of a majority of the votes cast at the Annual Meeting is required to approve this proposal. For purposes of this vote, abstentions and broker-non-votes will not be counted as votes cast and will have no effect on the result of the vote for this proposal, although abstentions and broker non-votes will be considered present for the purpose of determining the presence of a quorum.
Approval of the Amendment to the 2016 Equity Incentive Plan (Proposal No. 3).   The affirmative vote of a majority of the votes cast at the Annual Meeting is required to approve this proposal. For purposes of this vote, abstentions will have the same effect as a vote against the proposal and broker non-votes will not be counted as votes cast and will have no effect on the result of the vote for this proposal, although broker non-votes will be considered present for the purpose of determining the presence of a quorum.
Ratification of the Appointment of Deloitte (Proposal No. 4).   The affirmative vote of a majority of the votes cast at the Annual Meeting is required to approve this proposal. For purposes of this vote, abstentions will not be counted as votes cast and will have no effect on the result of the vote for this proposal, although abstentions will be considered present for the purpose of determining the presence of a quorum. Because brokers are entitled to vote on Proposal 4 without specific instructions from beneficial owners, there will be no broker non-votes on this matter.
Where can I find the voting results of the Annual Meeting?
The Company intends to announce preliminary voting results at the Annual Meeting and disclose final results in a Current Report on Form 8-K filed with the SEC within four business days after the Annual Meeting. If final results are not yet known within that four-business day period, the Company will disclose preliminary voting results in a Form 8-K and file an amendment to the Form 8-K to disclose the final results within four business days after such final results are known.
How can a stockholder propose business to be brought before next year’s annual meeting?
Pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended, we must receive any stockholder proposals intended to be presented at our 2020 annual meeting of stockholders on or before December 20, 2019 for a proposal to be eligible to be included in the Proxy Statement and form of proxy to be distributed by the Board of Directors for that meeting. In addition, if you desire to otherwise present a stockholder proposal or director nomination before our 2020 annual meeting, you must comply with our bylaws, which require that you provide written notice of such proposal or nomination, as well as additional information set forth therein, no later than 5:00 p.m., Eastern Time, on December 20, 2019 and no earlier than November 20, 2019; provided, however, that in the event that the date of the annual meeting is advanced or delayed by more than 30 days from May 29, 2020, in order for notice by the stockholder to be timely, such notice must be so delivered not earlier than the 150th day prior to the date of such annual meeting and not later than 5:00 p.m., Eastern Time, on the later of the 120th day prior to the date of such annual meeting, as originally convened, or the tenth day following the day on which public announcement of the date of such meeting is first made.
Directions to the Annual Meeting of Stockholders
The Annual Meeting will be held at 10:00 a.m. EDT, on Wednesday, May 29, 2019 at the offices of Vinson & Elkins LLP, 2200 Pennsylvania Avenue NW, Suite 500 West, Washington, DC 20037. You will need to arrive early enough to check in with the security desk in the building lobby. Arriving at least 30 minutes before the meeting time would be prudent.
How are proxies solicited?
The costs and expenses of soliciting proxies from stockholders will be paid by the Company. Employees, officers and directors of the Company and its Advisor may solicit proxies. In addition, we will, upon request, reimburse brokerage houses and other custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses for forwarding proxy and solicitation material to the beneficial owners of common stock.

PROPOSAL 1 — ELECTION OF DIRECTORS
Directors and Executive Officers
The following table provides information about the individuals nominated for election as directors at the Annual Meeting and executive officers as of the date of this Proxy Statement.
Name	Age	Position
Jeffrey Busch	59	Chairman of the Board, Chief Executive Officer and President
Robert Kiernan	53	Chief Financial Officer and Treasurer
Jamie Barber	42	General Counsel and Secretary
Alfonzo Leon	43	Chief Investment Officer
Danica Holley	46	Chief Operating Officer
Allen Webb	50	Senior Vice President, SEC Reporting and Technical Accounting
Henry Cole†	74	Director
Matthew L. Cypher, Ph.D.†	42	Director
Zhang Jingguo	55	Director
Ronald Marston†	76	Director
Dr. Roscoe Moore†	74	Director
Zhang Huiqi	29	Director
Lori Wittman†	60	Director
Paula Crowley†	64	Director

†
This individual is independent in accordance with the listing standards of the New York Stock Exchange (“NYSE”).

Nominees for Election as Directors
The Board has set nine directors as the number to be elected at the Annual Meeting and has nominated the individuals named below. This section gives information about the nominees for election as directors: Mr. Jeffrey Busch, Mr. Henry Cole, Mr. Matthew L. Cypher, Mr. Zhang Jingguo, Mr. Ronald Marston, Dr. Roscoe Moore, Ms. Zhang Huiqi, Ms. Lori Wittman and Ms. Paula Crowley. Our Nominating and Corporate Governance Committee has recommended that each of these nominees be elected to the Board until the 2020 annual meeting of stockholders and until a successor shall be elected and shall qualify. Each of the nominees has agreed to serve as a director if elected.
Our bylaws provided that a majority of the entire Board may establish, increase or decrease the number of directors, provided that the number of directors may not be less than the minimum number required by the Maryland General Corporation Law, nor more than 15. The Board has established the current number of directors at nine.
The Board of Directors recommends a vote FOR the nominees.
Biographical Information for Nominees for Director
Jeffrey Busch.   Director since September 2014. Mr. Busch has been an active investor in the real estate industry since 1985. Since 2013, Mr. Busch has served as President of Inter-American Management, LLC (the “Advisor”) our external manager. Mr. Busch also has served as a director of our Company since September 2014, has served as Chairman and President of our Company from August 2015 to the present, and has served as Chief Executive Officer of our Company since August 2017. Since October 2014, Mr. Busch has served as Chairman of the Board of American Housing REIT Inc. (f/k/a On Target 360), which is also externally managed by our Advisor. His experience includes developing numerous properties in various asset classes, owning and managing real estate in several states, including rental housing, and a wide variety of commercial real estate. Since 2001, Mr. Busch has also served as President of Safe Blood

International Foundation, where he oversees the establishment of medical facilities in 35 developing nations, funded by the CDC and USAID, Exxon Mobil, and the Gates Foundation. Mr. Busch has had presidential appointments in two presidential administrations, one in the Department of Housing and Urban Affairs and the other at the United Nations in Geneva, where he served as a United States delegate. Mr. Busch also serves as the Chairman of the Board of Directors of Avant Diagnostics, Inc. (AVDX), a cancer diagnostics company. Mr. Busch holds a B.A. from New York University in the Stern School of Business, a Masters of Public Administration from New York University, and a J.D. from Emory University.
The Nominating and Corporate Governance Committee of our Board has concluded that Mr. Busch should serve as a director because of his significant experience with developing and managing real estate assets.
Henry Cole.   Director since August 2015. In supporting the Company and its stockholders, Mr. Cole draws on over 40 years of successful executive management and implementation of health and medical programs involving innovations in technology, market development and service delivery. Mr. Cole serves as President of Global Development International, LLC, a position he has held since 2007. In this he provides development support, management and oversight for companies and varied program initiatives in medical and healthcare programs and products. This has included Instant Labs Medical Diagnostics, Inc. (molecular diagnostics, hospital based infections); MedPharm, Inc. (global and developing country hospital and clinic support); Global MD, Inc. (global physicians network); MPRC Group, LTD, Lebanon and US (medical equipment, medical system planning and support throughout the Middle East); Integrated Health Services LTD, India (health services planning for India); Karishma Health Care LTD, India (hospital medical systems software for India, US, Africa) and various others. Mr. Cole previously served from 2007-2010 as Vice President for Strategy at Camris International, Inc., with focus on technologies and services for infectious disease, for radiation diagnostics, and for pulmonary care. From 1981 to 2005 Mr. Cole served as President and Corporate Officer at Futures Group International and Futures Group Holdings. Under his direction, corporate programs expanded to offices in over 40 countries. At Futures, Mr. Cole oversaw programs that included policy, planning, services and facilities addressing public and private sector infectious disease response in over 35 countries. In addition, he was a founder and served as executive for a subsidiary for national health planning and services (Futures Group UK); for a subsidiary in US rehabilitation services providers (Futures Health Corps); and for a subsidiary in global medical equipment distribution (North Star Health). From 1971-1979 Mr. Cole was Director of Population Programs at the Center for Advanced Studies of General Electric. Earlier he served on the Faculty of Economics, Tulane University (1969 – 1972) and The US President’s Council of Economic Advisors as staff intern (1969 – 1970).
Mr. Cole has served on the boards of numerous organizations. Since June 2018, he has been a director of Avant Diagnostics, Inc. (AVDX), a cancer diagnostics company. Mr. Cole’s previous board positions have included: The Millennium Project from 1996 to 2006; the Futures Institute for Sustainable Development from 2001 to 2005; Foundation Against HIV and AIDS from 2007 to 2011; Kids Save International from 2006 to 2012; Triple Win International from 2008 to 2013; and others. He has worked in over 28 countries, with in-depth experience beyond the United States in Egypt, Turkey, Ghana, Cameroon, Kenya, Sudan, Sahelian Africa, Haiti, Trinidad, Bahamas, Philippines, Indonesia and India.
Mr. Cole holds a B.A. in Economics from Yale University and an MA as well as completed Ph.D. studies (ABD) in Political Economy, with written comprehensive exams and faculty oral exams completed from The Johns Hopkins University.
Mr. Cole has an adult son who is an employee of the Advisor and who performs operational management services for the Company.
The Nominating and Corporate Governance Committee of our Board has concluded that Mr. Cole should serve as a director in recognition of his abilities to assist our Company in expanding its business and the contributions he can make to our strategic direction.
The committee also took into account that Mr. Cole is “independent” under SEC Rule 10A-3 and under Sections 303A.02 and 303A.07 of the listing standards of the NYSE and that his financial expertise qualifies him to serve on our Audit Committee.

Matthew L. Cypher, Ph.D.   Director since March 2016. In July 2012, Dr. Cypher joined the faculty at Georgetown University’s McDonough School of Business as the director of the Real Estate Finance Initiative (since April 2015, the Steers Center for Global Real Estate). He serves as a professor of real estate at both the graduate and undergraduate levels and tailors coursework to teach the Four Quadrants of the real estate capital markets — public, private, debt and equity. From 2005 to 2012, he served as a director at Invesco Real Estate where he was responsible for oversight of the underwriting group, which acquired $10.2 billion worth of institutional real estate during his leadership tenure. Dr. Cypher personally underwrote $1.5 billion of acquisitions culminating with the purchase of 230 Park Avenue in New York, which Invesco acquired on behalf of its client capital in June 2011. He also oversaw the valuations group, which marked to market Invesco’s more than $13 billion North American portfolio, and served as a member of the firm’s investment committee and investment strategy group. He has held positions as an Adjunct Professor at Southern Methodist University and a Visiting Professor at University of Texas at Arlington.
Dr. Cypher holds a B.A. from Penn State University and a Masters and a Ph.D. from Texas A&M University.
The Nominating and Corporate Governance Committee of our Board has concluded that Dr. Cypher should serve as a director because of his extensive knowledge in real estate.
Zhang Jingguo.   Director since August 2015. Mr. Zhang has approximately 20 years of experience in real estate development in China. Mr. Zhang currently serves as President of ZH USA, LLC, which is a beneficial owner of more than five percent of the outstanding shares of our common stock, and the Chairman, Chief Executive Officer and Executive Director of ZH International Holdings, Ltd., which is the owner of ZH USA, LLC. He also serves as President of Henan Real Estate Chamber of Commerce (March 2010 until present), Vice-President of Industry & Commerce Association of the Henan Province (July 2012 until present), as a graduate tutor of Zhengzhou University (May 2011 until present) and as a member of the Henan Provincial Committee of Chinese People’s Political Consultative Conference (2012 until present). From 1994 to 2001, he worked at Xingye Real Estate as general manager, where he was responsible for its overall operations. Mr. Zhang co-founded Henan Zensun Real Estate Co., Ltd., one of the top 100 property development companies in China. From 1983 to 1994, Mr. Zhang held various positions at the then Light Industry Bureau of Henan Province, the governmental authority in charge of the light industry in the Henan Province and its associated collectively-owned enterprises. Mr. Zhang was awarded “Outstanding Real Estate Developer of Henan Province” by the Department of Housing and Urban-Rural Development of Henan Province in 2011 and “Outstanding Real Estate Developer of Zhengzhou” by the Housing Security and Real Estate Administration Bureau of Zhengzhou in 2009, 2011 and 2012. In 2012, Mr. Zhang was named “Individual with Outstanding Contribution to Market Economy of Henan Real Estate Industry” by Henan Daily and the Private Economy Research Association of Henan Province. Mr. Zhang is the father of Zhang Huiqi.
Mr. Zhang received a Bachelor’s degree in radio science from Zhengzhou University in July 1983 and an Executive MBA degree from Guanghua School of Management, Peking University in July 2013. Mr. Zhang received his senior engineer qualification from the People’s Government of Henan Province in December 1996 and his first-class construction engineer qualification from the Ministry of Housing and Urban-Rural Development in May 2012.
The Nominating and Corporate Governance Committee of our Board has concluded that Mr. Zhang should serve as a director in recognition of his abilities to assist our Company in expanding its business and the contributions he can make to our strategic direction.
Ronald Marston.   Director since August 2015. Mr. Marston has more than 30 years of experience in international healthcare and is known as an international authority on healthcare systems and trends. In 1973, Mr. Marston joined HCA International (now Health Care Corporation of America), a subsidiary of Hospital Corporation of America and was employed there through 1990. In 1987, he was promoted to President and CEO of HCA International with responsibility for all development and operations internationally. Under Mr. Marston’s leadership, HCA International grew to include 10 hospitals and seven nursing homes in the United Kingdom; 10 hospitals in Australia; five hospitals and 55 clinics in Central and South America; a management contract for the restructuring of the Singapore General Hospital; a commissioning and management contract for the King Fahad National Guard Hospital in Riyadh, Saudi Arabia; and the longest standing recruitment contract in Saudi Arabia. Hospital Corporation of America sold HCA International in 1989 after the company elected to go private. After the sale, Mr. Marston and his management team acquired certain assets and management contracts and he became the founder, Chairman, and CEO of the resulting privately held company, Health Care Corporation of America, a position he held until 2004 when he started two companies of his own, Southern Manor Living Centers LLC and HCAA Management Company. Mr. Marston is the founder and serves as CEO of Southern Manor Living Centers LLC, three assisted living facilities in Tennessee, and HCCA Management Company, the manager and 52% owner of Southern Manor Living Centers LLC.
Mr. Marston’s previous experience was with Vanderbilt University and Medical Center from 1968 to 1973. Prior to joining Vanderbilt, he was responsible for the training and administration of the 400 bed, Twelfth Evacuation Hospital located in Cu Chi, Republic of Vietnam. Mr. Marston holds a B.A. from Tennessee Technological University; a Certificate in Healthcare Administration from the Academy of Health Service; and a Ph.D. in Management from California Western University.
The Nominating and Corporate Governance Committee of our Board has concluded that Mr. Marston should serve as a director in recognition of his abilities to assist our Company in expanding its business and the contributions he can make to our strategic direction.
The committee also took into account that Mr. Marston is “independent” under SEC Rule 10A-3 and under Sections 303A.02 and 303A.07 of the listing standards of the NYSE and that his financial expertise qualifies him to serve on our Audit Committee.
Dr. Roscoe Moore.   Director since August 2015. Until his retirement in 2003, Dr. Roscoe M. Moore, Jr. served with the United States Department of Health and Human Services (“HHS”) and was responsible for the last twelve years of his career for global development support within the Office of the Secretary, HHS, with primary emphasis on Continental Africa and other less-developed countries. Dr. Moore was a career officer within the Commissioned Corps of the United States Public Health Service entering with the U.S. National Institutes of Health and rising to the rank of Assistant United States Surgeon General within the Immediate Office of the Secretary, HHS. Dr. Moore served as an Epidemic Intelligence Service Officer with the U.S. Centers for Disease Control and Prevention (“CDC”). He was with the Center for Veterinary Medicine, U.S. Food and Drug Administration, before becoming Senior Epidemiologist within the National Institute for Occupational Safety and Health, CDC. Dr. Moore has conducted clinical research on infectious diseases, has evaluated the safety and effectiveness of medical devices, and has conducted relevant epidemiological research on the utilization experience and human health effects of medical devices and radiation.
Dr. Moore served on the Fogarty International Center Advisory Board of Directors, NIH from 2009 to 2013. He served on the Alumni Board of Directors, School of Public Health, University of Michigan from 1987 to 1993. Dr. Moore served on the Dean’s Alumni Council, Bloomberg School of Public Health, at Johns Hopkins University from 1998 to 2002. He has also served as an Affiliate Associate Professor of Environmental Health for the University of Washington, Seattle from 1994 to 2003 and as an Adjunct Professor of Epidemiology, for the Medical University of Southern Africa, Pretoria, South Africa from 1999 to 2002. He served on the Board of Directors for the Africa Center for Health and Human Security, at George Washington University from 2006 to 2009. Dr. Moore served as an Adjunct Professor of Epidemiology, at University of Hanoi, Vietnam from 1999 to 2002. Dr. Moore is the Founder and President of PH RockWood Corporation, which is focused on the prevention, treatment and control of infectious diseases worldwide. Dr. Moore has served on the Board of Directors for Biodefense Gamma LLC since 2009, a company that specializes in purified gamma globulin therapy for a number of infectious diseases. Dr. Moore serves on the Board of Trustees for Friends of the University of Stellenbosch Foundation, a position he has held since 2005, the Board of Directors for the Safe Blood for China Foundation, a position he has held since 2004, and the Board of Directors for Constituency for Africa since 2004, and is its Interim Chairman.
Dr. Moore received his B.S. and Doctor of Veterinary Medicine degrees from Tuskegee Institute; his Masters of Public Health degree in Epidemiology from the University of Michigan; and his Ph.D. in Epidemiology from the Johns Hopkins University.

The Nominating and Corporate Governance Committee of our Board has concluded that Dr. Moore should serve as a director in recognition of his abilities to assist our Company in expanding its business and the contributions he can make to our strategic direction.
Zhang Huiqi.   Director since March 2016. Ms. Zhang is currently the supervisor for Henan Hongguang Real Estate Limited, a company primarily engaged in property development in China, and Henan Zensun Corporate Development Group Company Limited, a company mainly engaged in investment of city infrastructure and related public facilities, finance, commerce, tourism, culture, hotel and agriculture, as well as providing consulting services in investment management, asset management and business administration. She has held such supervisory position since January 2013 for Henan Hongguang Real Estate Limited and September 2013 for Henan Zensun Corporate Development Company Limited. These companies are controlled by Mr. Zhang Jingguo. Ms. Zhang is the daughter of Mr. Zhang Jingguo.
Prior to Heng Hongguang Real Estate Limited and Henan Zensun Corporate Development Company Limited, Ms. Zhang was a full-time student. Ms. Zhang graduated from the University College London and obtained a Master of Science in Project and Enterprise Management in 2015. She holds a Master of Science in Management from the University of Leicester (2013) and a Bachelor of Management in Business Administration (Information Management and Information Systems) from Beijing Forestry University (2011).
The Nominating and Corporate Governance Committee of our Board has concluded that Ms. Zhang should serve as a director because of her knowledge in real estate and property development.
Lori Wittman.   Director since May 2018. Ms. Wittman has over 35 years of real estate experience and has served as the Chief Financial Officer and as a member of the Board of Directors of Big Rock Partners Acquisition Corp., a blank check company, since September 2017. From 2015 to 2017, Ms. Wittman was the Chief Financial Officer of Care Capital Properties, Inc. (NYSE: CCP) (“Care Capital”), a public healthcare REIT with a diversified portfolio of triple-net leased properties focused on the post-acute sector, which merged with Sabra Healthcare REIT, Inc. in 2017. While at Care Capital, Ms. Wittman was responsible for all accounting, reporting, internal control, tax, capital markets, investor relations and marketing activities. Prior to Care Capital, Ms. Wittman was Senior Vice President of Capital Markets and Investor Relations at Ventas, Inc. (“Ventas”), a REIT with a diverse portfolio of more than 1,600 assets consisting of senior housing communities, medical office buildings, skilled nursing facilities, hospitals and other properties. While at Ventas, Ms. Wittman oversaw all capital markets, investor relations and marketing activities and was responsible for Ventas’ corporate analyst team. Under Ms. Wittman’s leadership, Ventas successfully raised over $11 billion in debt and equity capital. Prior to her time at Ventas, Ms. Wittman served in a number of finance, accounting and capital markets-related roles at various companies, including General Growth Properties, Big Rock Partners, LLC and Heitman Financial. She has been a member of the Board of Directors of IMH Financial Corporation (“IMH”), a real estate investment and finance company, since July 2014, and currently serves as a member of the Audit Committee and as Chairperson of the Compensation Committee of IMH.
Ms. Wittman received an M.B.A., Finance and Accounting from the University of Chicago, an M.C.P., Housing and Real Estate Finance from the University of Pennsylvania and a B.A. from Clark University.
The Nominating and Corporate Governance Committee of our Board has concluded that Ms. Wittman should serve as a director because of her thorough knowledge of finance, accounting, capital markets, taxes, control systems and her experience in the public healthcare REIT sector.
The committee also took into account that Ms. Wittman is “independent” under SEC Rule 10A-3 and under Sections 303A.02 and 303A.07 of the listing standards of the NYSE, that her financial expertise qualifies her to serve on our Audit Committee, and that she is an “audit committee financial expert.”
Paula Crowley.   Director since June 2018. Ms. Crowley has over 40 years of real estate experience and has worked with Anchor Health Properties (“Anchor”), which she co-founded in 1987 and served as Chief Executive Officer until October 2015, when Anchor was sold to Brinkman Management and Development. Since October 2015, Ms. Crowley has continued to be involved with Anchor, serving as its Chairman from October 2015 through November 2017 and as its Chair Emeritus since November 2017. Anchor is a national full-service real estate development, management and investment company that focuses on healthcare properties. Prior to Anchor, Ms. Crowley spent eight years as Development Director with The Rouse Company of Columbia, Maryland, where she was responsible for the development of urban retail projects.
Ms. Crowley serves as Chair of the Board of the High Companies in Lancaster, Pennsylvania, as well as Chair of the Board of Women’s Way, a not-for-profit organization based in Philadelphia, Pennsylvania. Ms. Crowley is an adjunct professor at the MBA program at Villanova University in the Finance Department.
Ms. Crowley received a BA from Middlebury College, a Masters in City Planning from the University of Pennsylvania and an MBA from the University of Pennsylvania Wharton School.
The Nominating and Corporate Governance Committee of our Board has concluded that Ms. Crowley should serve as a director because of her thorough knowledge of healthcare real estate and her experience running a healthcare company.
The committee also took into account that Ms. Wittman is “independent” under SEC Rule 10A-3 and under Sections 303A.02 and 303A.07 of the listing standards of the NYSE, that her financial expertise qualifies her to serve on our Audit Committee.
Biographical Information for Executive Officers
Our executive officers are Jeffrey Busch, our Chief Executive Officer, President and Chairman of our Board and the Chief Executive Officer of our Advisor; Robert Kiernan, Chief Financial Officer and Treasurer of our Company and our Advisor; Alfonzo Leon, our Chief Investment Officer; Danica Holley, our Chief Operating Officer; Allen Webb, Senior Vice President, SEC Reporting and Technical Accounting of our Company and our Advisor; and Jamie Barber, General Counsel and Secretary of our Company. Because Mr. Busch is also a director of the Company, we have provided his biographical information above.
Robert Kiernan.   Mr. Kiernan joined the Company and became our Chief Financial Officer and Treasurer in August 2017. Mr. Kiernan has more than 30 years of experience in financial accounting, reporting and management. Prior to joining our Company, Mr. Kiernan served as the Senior Vice President, Controller and Chief Accounting Officer of FBR & Co. (“FBR” NASDAQ: FBRC) commencing in October 2007 and in a similar role for Arlington Asset Investment Corp. (“Arlington Asset” NYSE: AI) commencing in April 2003. Prior to joining Arlington Asset, Mr. Kiernan was a senior manager in the assurance practice at Ernst & Young.
Mr. Kiernan holds a Bachelor of Science in Accounting, Mount St. Mary’s University, Cum Laude (1987) and is a member of the American Institute of Certified Public Accountants.
Alfonzo Leon.   Mr. Leon joined the Company in August 2014 and has served as Chief Investment Officer since July 1, 2015. Mr. Leon is a real estate finance executive with 19 years of acquisition and capital markets experience working on behalf of institutional investors, real estate developers, and health care operators. Prior to joining our Company, Mr. Leon was a Senior Vice President with Cain Brothers & Company, a boutique health care investment banking firm based out of New York and San Francisco, in their real estate M&A and capital markets group. Mr. Leon joined Cain Brothers in 2005 and completed $2 billion in real estate transactions with leading clients across the healthcare spectrum including health systems, multi-specialty physician groups, senior housing operators, non-traded and NYSE-listed REITs, health care developers, and private equity funds. Prior to Cain Brothers, Mr. Leon was an associate with LaSalle Investment Management, an international investment advisor firm, in their North American acquisition group. Mr. Leon joined LaSalle in 2000 and acquired $800 million in multi-family, office, medical office, and industrial property on behalf of institutional investors that include the nation’s largest pension funds and college endowments and a number of sovereign wealth funds. LaSalle Investment Management is a subsidiary of global consultancy firm Jones Lang LaSalle (NYSE: JLL).
Mr. Leon’s experience includes managing commercial real estate transactions ranging from $5 million to $500 million, raising capital for real estate developers, structuring joint ventures between developers and investors, completing portfolio investment sales to health care REITs, structuring sale-leasebacks for physician groups, acquisitions and dispositions for separate and commingled funds, corporate real estate

M&A, structuring credit tenant lease financing for investment grade health systems, and strategic real estate advisory for health systems. Mr. Leon’s property type expertise within the healthcare sector includes medical office, outpatient facilities, surgical facilities, post-acute facilities, senior housing, and hospitals. Mr. Leon received his Master’s degree in real estate finance from the Massachusetts Institutes of Technology and his B.S. in Architecture from the University of Virginia.
Danica Holley.   Ms. Holley has served as our Chief Operating Officer since March 2016. Ms. Holley’s business development and management experience spans more than 19 years with an emphasis on working in an international environment. She has extensive experience in international program management, government procurement, and global business roll-outs and start-ups. As Executive Director for Safe Blood International Foundation, from April 15, 2008 to present, she oversaw national health initiatives in Africa and Asia, including an Ebola response project. Ms. Holley has held management positions as the Director of Strategy, Corporate Business Development for WorldSpace, Inc. from 1997 to 2000, Director of Marketing for Corporate and Business at ISI Professional Services from 2000 to 2001, and Director of Administration at Tanzus Development from 1996 to 1997 and SK&I Architectural Design Group, LLC from 2003 to 2007. Ms. Holley has more than a decade of experience managing multinational teams for complex service delivery across disciplines.
She received a B.S.F.S. from the Edmund Walsh School of Foreign Service at Georgetown University in International Law, Politics and Organization, an African Studies Certificate and Arabic Proficiency (May 1994). She studied International Organization at the School for International Training, Brattleboro, Vermont and Rabat, Morocco (January – June 1993). She is an ICF certified executive leadership coach and an alumna of Georgetown University’s Graduate Leadership Coaching Program (September 2010).
Allen Webb.   Mr. Webb joined the Company in December 2014 and has served as Senior Vice President, SEC Reporting and Technical Accounting since October 2015. Mr. Webb was appointed by the Company’s Board of Directors as an officer of the Company effective June 8, 2016 and was appointed as an officer of our Advisor on December 1, 2016. Mr. Webb has more than 25 years of experience in SEC reporting and technical accounting within multiple industries, including real estate, health care, oil and gas, government contracting, and public utilities. From June 2014 to November 2014, Mr. Webb was an independent consultant. From December 2012 to May 2014, Mr. Webb worked at Empire Petroleum Partners, LLC, one of the largest and most geographically diversified wholesale distributors of motor fuel in the United States. At Empire, Mr. Webb served as Director of Financial Reporting from December 2012 to May 2013 and was promoted to Vice President and Corporate Controller from June 2013 to May 2014. Mr. Webb was an independent consultant during October and November of 2012 before joining Empire. Mr. Webb was the Director of SEC Reporting and Technical Accounting at Versar, Inc. (NYSE: VSR), a global project management company providing support to federal, state, and local clients worldwide from August 2011 to September 2012. From January 2011 to August 2011, Mr. Webb was an independent consultant. Prior to this, he served as the Director of Accounting at Coventry Health Care, Inc., which was acquired by Aetna (NYSE: AET) in 2013. Mr. Webb joined Coventry in April 2008. Prior to joining Coventry, Mr. Webb was the Assistant Controller for Pepco Holdings, Inc., which merged with Exelon (NYSE: EXC) in 2016. Mr. Webb joined Pepco Holdings in August 1998. Prior to joining Pepco Holdings, Mr. Webb joined the real estate industry group within the SEC’s Division of Corporation Finance in March 1997 and joined Arthur Andersen in September 1990 where he served as the engagement manager on several REIT initial public offering engagements. Mr. Webb is a Certified Public Accountant in the state of Maryland.
Jamie Barber.   Mr. Barber joined the Company and became our General Counsel and Secretary in May 2017. Prior to joining our Company, from July 2012 to May 2017, Mr. Barber was Associate General Counsel at FBR, where he assisted with SEC compliance and corporate governance matters and was primary counsel for FBR’s investment banking operations. From August 2004 to June 2012 Mr. Barber served as Senior Associate — REIT Capital Markets at Hunton & Williams LLP, where he represented public REITs in conjunction with their SEC compliance requirements, corporate governance matters and offerings of equity and debt and merger and acquisition transactions. From September 2003 to August 2004 Mr. Barber served as an Associate at Sullivan & Cromwell LLP, where he represented issuers and underwriters in public and private offerings of equity and debt securities.
Mr. Barber received his Juris Doctor degree from Hofstra University School of Law in 2003. In 1999, he received his Bachelor of Science, Accounting and Finance, from Indiana University.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
The table below describes the beneficial ownership of shares of our common stock as of March 31, 2019 for:
•
each person or entity known by us to be the beneficial owner of more than 5% of the outstanding shares of our common stock;

•
each director and each NEO; and

•
our directors and NEOs as a group.

Except as noted in the footnotes, each person named in the following table directly owns our common stock and has sole voting and investment power. Unless otherwise indicated, the address of each named person is c/o Global Medical REIT, Inc., 2 Bethesda Metro Center, Suite 440, Bethesda, Maryland 20814. No shares beneficially owned by any executive officer, director or director nominee have been pledged as security for a loan.
Name of Beneficial Owner	Number of Shares Beneficially Owned(1)	Percentage of Shares(2)
5% Beneficial Owners
ZH USA, LLC(3)	3,715,611	10.8%
Psagot Investment House Ltd(4)	2,030,456	5.9%
Executive Officers and Directors
Jeffrey Busch	132,467(5)	*
Robert Kiernan	15,635(6)	*
Alfonzo Leon	42,690(7)	*
Allen Webb	35,730(8)	*
Jamie Barber	15,857(9)	*
Zhang Jingguo	3,715,611(10)	10.8%
Zhang Huiqi	3,739,611(11)	10.8%
Henry Cole	12,545(12)	*
Ronald Marston	12,255(13)	*
Matthew L. Cypher, Ph.D.	9,425(14)	*
Roscoe Moore	3,480(15)	*
Lori Wittman	3,480(16)	*
Paula Crowley	—(17)	*
All executive officers and directors as a group (14 people)	4,053,386	11.7%

(1)
Includes the total number of shares of common stock issuable upon redemption of partnership units and long-term incentive plan units (“LTIP Units”) in Global Medical REIT L.P., the Company’s operating partnership (the “Operating Partnership”). Subject to certain restrictions, LTIP Units are convertible into an equivalent number of Operating Partnership units (“OP Units”). OP Units are redeemable by the holder for cash or, at the Company’s option, an equivalent number of shares of common stock.

(2)
The total number of shares of common stock outstanding used in calculating the percentage ownership of each person assumes that the LTIP Units held by such person, directly or indirectly, are redeemed for shares of common stock and none of the LTIP Units held by other persons are redeemed for shares of common stock, notwithstanding that not all of the LTIP Units have vested to date.

(3)
Huang Yanping, spouse of Zhang Jingguo, is the sole settlor, protector and one of the beneficiaries of the Superior Glory Enterprises Trust (Zhang Huiqi is the other beneficiary), which, through a number of wholly-owned subsidiaries, is the sole parent of Joy Town, Inc. Joy Town, Inc. is the controlling stockholder of ZH International Holdings, Ltd, which owns ZH USA, LLC. Huang Yanping and Zhang Huiqi have shared voting and dispositive control over securities held by ZH International Holdings, Ltd. The information reported in the table above is based on a Schedule 13D filed with the SEC on January 10, 2019 by Huang Yanping. The principal address of Huang Yanping is East No. 38, Floor 3, East Unit 5, Building 2, East Yard No. 9 Jinshui Disrict, Zhengzhou, Henan Province, China.
(4)
The amount beneficially owned by Psagot Investment House Ltd. as of March 31, 2019 was 2,030,456 shares. The principal business address of Psagot Investment House Ltd. is Ahad Ha’Am St 14, Tel Aviv-Yafo, Israel.

(5)
Includes 28,740 shares of common stock and 103,727 vested (and that are due to vest within 60 days from March 31, 2019) LTIP Units convertible into shares of common stock on a one-for-one basis subject to certain conditions.

(6)
Includes 15,635 vested (and that are due to vest within 60 days from March 31, 2019) LTIP Units convertible into shares of common stock on a one-for-one basis subject to certain conditions.

(7)
Includes 42,690 vested (and that are due to vest within 60 days from March 31, 2019) LTIP Units convertible into shares of common stock on a one-for-one basis subject to certain conditions.

(8)
Includes 35,730 vested (and that are due to vest within 60 days from March 31, 2019) LTIP Units convertible into shares of common stock on a one-for-one basis subject to certain conditions.

(9)
Includes 15,857 vested (and that are due to vest within 60 days from March 31, 2019) LTIP Units convertible into shares of common stock on a one-for-one basis subject to certain conditions.

(10)
The amount beneficially owned by Mr. Zhang consists of 3,715,611 shares owned by ZH USA, LLC as of March 31, 2019. Huang Yanping, spouse of Mr. Zhang, is the sole settlor, protector and one of the beneficiaries of the Superior Glory Enterprises Trust (Zhang Huiqi is the other beneficiary), which, through a number of wholly-owned subsidiaries, is the sole parent of Joy Town, Inc. Joy Town, Inc. is the controlling stockholder of ZH International Holdings, Ltd, which owns ZH USA, LLC. Huang Yanping has sole voting and dispositive control over securities held by ZH International Holdings, Ltd. The information reported in the table above is based on a Schedule 13D filed with the SEC on January 10, 2019 by Huang Yangping. The principal address of Huang Yanping is East No. 38, Floor 3, East Unit 5, Building 2, East Yard No. 9 Jinshui Disrict, Zhengzhou, Henan Province, China.

(11)
The amount beneficially owned by Miss Zhang consists of 3,715,611 shares owned by ZH USA, LLC as of March 31, 2019. Miss Zhang is one of the beneficiaries of the Superior Glory Enterprises Trust, which, through a number of wholly-owned subsidiaries, is the sole parent of Joy Town, Inc. Joy Town, Inc. is the controlling stockholder of ZH International Holdings, Ltd, which owns ZH USA, LLC. Huang Yanping has sole voting and dispositive control over securities held by ZH International Holdings, Ltd. The information reported in the table above is based on a Schedule 13D filed with the SEC on January 10, 2019 by Huang Yangping. Also includes 24,000 vested (and that are due to vest within 60 days from March 31, 2019) LTIP Units convertible into shares of common stock on a one-for-one basis subject to certain conditions. The principal address of Huang Yanping is East No. 38, Floor 3, East Unit 5, Building 2, East Yard No. 9 Jinshui Disrict, Zhengzhou, Henan Province, China.

(12)
Includes 3,120 shares of common stock and 9,425 vested (and that are due to vest within 60 days from March 31, 2019) LTIP Units convertible into shares of common stock on a one-for-one basis subject to certain conditions.

(13)
Includes 2,830 shares of common stock and 9,425 vested (and that are due to vest within 60 days from March 31, 2019) LTIP Units convertible into shares of common stock on a one-for-one basis subject to certain conditions.

(14)
Includes 9,425 vested (and that are due to vest within 60 days from March 31, 2019) LTIP Units convertible into shares of common stock on a one-for-one basis subject to certain conditions.

(15)
Includes 3,480 vested (and that are due to vest within 60 days from March 31, 2019) LTIP Units convertible into shares of common stock on a one-for-one basis subject to certain conditions.

(16)
Includes 3,480 LTIP Units that are due to vest within 60 days from March 31, 2019 and are convertible into shares of common stock on a one-for-one basis subject to certain conditions.

(17)
Ms. Crowley was granted 3,364 LTIP Units on the date of her appointment to the Board of Directors, June 14, 2018. All of Ms. Crowley’s LTIP Units will vest on June 14, 2019, subject to her continued service as a member of Board of Directors through such date.

CORPORATE GOVERNANCE
Board and Annual Stockholders’ Meetings
The Board of Directors meets regularly to review significant developments affecting us and to act on matters requiring its approval. The Board held 10 meetings in 2018. All of the Company’s directors serving at the time of the 2018 annual meeting attended the 2018 annual meeting. Our corporate governance guidelines provide that all board members are expected to attend our annual meeting of stockholders. In 2018 no director attended fewer than 75% of the aggregate total number of meetings of the Board of Directors and of the committees upon which they served during 2018.
Committees of the Board of Directors
The Board of Directors has established an Audit Committee, a Nominating and Corporate Governance Committee and a Compensation Committee. A current copy of each committee’s charter is available on our website at www.globalmedicalreit.com.
Audit Committee.   Our Audit Committee currently consists of four of our independent directors, Ms. Wittman, Ms. Crowley and Messrs. Marston and Cole. Ms. Wittman has been appointed to serve as the chair of the Audit Committee. Each of these members has been determined to be “independent” within the meaning of the applicable standards of the NYSE and Rule 10A-3 of the Securities Exchange Act of 1934, as amended. In addition, each of these members meets the financial literacy requirements for audit committee membership under applicable standards of the NYSE and the rules and regulations of the SEC. Our Board has determined that Ms. Wittman is an “audit committee financial expert” as such term is defined in Item 407(d)(5)(ii) and (iii) of Regulation S-K. No member of the Audit Committee serves on the audit committee of more than three public companies.
The Audit Committee held five meetings in 2018. The primary purpose of the Audit Committee is to provide assistance to the Board in fulfilling its legal and fiduciary obligations with respect to matters involving the accounting, auditing, financial reporting and internal control functions of the Company and its subsidiaries, including, without limitation, assisting the Board’s oversight of   (i) the integrity of the Company’s financial statements, (ii) the Company’s compliance with legal and regulatory requirements, (iii) the independent auditor’s qualifications and independence and (iv) the performance of the Company’s independent auditors and the Company’s internal audit function.
Nominating and Corporate Governance Committee.   Our Nominating and Corporate Governance Committee currently consists of three of our independent directors, Messrs. Marston, Moore and Cypher. Mr. Marston has been appointed to serve as the chair of the Nominating and Corporate Governance Committee. Our Board has determined that each member of the Nominating and Corporate Governance Committee is “independent” within the meaning of the applicable standards of the NYSE.
The Nominating and Corporate Governance Committee held two meetings in 2018. The primary purpose of the Nominating and Corporate Governance Committee is to identify and recommend to the Board individuals qualified to serve as directors of the Company and on committees of the Board; to advise the Board with respect to the Board composition, procedures and committees; to develop and recommend to the Board a set of corporate governance guidelines applicable to the Company; and to oversee the evaluation of the Board and the Company’s management.
Compensation Committee.   Our Compensation Committee currently consists of three of our independent directors, Dr. Moore, Mr. Cole and Ms. Wittman. Dr. Moore has been appointed to serve as the chair of the Compensation Committee. Our Board has determined that each member of the Compensation Committee is “independent” within the meaning of the applicable standards of the NYSE. Each member of the Compensation Committee qualifies as an “outside director” as such term is defined under Section 162(m) of the Internal Revenue Code and as a “non-employee director” for purposes of Rule 16b-3 of the Exchange Act.
The Compensation Committee held four meetings in 2018. The primary purpose of the Compensation Committee is to assist the Board in discharging its responsibilities relating to (i) compensation by the Company of the Company’s directors and officers, (ii) review, approval and administration of compensation plans and programs and other benefit plans (the “Plans”), and (iii) compensation of our Advisor. The Company is externally advised by our Advisor and does not currently pay or reimburse any cash compensation to our executive officers, except for a portion of the General Counsel and Secretary’s salary for 2018, as previously disclosed. Instead, our executive officers’ cash compensation is paid by our Advisor or its affiliates. The Compensation Committee and Board do not have input regarding such cash compensation. The Compensation Committee has overall responsibility for evaluating and recommending changes to the director and officer compensation plans, policies and programs of the Company and approving and recommending to the Board for its approval awards under the Plans and amendments to the Plans. The Compensation Committee has the authority to retain legal, accounting and other advisors as it determines necessary to carry out its functions. In 2018, the Compensation Committee retained an independent compensation consultant, FTI Consulting, Inc. (“FTI”), to review the compensation program for our independent directors and the equity-based compensation program for our officers and key employees of our Advisor who perform services for us and to assist the Compensation Committee in developing a new 2019 annual and long-term performance-based equity compensation program for our officers and key employees of our Advisor who perform services for us.
Code of Business Conduct and Ethics
The Board has established a Code of Business Conduct and Ethics that applies to our officers, directors and employees when such individuals are acting for or on our behalf. A current copy of the Code of Business Conduct and Ethics can be found on our website at www.globalmedicalreit.com. Any waiver of the Code of Business Conduct and Ethics may be made only by the Board of Directors or a committee of the Board of Directors and will be promptly disclosed to stockholders in accordance with applicable SEC rules and applicable standards of the NYSE.
Corporate Governance Guidelines
The Board has adopted Corporate Governance Guidelines, which provide the framework for our governance and represent our Board’s current views with respect to selected corporate governance issues considered to be of significance to our stockholders. A current copy of the Corporate Governance Guidelines can be found on our website at www.globalmedicalreit.com.
Board Equity Ownership Policy
All independent directors receive a certain portion of their compensation in LTIP Units to align the interests of the Board with those of the Company’s stockholders. Our Board Equity Ownership Policy states that by March 5, 2024, subject to certain exemptions, each director must retain at least a number of LTIP Units equal to three times the director’s annual cash retainer.
Availability of Corporate Governance Materials
Stockholders may view our corporate governance materials, including the charters of our Audit Committee, our Compensation Committee, our Nominating and Corporate Governance Committee, our Corporate Governance Guidelines and our Code of Business Conduct and Ethics, on our website at www.globalmedicalreit.com and these documents are available in print to any stockholder upon request by writing to Global Medical REIT Inc., 2 Bethesda Metro Center, Suite 440, Bethesda, MD 20814, Attention: Chief Operating Officer. Information at or connected to our website is not and should not be considered a part of this proxy statement.
Board Leadership Structure
The Board has the authority to select the leadership structure it considers appropriate for us. In making leadership structure determinations, the Board considers many factors, including the specific needs of our business and what is in the best interests of our stockholders. Our current leadership structure consists of a combined Chairman of the Board and Chief Executive Officer position, a Lead Independent Director, an active and involved Board of Directors, a majority of whom are independent, and Board committees chaired by independent directors. The Board does not have a fixed policy regarding whether the same person should serve as both the Chief Executive Officer and Chairman of the Board, and the Board

believes that flexibility on this point best serves our Company by allowing us to employ a leadership structure that is most appropriate under the circumstances at any given time. On August 20, 2017, the Board appointed Mr. Busch, who was serving as Chairman and President of the Company, as Chairman, Chief Executive Officer and President of the Company. This created a unified leadership structure with Mr. Busch executing the strategic direction set by our entire Board. We believe the strength of our Lead Independent Director position, as well as the oversight exercised by the independent members of our Board of Directors through the work of the committees of the Board of Directors discussed above, makes this the best board leadership structure for us at this time.
Lead Independent Director
Mr. Cole serves as our Lead Independent Director. Our Lead Independent Director is responsible for presiding over executive sessions of the independent directors. Our Lead Independent Director also may facilitate communication by the non-management directors with the Chairman of the Board and management, although all directors have access to management of our Company.
Board’s Role in Risk Oversight
The Board provides oversight of our risk management processes. Management identifies and prioritizes material risks, and each prioritized risk is referred to a Board committee or the full Board for oversight. For example, financial risks are referred to the Audit Committee. The Board regularly reviews information regarding our properties, loans, operations, information technology, liquidity and capital resources. The Board informally reviews the risks associated with these items at each quarterly Board meeting and at other Board meetings as deemed appropriate.
The Board believes an effective risk management system will (1) timely identify the material risks that we face; (2) communicate necessary information with respect to material risks to our principal executive officer or principal financial officer of our Advisor and, as appropriate, to our Board or relevant committee thereof; (3) implement appropriate and responsive risk management strategies consistent with our risk profile; and (4) integrate risk management into management and our Board’s decision-making.
Report of the Audit Committee
Our Audit Committee operates under a written charter adopted by the Board. Our Audit Committee is responsible for providing oversight of the independent audit process and the independent auditors, reviewing our financial statements and the financial statements of our subsidiaries and discussing them with management and the independent auditors, reviewing and discussing with management and the independent auditors the adequacy and effectiveness of our internal accounting and disclosure controls and procedures, and providing oversight of legal and regulatory compliance and ethics programs. The Audit Committee communicates regularly with our management, including our Chief Financial Officer, our internal auditors and with our independent auditors. The Audit Committee is also responsible for conducting an appropriate review of and pre-approving all related person transactions in accordance with applicable standards of the NYSE and evaluating the effectiveness of the Audit Committee charter at least annually.
To comply with the Sarbanes-Oxley Act of 2002, the Audit Committee has adopted a policy that pre-approves specified audit and tax-related services to be provided by our independent auditors. The policy forbids our independent auditors from providing the services enumerated in Section 201(a) of the Sarbanes-Oxley Act.
In performing all of these functions, the Audit Committee acts only in an oversight capacity. The Audit Committee reviews our quarterly and annual reporting on Form 10-Q and Form 10-K prior to filing with the SEC. In its oversight role, the Audit Committee relies on the work and assurances of our management, which has the primary responsibility for our financial statements and reports, and of the independent auditors, who, in their report, express an opinion on the conformity of our annual financial statements with U.S. generally accepted accounting principles (“GAAP”).
When our audited consolidated balance sheets as of December 31, 2018, and the related consolidated statements of operations, stockholders’ equity and cash flows for the year then ended, were prepared and included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2018, our independent registered public accounting firm was MaloneBailey. The Audit Committee reviewed and discussed the audited financial statements with management and discussed with MaloneBailey those matters required to be discussed by MaloneBailey with the Audit Committee under the rules adopted by the Public Company Accounting Oversight Board (the “PCAOB”), including the Statement on Auditing Standards No. 1301, as amended. The Audit Committee received the written disclosures and the letter from MaloneBailey required by the applicable requirements of the PCAOB regarding MaloneBailey’s communications with the Audit Committee concerning independence and discussed with representatives of MaloneBailey their independence from the Company and our management. The Audit Committee reported its findings to our Board of Directors.
Based on the reviews and discussions described above, the Audit Committee recommended to our Board of Directors that the audited financial statements be included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2018 for filing with the SEC. A copy of our Annual Report on Form 10-K is available on our website at www.globalmedicalreit.com and through the SEC’s Edgar database at www.sec.gov.
The Audit Committee’s report shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that we specifically incorporate the information contained in the report by reference, and it shall not be deemed filed under such acts.
Lori Wittman, Chair
Paula Crowley
Henry Cole
Ronald Marston
Nominations of Directors
Pursuant to its charter, the responsibilities of the Nominating and Corporate Governance Committee include evaluating and recommending to the full Board of Directors the director nominee or nominees to stand for election at our annual meetings of stockholders or for election by the Board of Directors to fill vacancies on the Board of Directors. Although the committee is authorized to retain search firms and to compensate them for their services, it has not elected to do so to date.
The Nominating and Corporate Governance Committee examines each director nominee on a case-by-case basis regardless of who recommends the nominee. In considering whether to recommend any particular candidate as a nominee for election as a director, the committee considers the following criteria, among others: experience, skills, expertise, diversity of experience, personal and professional integrity, character, business judgment, time availability in light of other commitments, dedication, conflicts of interest and such other relevant factors that the Committee considers appropriate in the context of the needs of the Board. The committee does not assign specific weight to particular criteria, and no particular criterion is a prerequisite for any prospective nominee. Although we have no policy regarding diversity, we believe that the backgrounds and qualifications of our directors, considered as a group, should provide a composite mix of experience, knowledge and abilities that will allow the Board of Directors to fulfill its responsibilities.
In addition to the qualification criteria above, the Nominating and Corporate Governance Committee also takes into account whether a potential director nominee qualifies as an “audit committee financial expert” as the SEC defines that term, and whether the potential director nominee would qualify as an “independent” director under the applicable standards of the NYSE.
The Nominating and Corporate Governance Committee evaluated our Board’s nominees in light of the above criteria and recommended to the Board that they be nominated for election as directors at the Annual Meeting. Our Board approved that recommendation.
The Nominating and Corporate Governance Committee will consider persons recommended by stockholders to become nominees for election as directors, provided that those recommendations are submitted in writing to our Corporate Secretary specifying the nominee’s name and qualifications for Board membership. For a stockholder to nominate a director candidate, the stockholder must comply with the advance notice provisions and other requirements of Section 11 of Article II of our bylaws.

We urge any stockholder who intends to recommend a director candidate to the Nominating and Corporate Governance Committee for consideration to review thoroughly our Nominating and Corporate Governance Committee Charter and Section 11 of Article II of our bylaws. Copies of our Nominating and Corporate Governance Committee Charter and our bylaws are available upon written request to Danica Holley, Chief Operating Officer, Global Medical REIT Inc., c/o Global Medical REIT Inc., 2 Bethesda Metro Center, Suite 440, Bethesda, Maryland 20814.
We must receive any nomination intended to be presented at our 2020 annual meeting of stockholders on or before December 20, 2019 but no earlier than November 20, 2019 for the nomination to be eligible to be included in the Proxy Statement and form of proxy to be distributed by the Board of Directors for that meeting.
Communications with the Board of Directors
The Board of Directors has established a process for interested parties to send communications to the Board of Directors. Stockholders and other interested parties may communicate with the Board as a group or individually by writing to: The Board of Directors of Global Medical REIT Inc., c/o Global Medical REIT Inc., 2 Bethesda Metro Center, Suite 440, Bethesda, Maryland 20814. The Corporate Secretary may require reasonable evidence that a communication or other submission is made by a stockholder before transmitting the communication to the Board or a Board member. On a periodic basis, the Corporate Secretary will compile and forward all stockholder communications submitted to the Board or the individual directors.

PROPOSAL 2 — ADVISORY VOTE ON NAMED EXECUTIVE OFFICER COMPENSATION
Section 14A of the Exchange Act added by the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) provides our stockholders with an advisory vote to approve our NEO compensation. This advisory vote gives our stockholders the opportunity to express their views on the compensation of our NEOs. Although this vote is advisory and is not binding, the Board and the Compensation Committee plan to take into consideration the outcome of the vote when making future executive compensation decisions.
As described in detail under “Compensation Discussion and Analysis,” we believe that our compensation program is designed to align the interests of management with those of our stockholders, apply a pay-for-performance philosophy and attract and retain top management talent. Our Board and Compensation Committee carefully review, analyze and discuss our compensation program on an ongoing basis. Our Board believes that our current executive compensation program effectively links executive compensation to our performance and appropriately aligns the interests of our executive officers with those of our stockholders.
Voting and Effect of Vote
We are requesting your non-binding, advisory vote on the following resolution:
“RESOLVED, that the compensation paid to the Company’s named executive officers, as disclosed pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the Compensation, Discussion and Analysis, compensation tables and related material disclosed in this Proxy Statement, is hereby APPROVED.”
You will vote FOR, AGAINST or ABSTAIN on this Item 2. Because your vote is advisory, it will not be binding on the Company, the Board or the Compensation Committee and will not overrule any decision by the Board or require the Board to take any action. However, the Board values our stockholders’ views on executive compensation matters and will consider the outcome of this vote when deliberating future executive compensation decisions for NEOs.
Board Recommendation
As noted in the Compensation Discussion and Analysis, the Compensation Committee believes its 2018 compensation decisions will benefit stockholders for short-term and long-term Company performance, and the compensation paid to the NEOs for 2018 was reasonable and appropriate.
The Board recommends that you vote FOR the advisory resolution to approve the compensation paid to the Company’s NEOs, as disclosed in this Proxy Statement in the Compensation Discussion and Analysis, the compensation tables and any related material (Proposal 2 on the proxy card).

COMPENSATION DISCUSSION AND ANALYSIS
Overview
Our Company is externally managed by our Advisor pursuant to the terms and conditions of the Amended and Restated Management Agreement, dated July 1, 2016, between us and our Advisor (the “Management Agreement”). Because the Management Agreement provides that our Advisor is responsible for managing our affairs, our executive officers, who are all employees of our Advisor or its affiliates, do not receive cash compensation directly from us for serving as our executive officers.
Our Advisor or its affiliates pay all cash compensation of our executive officers, except that in 2018 a portion of the salary of our General Counsel and Secretary was reimbursed by the Company. We pay our Advisor a management fee pursuant to the Management Agreement, and our Advisor uses the proceeds from the management fee in part to pay compensation to our officers and the Advisors’ other employees who perform services for us. Our Advisor has informed us that, because the services performed by these officers or employees in their capacities as such are performed in a significant part, but not exclusively, for us, it cannot segregate and identify that portion of the compensation awarded to, earned by or paid to our executive officers by our Advisor that relates solely to their services to us. Our Advisor currently has one other client, American Housing REIT Inc., for which it provides management services under an agreement that is similar to the management agreement between us and our Advisor. At this time, there are no other real estate programs or clients for which the Advisor provides services; however, some of our officers who are employed by our Advisor or one of its affiliates do spend a portion of their time on other projects and businesses that are sponsored by affiliates of our Advisor.
Although we do not directly pay our named executive officers, or NEOs, any cash compensation, other than reimbursement of a portion of the salary of our General Counsel and Secretary (such reimbursement ended in May 2018), we do directly pay our NEOs non-cash compensation through equity incentive awards with time-based and performance-based vesting terms. The primary objectives of our equity incentive plans are to align pay with performance while at the same time attracting and retaining high-quality, talented executives.
Our equity incentive awards are divided into an annual incentive plan and a long-term incentive plan, each as summarized in the table below:
	2018 Annual Equity Incentive Plan	2018 Long-Term Equity Incentive Plan
Structure	Threshold, Target and Maximum Awards based on the achievement of various annual performance goals.	Threshold, Target and Maximum Awards based on achievement of various long-term stockholder return goals.
Performance Metrics
Generally divided into multiple categories based on the following metrics:
•
Acquisition activity;

•
Adjusted Funds from Operations (“AFFO”);

•
Capital raising(1);

•
Net asset value; and

•
Individual performance.

Performance-based component (60% of overall long-term equity award) generally divided into the following two categories:
•
Absolute total stockholder return (75%); and

•
Relative total stockholder return (25%).

The remaining 40% of the long-term equity award is subject to time-based vesting only.

(1)
Beginning with our 2019 Annual Equity Incentive Plan, the Company replaced this performance metric with Debt-to-Total Assets (as such amount is calculated pursuant to the Company’s credit facility).

	Annual Equity Incentive Plan	Long-Term Equity Incentive Plan
Timing of Payout and Vesting
Awards are paid, through the issuance of LTIP Units, annually based on achievement of performance metrics for the prior year, and vest once issued as follows:
•
50% immediately at the time of issuance; and

•
50% on the one-year anniversary of the issuance date.

Performance-based awards are paid through the issuance of LTIP Units, at the end of a three-year performance period, based on the achievement of absolute and relative total stockholder return goals, and vest once issued as follows:
•
50% immediately at the time of issuance; and

•
50% on the first anniversary of the date of issuance. Time-based awards vest in equal one-third installments on the first, second and third anniversary of the date of grant.

The Company calculates AFFO by modifying the National Association of Real Estate Investment Trusts’ computation of Funds From Operations (“FFO”). FFO means net income or loss computed in accordance with GAAP before non-controlling interests of holders of operating partnership units, excluding gains (or losses) from sales of property and extraordinary items, plus real estate-related depreciation and amortization (excluding amortization of deferred financing costs), and after adjustments for unconsolidated partnerships and joint ventures. The Company calculates AFFO by adjusting FFO for certain cash and non-cash items and certain recurring and non-recurring items. These items include recurring acquisition and disposition costs, loss on the extinguishment of debt, recurring straight line deferred rental revenue, recurring stock-based compensation expense, recurring amortization of deferred financing costs, recurring capital expenditures, recurring lease commissions, recurring tenant improvements, an advisory fee settled with the issuance of OP Units, and other items.
Our Annual Equity Incentive Plan is designed to reward our NEOs based on achievements of various annual financial, acquisition and individual performance goals while our Long-Term Equity Incentive Plan is designed to reward our NEOs for achievements based on long-term stockholder returns. We believe a combination of both an annual and long-term performance plan helps incent our NEOs to achieve our short-term operational goals without sacrificing long-term stockholder value.
Our Compensation Committee, which is comprised solely of independent directors, is responsible for the establishment and oversight of our Equity Incentive Plans. The Compensation Committee reaches decisions on executive equity compensation using input from a variety of sources, including the independent compensation consultant as described below. A significant portion of our executives’ equity compensation is performance-based, which we believe ensures that a substantial portion of the compensation of our NEOs is directly aligned with our stockholders’ interests.
2018 Financial and Operational Highlights
The table below summarizes our 2018 financial and operational highlights compared to 2017:
As of and for the year ended
	2018	2017
Gross investment in real estate	$647.6 million	$471.5 million
Rental revenue	$49.6 million	$28.5 million
Gain on sale of investment property	$7.7 million	$—
Net income (loss) attributable to common stockholders per share	$0.35	$(0.09)
Revolving credit facility capacity	$350.0 million	$250.0 million
Preferred stock outstanding	$75.0 million	$75.0 million
Total equity	$299.8 million	$259.0 million
We continued our rapid growth from 2017 by growing our gross real estate investments by 37% in 2018. We also disposed of our Great Bend, Kansas asset for a gain of  $7.7 million, which we believe validates our investment methodology and due diligence processes. We amended our credit facility to: (i) increase its overall capacity to $350 million, consisting of a $100 million, five-year term loan and a $250 million revolving credit facility, and (ii) implement a new reduced interest rate pricing matrix. We entered into three interest rate swaps in 2018, which effectively fixed the LIBOR base of our $100 million term facility at 2.88% and the LIBOR base of  $70 million of our revolving credit facility at 2.93% (our total interest cost on this debt consists of the aforementioned LIBOR bases plus a spread).
Role of the Compensation Committee
The Compensation Committee approves, and recommends that the Board approve, the grant of the annual and long-term incentive awards and other equity awards. The committee regularly reviews the Company’s executive compensation and monitors best practices concerning executive compensation.
Compensation Committee meetings are regularly attended by committee members and usually are attended by our Chief Executive Officer. Meetings may be attended by other executives and advisors as appropriate. The committee also meets in executive sessions without members of management present. The Chair of the Compensation Committee reports to the Board on the committee’s decisions concerning, among other things, compensation of the executive officers.
The Compensation Committee reviews and discusses with management this Compensation Discussion and Analysis section of the Proxy Statement and reaches a determination, on an annual basis, whether to recommend to the Board that this Compensation Discussion and Analysis section of the Proxy Statement be included in the Company’s annual proxy statement or annual report on Form 10-K, as required by the SEC. The Compensation Committee is also responsible for overseeing any stockholder advisory votes with respect to executive compensation matters, including non-binding advisory votes on executive compensation, the frequency of such votes, and votes on “golden parachute” payments.
Role of the Compensation Consultant
The Compensation Committee retains its own independent compensation consultant who reports directly to the committee. The independent compensation consultant’s engagement includes reviewing and advising on material aspects of the Company’s annual incentives and equity compensation. Since 2017, the Compensation Committee has engaged the services of FTI as its independent compensation consultant. During fiscal year 2018, FTI provided the following executive compensation consulting services to the Compensation Committee:
•
Assisted with the benchmarking and analysis of the compensation for the Company’s NEOs;

•
Assisted with the development and analysis of peer group companies for comparison of NEO compensation;

•
Identified the mix of compensation components for each NEO position;

•
Provided commentary and information regarding the overall executive compensation program; and

•
Provided benchmarking and information on director compensation.

From time to time, FTI communicates with our Chief Executive Officer to discuss different elements and weightings of compensation and best practices and trends in executive compensation.
While the Compensation Committee considers FTI’s input and advice, it uses its own independent judgment in making final decisions concerning compensation paid to the executive officers. The Compensation Committee has the full authority to retain and terminate the services of FTI as it deems necessary or appropriate.
FTI did not in 2018 and currently does not provide any other services to the Company. After reviewing information provided by FTI regarding its independence and considering the relevant independence factors pursuant to applicable SEC rules and NYSE guidelines, the Compensation Committee determined that no conflicts of interest existed in connection with the services FTI performed for the Company in 2018.

Role of the Chief Executive Officer
Our Chief Executive Officer participates in the compensation determination process by consulting with the Board and the Compensation Committee on matters related to compensation, and by making compensation recommendations for our NEOs. These recommendations are based upon information provided by FTI, his assessment of each NEO’s performance and contributions to the Company’s performance, and other considerations including employee retention. The Compensation Committee considers this information, but approves and recommends that the Board approve, based on its own independent judgment, the amounts payable to our NEOs.
Peer Companies and Competitive Positioning
The Compensation Committee, with input and recommendations from FTI, establishes the Company’s peer group on an annual basis. The Compensation Committee uses the peer group for compensation benchmarking and general comparison purposes. The peer group comprises companies selected on various criteria including criteria recommended by FTI, including size, industry, revenue and market capitalization. FTI evaluates the continued appropriateness of each company in the peer group on an annual basis and recommends to the Compensation Committee additions and/or deletions from the prior year’s peer group as may be warranted. For fiscal year 2018, the peer group consisted of the following companies (collectively, the “Peer Companies”):
•
Armada Hoffler Properties, Inc.

•
BRT Apartments Corp.

•
CareTrust REIT, Inc.

•
CatchMark Timber Trust, Inc.

•
Community Healthcare Trust Incorporated

•
Dynex Capital, Inc.

•
Farmland Partners Inc.

•
Investors Real Estate Trust

•
MedEquities Realty Trust, Inc.

•
One Liberty Properties, Inc.

•
Plymouth Industrial REIT, Inc.

•
Preferred Apartment Communities, Inc.

•
Sotherly Hotels Inc.

•
UMH Properties, Inc.

•
Urstadt Biddle Properties Inc.

•
Whitestone REIT

In order to assist the Compensation Committee in its determination of executive compensation, FTI prepares an independent analysis of key size and performance indicators such as revenue, market capitalization, and total stockholder return compared to the Peer Companies. This analysis is provided to the Compensation Committee so it has sufficient information on the competitiveness of pay in the context of our performance compared with that of our peers.
FTI also delivers a benchmarking analysis of the compensation paid to our NEOs and to our directors to the Compensation Committee. This analysis compares annual and long-term incentive awards and total compensation to compensation components of the Peer Companies and provides general guidance for future compensation levels. While the Compensation Committee uses this analysis to help frame its decisions on compensation, it uses its collective judgment in determining executive compensation.

The Compensation Committee does not target a specific market position relative to the Peer Companies for the compensation elements of executive officers but seeks to pay competitively and takes into consideration the relative positioning compared to the Peer Companies in making compensation decisions. The Compensation Committee exercises discretion in making compensation decisions based on the following inputs: its understanding of market conditions, its understanding of competitive pay analysis, recommendations from the Chief Executive Officer regarding the executive officers, the need to retain executive talent, the Compensation Committee’s overall evaluation of each executive’s performance, and our overall compensation strategy, among other factors.
Equity Compensation Plan Information
In 2016, the Board approved and adopted the 2016 Equity Incentive Plan (the “2016 Plan”). The purposes of the 2016 Plan are to attract and retain qualified persons upon whom, in large measure, our sustained progress, growth and profitability depend, to motivate the participants to achieve long-term Company goals and to more closely align the participants’ interests with those of our other stockholders by providing them with a proprietary interest in our growth and performance.
The 2016 Plan is administered by the Compensation Committee, which interprets the 2016 Plan and has broad discretion to select the eligible persons to whom awards will be granted, as well as the type, size and terms and conditions of each award, including the exercise price of options, the number of shares subject to awards and the expiration date of, and the vesting schedule or other restrictions (including, without limitation, restrictive covenants) applicable to, awards.
The 2016 Plan allows the Company to grant the following types of awards:
•
options, including non-qualified options and incentive stock options;

•
stock appreciation rights, or SARs;

•
stock awards, including restricted stock and unrestricted stock;

•
restricted stock units;

•
other equity-based awards, including LTIP Units;

•
incentive awards;

•
substitute awards; and

•
performance awards.

An aggregate of 187,296 and 59,966 LTIP Units were issued during the years ended December 31, 2018 and 2017, respectively, pursuant to the 2016 Plan.
2018 Annual and Long-Term Incentive Plans
On March 5, 2018 and April 9, 2018, the Board approved the recommendations of the Compensation Committee with respect to the granting of 2018 Annual Performance-Based Incentive Plan (“LTIP”) Awards (the “2018 Annual Awards”) and 2018 Long-Term Incentive LTIP Awards (the “2018 Long-Term Awards”) to the executive officers of the Company and other employees of the Advisor who perform services for the Company. The 2018 Annual Awards and 2018 Long-Term Awards were granted pursuant to the 2016 Plan.

The 2018 Annual Awards and 2018 Long-Term Awards granted to the Company’s NEOs as of December 31, 2018 are described below.
Name	Title	2018 Annual Award Target	Number of Target Annual Award Units	2018 Long- Term Award Target	Number of Target Long- Term Award Units
Jeffrey Busch	Chairman, CEO and President	$180,000	25,714	$216,000	32,951
Robert Kiernan	CFO and Treasurer	$130,000	18,571	$156,000	23,799
Alfonzo Leon	Chief Investment Officer	$125,000	17,857	$200,000	30,510
Jamie Barber	General Counsel and Secretary	$110,000	15,714	$132,000	20,136
Allen Webb	SVP — SEC Reporting and Technical Accounting	$98,800	14,114	$118,560	18,086
The number of target LTIP Units comprising each 2018 Annual Award was based on the closing price of the Company’s common stock reported on the NYSE on the date of grant. The number of target LTIP Units comprising each 2018 Long-Term Award was based on (i) with respect to the performance-based awards, the fair value of such awards as determined by an independent valuation consultant and (ii) with respect to the time-based awards, the closing price of the Company’s common stock reported on the NYSE on the date of grant, in each case rounded to the next whole LTIP Unit in order to eliminate fractional units.
2018 Annual Awards
The Compensation Committee established performance goals for calendar year 2018 (the “2018 Annual Performance Period”) that were used to determine the number of 2018 Annual Awards earned by each grantee. The actual number of 2018 Annual Awards earned by each grantee were awarded on March 5, 2019.
The number of LTIP Units issuable to each grantee at the end of the 2018 Annual Performance Period was determined by dividing the total number of 2018 Annual Award Target LTIP Units into five components as shown in the table below (each a “Component”) and multiplying the number of 2018 Annual Award Target Award LTIP Units allocated to each Component by the applicable performance percentage, based on the extent to which the performance goal for each such Component was achieved.
Target No. of LTIP Units	Component	Performance Goal	2018 Performance Result
17.5% of total Target LTIP Units	Acquisitions including (i) closed acquisitions from March 1, 2018 through December 31, 2018, and (ii) acquisitions placed under definitive purchase contract on or before December 31, 2018 and closed by February 28, 2019.	Threshold: $100 million Target: $150 million Maximum: $200 million	$151.3 million 101% of Target LTIP Units earned
17.5% of total Target LTIP Units	Capital raising measured by gross proceeds actually raised through the issuance and sale of primary Company equity securities during the period from January 1, 2018 through December 31, 2018.	Threshold: $100 million Target: $200 million Maximum: $300 million	$57.3 million 0% of Target LTIP Units earned(1)
17.5% of total Target LTIP Units	Net Asset Value (NAV) calculated as total assets minus total liabilities, in each case calculated under GAAP as reported on the Company’s audited balance sheet as of December 31, 2018.	Threshold: $325 million Target: $450 million Maximum: $550 million	$299.8 million 0% of Target LTIP Units earned

Target No. of LTIP Units	Component	Performance Goal	2018 Performance Result
17.5% of total Target LTIP Units
Adjusted FFO (AFFO) per share for the year ended December 31, 2018, as reported by the Company in its year-end earnings announcement.
AFFO per share for the year ended December 31, 2018 excludes the dilutive effect, if any, of any capital raising completed during the period beginning on January 1, 2018 and ending on December 31, 2018.
		Threshold: $0.76 per share Target: $0.80 per share Maximum: $0.84 per share	$0.76 per share 50% of Target LTIP Units earned
30% of total Target LTIP Units	Discretionary Component	Entirely at the discretion of the Committee based on the Committee’s assessment of the Grantee’s individual performance in areas the Committee deems in its discretion to be important based on the Grantee’s job duties and position within the organization.	Individually determined based upon an evaluation of the individual performance of each NEO.

1)
See “— 2019 Discretionary Grants” below.

Performance Percentages
(i)
If the Company achieved less than the Threshold Goal in a particular Component in the above table, all of the 2018 Annual Award LTIP Units for that Component (17.5% of the total target number of 2018 Annual Award LTIP Units) would have been forfeited.

(ii)
If the Company achieved the Threshold Goal in a particular Component in the above table, the number of earned LTIP Units in that Component would have been equal to 50% of the number of 2018 Annual Award Target LTIP Units for that Component (or 8.75% of the total target number of 2018 Annual Award LTIP Units).

(iii)
If the Company achieved the Target Goal in a particular Component in the above table, the number of earned LTIP Units in that Component would have been equal to 100% of the number of 2018 Annual Award Target LTIP Units for that Component (or 17.5% of the total target number of 2018 Annual Award LTIP Units).

(iv)
If the Company achieved or exceeded the Maximum Goal in a particular Component in the above table, the number of earned LTIP Units for that Component would have been equal to 150% of the number of 2018 Annual Award Target LTIP Units for that Component (or 26.25% of the total target number of 2018 Annual Award LTIP Units).

For achievement of a Performance Goal at an intermediate point between the Threshold Goal and the Target Goal or between the Target Goal and the Maximum Goal for any Component, the number of earned LTIP Units for that Component was interpolated on a straight-line basis between 50% and 100% or between 100% and 150%, respectively, of the target number of 2018 Annual Award LTIP Units allocated to that Component. Fractional LTIP Units were rounded to the nearest whole LTIP Unit.

Units that were earned based on performance as provided above are subject to forfeiture restrictions that will lapse in the following amounts and on the following vesting dates subject to the continuous service of the grantee through and on the applicable vesting date:
(i)
50% of the earned LTIP Units became vested on March 5, 2019; and

(ii)
50% of the earned LTIP Units become vested on March 5, 2020.

Vesting is accelerated in the event of a termination of the executive’s position without “Cause” or for “Good Reason” (as defined in the relevant award agreements), as a result of death or disability, as a result of the grantee’s retirement or upon a “Change-of-Control” (as defined in the relevant award agreements) of the Company. Unvested LTIP Awards would have been forfeited in the event of any other termination event.
2018 Long-Term Awards
The number of 2018 Long-Term Award units that each grantee is entitled to receive was and will be determined as follows:
(i)
40% of the awards (the “Long-Term Time-Based Awards”) were granted on March 5, 2018 and are subject to a three-year vesting period; and

(ii)
60% of the awards (the “Long-Term Performance-Based Awards”) will be determined following the conclusion of a three-year performance period (the “2018 Long-Term Performance Period”) based on the Company’s Total Stockholder Return (“TSR”) on both an absolute basis (“Absolute TSR Component”) (representing 75% of the target 2018 Long-Term Performance-Based Award) and relative to the companies comprising the SNL Healthcare REIT Index (“Relative TSR Component”) (representing 25% of the target 2018 Long-Term Performance-Based Award) during the 2018 Long-Term Performance Period. Grantees will not be entitled to receive any LTIP Units except to the extent they are earned upon the end of the 2018 Long-Term Performance Period in accordance with the terms and conditions of the 2018 LTIP Long-Term Award Agreements. 2018 Long-Term Performance-Based Award LTIP Units that are not earned will be forfeited and cancelled and earned LTIP Units will be subject to forfeiture prior to vesting as set forth below.

The number of LTIP Units earned under the Absolute TSR Component of the 2018 Long-Term Performance-Based Awards will be determined as soon as reasonably practicable following the earlier of  (a) the calendar day immediately preceding March 5, 2021, or (b) the date upon which a “Change of Control” (as defined in the relevant award agreement) occurs (the “Long-Term Valuation Date”), by multiplying the total target number of Long-Term Performance-Based Award LTIP Units by 75% and then multiplying such product by the applicable Percentage of Absolute TSR Component Earned based on the Company’s TSR as shown below:
TSR	Percentage of Absolute TSR Component Earned
Less than 21%	0%
21%	50%
27%	100%
33% or greater	200%
The Absolute TSR Component will be forfeited in its entirety if the TSR is less than 21%. If the TSR is between 21% and 27%, or between 27% and 33%, the percentage of the Absolute TSR Component earned will be determined using linear interpolation as between those tiers, respectively. If a “Change of Control” occurs prior to the third anniversary of March 5, 2018, then the Absolute TSR Component will be calculated based on a pro-rata portion of the above-referenced hurdle rates and then a partial service factor will be applied to determine the number of earned LTIP Units.

The number of 2018 Long-Term Performance-Based Award LTIP Units earned under the Relative TSR Component will be determined as soon as reasonably practicable following the Long-Term Valuation Date by multiplying the number of Award LTIP Units by 25% and then multiplying such product by the applicable Percentage of Relative TSR Component Earned based on the Company’s Relative Performance as shown below:
Relative Performance	Percentage of Relative TSR Component Earned
TSR below the 35th percentile of the SNL Healthcare REIT Index	0%
TSR equal to the 35th percentile of the SNL Healthcare REIT Index	50%
TSR equal to the 55th percentile of the SNL Healthcare REIT Index	100%
TSR equal to or greater than the 75th percentile of the SNL Healthcare REIT Index	200%
The Relative TSR Component will be forfeited in its entirety if the Relative Performance is below the 35th percentile of the SNL Healthcare REIT Index. If the Relative Performance is between the 35th percentile and 55th percentile of the SNL Healthcare REIT Index, or between the 55th percentile and 75th percentile of SNL Healthcare REIT Index, the percentage of the Relative TSR Component earned will be determined using linear interpolation as between those tiers, respectively. If a “Change of Control” occurs prior to the third anniversary of March 5, 2018, then the Relative TSR Component will be calculated based on above-referenced hurdle rates and then a partial service factor will be applied to determine the number of earned LTIP Units.
As soon as practicable following the 2018 Long-Term Valuation Date, the Compensation Committee will determine the number of LTIP Units earned by each grantee under both the Absolute TSR Component and the Relative TSR Component. Any 2018 Long-Term Performance-Based Award LTIP Units that are not earned as set forth above will be forfeited, and the grantee will have no right in or to any such unearned and unissued LTIP Units after it is determined that they were not earned.
Units that have been earned based on performance as provided above are subject to forfeiture restrictions that will lapse in the following amounts and on the following vesting dates subject to the continuous service of the grantee through and on the applicable vesting date:
(i)
50% of the earned LTIP Units become vested as of the Long-Term Valuation Date; and

(ii)
50% of the earned LTIP Units become vested on the first anniversary of the Long-Term Valuation Date.

2019 Discretionary Awards
Pursuant to the 2018 Annual Incentive Plan, the Compensation Committee provided for the ability to re-evaluate the feasibility of achieving the capital raising component of the plan. Due to the significantly challenging capital markets in 2018, especially REIT capital markets, the Company failed to meet any of its stated capital markets targets set forth in the 2018 Annual Incentive Plan. However, despite the challenging capital markets environment, the Company was able to raise approximately $57 million of equity in 2018 at an average price per share of  $9.23, which exceeded the price per share for the Company’s common stock offering in June 2017 by 2.5%. Recognizing management’s ability to raise capital in an extremely challenging market environment, the Compensation Committee recommended, and the Board of Directors approved, a discretionary grant of LTIP Units outside of the 2018 Annual Incentive Plan in amounts equal to each NEO’s target LTIP amounts for the capital raising component of the 2018 Annual Incentive Plan. Because these grants were made in 2019 and were outside of the 2018 Annual Incentive Plan, such grants will not be disclosed in our compensation tables until our 2020 proxy statement.
Distributions
Pursuant to both the 2018 LTIP Annual Award Agreements and 2018 LTIP Long-Term Performance-Based Award Agreements, distributions equal to the dividends declared and paid by the Company accrued and will accrue during the applicable performance period on the maximum number of

LTIP Units that the grantee could earn and are paid with respect to all of the earned LTIP Units at the conclusion of the applicable performance period, in cash or by the issuance of additional LTIP Units at the discretion of the Compensation Committee. LTIP Units issued pursuant to the time-based-vesting component of the 2018 LTIP Long-Term Awards (40% of aggregate 2018 LTIP Long-Term Awards) were issued and outstanding as of the grant date (March 5, 2018) and, therefore, grantees received distributions on those awards during 2018.
Retention Awards
In addition to the 2018 Annual and Long-Term Award grants, on March 5, 2018, the Board approved retention awards consisting of 19,727 LTIP Units, representing a grant date fair value of  $130,000, to Robert Kiernan, the Company’s Chief Financial Officer, and 16,692 LTIP Units, representing a grant date fair value of  $110,000, to Jamie Barber, the Company’s General Counsel and Secretary. 50% of the LTIP Units will vest on March 5, 2020 and 50% will vest on March 5, 2021. The LTIP Units were granted pursuant to the Company’s 2016 Equity Incentive Plan and will be subject to the terms and conditions of the LTIP Unit Award Agreements between the Company and each grantee.
Influence of Say on Pay Results on Executive Compensation Decisions
We provided stockholders with a “say-on-pay” advisory vote on executive compensation at the 2018 Annual Meeting of Stockholders. Approximately 80% of the votes cast on the say-on-pay proposal were cast “For” the approval of the compensation of our NEOs as disclosed in the proxy statement distributed in connection with that annual meeting. The Compensation Committee evaluated the results of the say-on-pay vote and in light of the substantial support for our executive compensation program, it did not make any significant changes to the executive compensation program and policies for fiscal year 2019 compensation based on the stockholder voting results. The Compensation Committee will continue to consider the outcome of future say-on-pay votes when making future compensation decisions for the NEOs. In addition, we provided stockholders with a “say-on-frequency” advisory vote at the 2018 Annual Meeting of Stockholders to determine whether the say-on-pay advisory vote on executive compensation should occur every one, two, or three years. Approximately 90% of the votes cast on the say-on-frequency proposal were in favor of a vote every year. Based on the results of the say-on-frequency vote, the Board has determined to hold the say-on-pay vote annually.
CEO Pay Ratio
The Advisor is responsible for managing the Company’s affairs pursuant to the Management Agreement and, as of December 31, 2018, directly employed all of the individuals who provide services to the Company. The Company does not provide any salary or cash bonus compensation to the CEO or any other individual who provides services to the Company (other than a reimbursement of a portion of Mr. Barber’s salary, which such reimbursement ended in May 2018). As a result, the CEO to median employee pay ratio required to be disclosed under Item 402(u) of Regulation S-K is not applicable.
This information is being provided for compliance purposes. Neither the Compensation Committee nor the Advisor used the pay ratio measure in making any compensation decisions.
Compensation Committee Report
The Compensation Committee has reviewed and discussed the above Compensation Discussion and Analysis with management and, based on such review and discussions, the Compensation Committee recommended to the Board of Directors that the Compensation Discussion and Analysis be included in the Company’s Annual Report on 10-K for the year ended December 31, 2018, and in this Proxy Statement.
Submitted by the Compensation Committee of the Board of Directors
Dr. Roscoe Moore, Chairman
Lori Wittman
Henry Cole

Compensation Committee Interlocks and Insider Participation
No current or former member of the Compensation Committee is, or has been, one of our employees or officers. None of our executive officers currently serves, or during the past fiscal year has served, as a member of the board of directors or compensation committee of another entity that has one or more executive officers serving on our Board of Directors or Compensation Committee.
Risk Considerations in our Executive Compensation Program
The Compensation Committee has reviewed its compensation policies and practices with respect to certain employees of the Advisor who are dedicated or partially dedicated to providing services to the Company, taking into consideration risk management practices and risk-taking incentives. Following such review, we determined that our compensation policies and practices for such employees do not create risks that are reasonably likely to have a material adverse effect on us.
Several features of the Company’s equity compensation program and policies are designed to reduce the likelihood of excessive risk-taking by employees, including:
•
Our performance-based compensation is structured to reward both short- and long-term corporate performance;

•
The payout amounts under the short-term and long-term incentives are capped; and

•
The Compensation Committee considers risk management when determining the discretionary portion of our 2018 Annual Plan.

Summary Compensation Table for 2018, 2017 and 2016
The Summary Compensation Table below contains, in compliance with the reporting requirements of the SEC, the compensation information for our NEOs for the years ended December 31, 2018, 2017 and 2016. Equity compensation is reported in several different tables in this Proxy Statement. For that reason, investors should take care to not “double count” equity awards.
Name and Principal Position	Year	Salary(1)	Stock Awards(2)	Other(3)	Total
Jeffrey Busch Chairman, CEO and President	2018	$—	$395,985(4)	$110,668	$506,646
	2017	$—	$610,007(5)	$62,950	$672,957
	2016	$—	$780,016(6)	$14,000	$794,016
Robert Kiernan CFO and Treasurer	2018	$—	$415,983(7)	$24,522	$440,504
	2017	$—	$155,062(8)	$1,195	$156,257
	2016	$—	$—	$—	$—
Alfonzo Leon CIO	2018	$—	$324,983(9)	$42,558	$367,542
	2017	$—	$192,492(10)	$23,819	$216,312
	2016	$—	$290,019(11)	$4,000	$294,019
Jamie Barber General Counsel and Secretary	2018	$44,355(12)	$351,984(13)	$23,670	$420,009
	2017	$80,645(12)	$179,998(14)	$2,092	$262,735
	2016	$—	$—	$—	$—
Allen Webb Senior Vice President – SEC Reporting and Technical Accounting	2018	$—	$217,344(15)	$35,806	$253,150
	2017	$—	$170,004(16)	$20,344	$190,348
	2016	$—	$250,010(17)	$4,000	$254,010

(1)
All of our NEOs are employees of our Advisor; therefore, we did not pay our NEOs a salary, cash bonuses or benefits in 2018, 2017 or 2016; provided, that we reimbursed our Advisor an aggregate of $125,000 of Mr. Barber’s salary in 2017 and 2018. As of May 15, 2018, we are no longer reimbursing our Advisor for a portion of Mr. Barber’s salary.

(2)
Except with respect to awards issued under the 2017 Long-Term Plan and the performance-based portion of the 2018 Long-Term Plan, which were based on a valuation determined by an independent consultant, the LTIP award values disclosed in this summary compensation table are based on market values of the Company’s common stock at the time of grant. Awards granted under the 2017 Long-Term Plan and the performance-based portion of the 2018 Long-Term Plan were valued using a Monte Carlo simulation. The Monte Carlo simulation is a generally accepted statistical technique used, in this instance, to simulate a range of possible future stock prices for the Company and the members of the SNL Healthcare REIT Index over the performance period. See Note 7 to our audited consolidated financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2018 for a discussion of the relevant assumptions used to determine the grant date fair value of these awards.

(3)
Represents distributions paid on vested and unvested LTIP Units owned by each NEO.

(4)
Consists of: (i) 25,714 LTIP Unit Awards issued pursuant to our 2018 Annual Plan, which reflects the target level. The maximum number of LTIP Units that could be issued under the 2018 Annual Plan is 1.5 times the target number of units, which would result in a value of  $269,984, based on the closing price per share on the date of grant and (iii) 46,062 LTIP Unit Awards issued pursuant to our 2018 Long-Term Plan, which consists of the time-based portion of such grant (13,111 LTIP units) and the performance-based portion (32,951 LTIP units) at the target level. The maximum number of LTIP Units that could be issued under the 2018 Long-Term Plan is the sum of  (i) the Long-Term Time-Based Awards and (ii) two times the target number of Long-Term Performance-Based Awards, which would result in a value of $345,588, based on the valuation determined by an independent consultant on the date of grant.

(5)
Consists of:  (i) 32,787 LTIP Units issued on October 11, 2017, in connection with Mr. Busch’s appointment as Chief Executive Officer of the Company, at a price of   $9.15 per unit, which represented the per share closing price of the Company’s common stock on the date of issuance, 50% of which vested on October 11, 2018 and the remaining 50% of which will vest on October 11, 2019, and (ii) 13,095 LTIP Unit Awards issued pursuant to our 2017 Annual Plan, which reflects the target level. The maximum number of LTIP Units that could be issued under the 2017 Annual Plan is 1.5 times the target number of units, which would result in a value of  $165,000, based on the closing price per share on the date of grant and (iii) 25,975 LTIP Unit Awards issued pursuant to our 2017 Long-Term Plan, which reflects the target level. The maximum number of LTIP Units that could be issued under the 2017 Long-Term Plan is two times the target number of units, which would result in a value of  $400,016, based on the valuation determined by an independent consultant on the date of grant.

(6)
Consists of: (i) 70,000 LTIP Units issued in connection with the Company’s initial public offering at a price of   $10.00 per unit, which represented the per share public offering price of the Company’s initial public offering, 80% of which had vested by December 1, 2018 and the remaining 20% of which will vest on December 1, 2019, and (ii) 8,688 LTIP Units issued on December 21, 2016 at a price of  $9.21 per unit, which represented the average closing price of the Company’s common stock on each of the 10 trading days preceding the date of issuance, two-thirds of which vested as of December 21, 2018, and the remaining one-third of which will vest on December 21, 2019.

(7)
Consists of: (i) 19,727 LTIP Unit Awards issued as retention awards pursuant to the Plan, 50% of which vest on March 5, 2020 and the remaining 50% vest on March 5, 2021, (ii) 18,572 LTIP Unit Awards issued pursuant to our 2018 Annual Plan, which reflects the target level. The maximum number of LTIP Units that could be issued under the 2018 Annual Plan is 1.5 times the target number of units, which would result in a value of  $194,986, based on the closing price per share on the date of grant and (iii) 23,799 LTIP Unit Awards issued pursuant to our 2018 Long-Term Plan, which consists of the time-based portion of such grant (9,469 LTIP units) and the performance-based portion (14,330 LTIP units) at the target level. The maximum number of LTIP Units that could be issued under the 2018 Long-Term Plan is the sum of  (i) the Long-Term Time-Based Awards and (ii) two times the target number of Long-Term Performance-Based Awards, which would result in a value of  $249,591, based on the valuation determined by an independent consultant on the date of grant.

(8)
Consists of:  (i) 5,974 LTIP Units issued on August 23, 2017, in connection with Mr. Kiernan’s appointment as Chief Financial Officer and Treasurer of the Company, at a price of   $8.37 per unit, which represented the per share closing price of the Company’s common stock on the date of issuance, one-third of which vested on August 23, 2018 and the remaining two-thirds of which will vest in equal installments on each of August 23, 2019 and 2020, (ii) 2,994 LTIP Unit Awards issued pursuant to our 2017 Annual Plan, which reflects the target level. The maximum number of LTIP Units that could be issued under the 2017 Annual Plan is 1.5 times the target number of units, which would result in a value of  $37,590, based on the closing price per share on the date of grant and (iii) 10,621 LTIP Unit Awards issued pursuant to our 2017 Long-Term Plan, which reflects the target level. The maximum number of LTIP Units that could be issued under the 2017 Long-Term Plan is two times the target number of units, which would result in a value of  $160,000, based on the valuation determined by an independent consultant on the date of grant.

(9)
Consists of: (i) 17,857 LTIP Unit Awards issued pursuant to our 2018 Annual Plan, which reflects the target level. The maximum number of LTIP Units that could be issued under the 2018 Annual Plan is 1.5 times the target number of units, which would result in a value of  $187,489, based on the closing price per share on the date of grant and (ii) 30,510 LTIP Unit Awards issued pursuant to our 2018 Long-Term Plan, which consists of the time-based portion of such grant (12,140 LTIP units) and the performance-based portion (18,370 LTIP units) at the target level. The maximum number of LTIP Units that could be issued under the 2018 Long-Term Plan is the sum of  (i) the Long-Term Time-Based Awards and (ii) two times the target number of Long-Term Performance-Based Awards, which would result in a value of $319,990, based on the valuation determined by an independent consultant on the date of grant.

(10)
Consists of: (i) 11,011 LTIP Unit Awards issued pursuant to our 2017 Annual Plan, which reflects the target level. The maximum number of LTIP Units that could be issued under the 2017 Annual Plan is 1.5 times the target number of units, which would result in a value of  $138,739, based on the closing price per share on the date of grant and (ii) 12,987 LTIP Unit Awards issued pursuant to our 2017 Long-Term Plan, which reflects the target level. The maximum number of LTIP Units that could be issued under the 2017 Long-Term Plan is two times the target number of units, which would result in a value of  $200,000, based on the valuation determined by an independent consultant on the date of grant.

(11)
Consists of: (i) 20,000 LTIP Units issued in connection with the Company’s initial public offering at a price of   $10.00 per unit, which represented the per share public offering price of the Company’s initial public offering, 80% of which had vested by December 1, 2018, the remaining 20% of which will vest on December 1, 2019, and (ii) 9,774 LTIP Units issued on December 21, 2016 at a price of  $9.21 per unit, which represented the average closing price of the Company’s common stock on each of the 10 trading days preceding the date of issuance, two-thirds of which had vested as of December 21, 2018 and the remaining one-third of which will vest on December 21, 2019.

(12)
On May 8, 2017, the Company and its Advisor entered into an agreement pursuant to which the Company agreed, for a period of one year, to reimburse the Advisor for $125,000 of Mr. Barber’s annual salary. Of the $125,000 salary reimbursement, $44,355 was incurred in 2018 and the remainder ($80,645) was incurred in 2017.

(13)
Consists of: (i) 16,692 Unit Awards issued as retention awards pursuant to the Plan, 50% of which vest on March 5, 2020 and the remaining 50% vest on March 5, 2021, (ii) 15,714 LTIP Unit Awards issued pursuant to our 2018 Annual Plan, which reflects the target level. The maximum number of LTIP Units that could be issued under the 2018 Annual Plan is 1.5 times the target number of units, which would result in a value of  $164,989, based on the closing price per share on the date of grant and (iv) 20,136 LTIP Unit Awards issued pursuant to our 2018 Long-Term Plan, which consists of the time-based portion of such grant (8,012 LTIP units) and the performance-based portion (12,124 LTIP units) at the target level. The maximum number of LTIP Units that could be issued under the 2018 Long-Term Plan is the sum of  (i) the Long-Term Time-Based Awards and (ii) two times the target number of Long-Term Performance-Based Awards, which would result in a value of  $211,191, based on the valuation determined by an independent consultant on the date of grant.

(14)
Consists of: (i) 5,230 LTIP Units issued on May 8, 2017 in connection with Mr. Barber’s appointment as General Counsel and Secretary, at a price of  $9.56 per unit, which represented the per share closing price of the Company’s common stock on the date of issuance, one-third of which vested on each of May 8, 2018, and the remaining two-thirds of which will vest in equal installments on each of May 8, 2019 and 2020, (ii) 5,230 LTIP Unit Awards issued pursuant to our 2017 Annual Plan, which reflects the target level. The maximum number of LTIP Units that could be issued under the 2017 Annual Plan is 1.5 times the target number of units, which would result in a value of  $74,998, based on the closing price per share on the date of grant and (iii) 7,133 LTIP Unit Awards issued pursuant to our 2017 Long-Term Plan, which reflects the target level. The maximum number of LTIP Units that could be issued under the 2017 Long-Term Plan is two times the target number of units, which would result in a value of  $160,000, based on the valuation determined by an independent consultant on the date of grant.

(15)
Consists of: (i) 14,114 LTIP Unit Awards issued pursuant to our 2018 Annual Plan, which reflects the target level. The maximum number of LTIP Units that could be issued under the 2018 Annual Plan is 1.5 times the target number of units, which would result in a value of  $148,190, based on the closing price per share on the date of grant and (iii) 18,086 LTIP Unit Awards issued pursuant to our 2018 Long-Term Plan, which consists of the time-based portion of such grant (7,196 LTIP units) and the performance-based portion (10,890 LTIP units) at the target level. The maximum number of LTIP Units that could be issued under the 2018 Long-Term Plan is the sum of  (i) the Long-Term Time-Based Awards and (ii) two times the target number of Long-Term Performance-Based Awards, which would result in a value of $189,686, based on the valuation determined by an independent consultant on the date of grant.

(16)
Consists of: (i) 10,714 LTIP Unit Awards issued pursuant to our 2017 Annual Plan, which reflects the target level. The maximum number of LTIP Units that could be issued under the 2017 Annual Plan is 1.5 times the target number of units, which would result in a value of  $134,996, based on the closing price per share on the date of grant and (ii) 10,390 LTIP Unit Awards issued pursuant to our 2017 Long-Term Plan, which reflects the target level. The maximum number of LTIP Units that could be issued under the 2017 Long-Term Plan is two times the target number of units, which would result in a value of  $160,012 based on the valuation determined by an independent consultant on the date of grant.

(17)
Consists of: (i) 20,000 LTIP Units issued in connection with the Company’s initial public offering at a price of   $10.00 per unit, which represented the per share public offering price of the Company’s initial public offering, 80% of which had vested by December 1, 2018, the remaining 20% of which will vest on December 1, 2019, and (ii) 5,430 LTIP Units issued on December 21, 2016 at a price of  $9.21 per unit, which represented the average closing price of the Company’s common stock on each of the 10 trading days preceding the date of issuance, two-thirds of which had vested as of December 21, 2018 and the remaining one-third of which will vest on December 21, 2019.

Grants of Plan-Based Awards Table
The following table presents information concerning each grant made to our NEOs in the fiscal year ended December 31, 2018, under any plan, including awards, if any, that subsequently have been transferred. In accordance with SEC rules, the table does not include awards granted after December 31, 2018.
Name	Type of Award	Grant Date	Date of Board Approval	Estimated Future Payouts Under Equity Incentive Plan Awards(1)			All Other Stock Awards: Number of Shares or Units of Stock	Grant Date Fair Value(2)
				Threshold	Target	Maximum
Jeffrey Busch	LTIP Units	March 5, 2018	March 5, 2018	22,777	45,554	78,251	13,111(3)	$395,978
Robert Kiernan	LTIP Units	March 5, 2018	March 5, 2018	16,451	32,901	56,517	29,196(3)(4)	$415,983
Alfonzo Leon	LTIP Units	March 5, 2018	March 5, 2018	18,114	36,227	63,526	12,140(3)	$324,983
Jamie Barber	LTIP Units	March 5, 2018	March 5, 2018	13,919	27,838	47,819	24,704(3)(5)	$351,984
Allen Webb	LTIP Units	March 5, 2018	March 5, 2018	12,502	25,004	42,951	7,196(3)	$217,344

(1)
These columns show the threshold, target and maximum number of shares of common stock that could be issued in connection with performance-based LTIP Units granted in 2018 under the Company’s 2018 Annual Plan and 2018 Long-Term Plan to each of the NEOs. The exact number of units to be issued depends upon, among other things, the Company’s financial performance, as described in the “Compensation Discussion and Analysis” section of this proxy statement.

(2)
2018 Annual and Long-Term Award grants are reflected at the target level.

(3)
Reflects the time-based awards granted pursuant to the 2018 Long-Term Plan.

(4)
In addition to the time-based awards granted pursuant to the 2018 Long-Term Plan of 9,469 LTIP Units, Mr. Kiernan also received a retention award of 19,727 LTIP Units. Mr. Kiernan’s retention awards vest in equal one-half increments on each of March 5, 2020 and 2021.

(5)
In addition to the time-based awards granted pursuant to the 2018 Long-Term Plan of 8,012 LTIP Units, Mr. Barber also received a retention award of 16,692 LTIP Units. Mr. Barber’s retention awards vest in equal one-half increments on each of March 5, 2020 and 2021.

See “Compensation Discussion and Analysis — 2018 Annual and Long-Term Incentive Plans” for a description of the material terms of the awards granted under these plans. Initially, all LTIP Units will not have full parity with our operating partnership’s common units with respect to liquidating distributions. Upon the occurrence of certain “book-up” events described in the partnership agreement, LTIP Units can, over time, achieve full parity with our operating partnership’s common units for all purposes, and therefore accrete to an economic value equivalent to one share of common stock. If such parity is reached, vested LTIP Units may be redeemed for cash in an amount equal to the then fair market value of an equal number of shares of our common stock or converted into an equal number of shares of our common stock, as determined by us at our election.

Outstanding Equity Awards at Fiscal Year End
The following table presents information concerning equity awards for our NEOs that were outstanding as of December 31, 2018.
	Stock Awards
Name	Number of Shares or Units of Stock That Have Not Vested	Market Value of Shares or Units of Stock That Have Not Vested(1)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Yet Vested	Equity Incentive Plan Awards: Market Value of Unearned Shares, Units or Other Rights That Have Not Yet Vested(1)
Jeffrey Busch	46,401(2)	$412,500	88,122(3)	$783,406
Robert Kiernan	33,179(4)	$294,958	56,524(5)	$502,502
Alfonzo Leon	19,398(6)	$172,448	65,961(7)	$586,390
Jamie Barber	28,191(8)	$258,630	46,203(9)	$410,748
Allen Webb	13,006(10)	$115,623	44,985(11)	$399,919

(1)
Based on the closing price of the Company’s common stock on December 31, 2018, which was the last trading day of 2018, of  $8.89 per share.

(2)
Consists of:  (i) 14,000 LTIP Units issued in connection with the Company’s initial public offering that had not vested as of December 31, 2018; these remaining units will vest in full on December 1, 2019, (ii) 2,896 LTIP Units issued on December 21, 2016 that had not vested as of December 31, 2018; these remaining units will vest in full on December 21, 2019, (iii) 16,394 LTIP Units issued in connection with Mr. Busch’s appointment as CEO of the Company; these remaining units will vest in full on October 11, 2019 and (iv) 13,111 time-based-vesting-only LTIP Units issued in connection with our 2018 Long Term Incentive Plan; one-third of these units vested on March 5, 2019 and the remaining two-thirds will vest in equal installments on each of March 5, 2020 and 2021.

(3)
Consists of: (i) 25,714 unearned LTIP Units as of December 31, 2018 pursuant to the 2018 Annual Incentive Plan at the target level amount, (ii) 22,728 unearned LTIP Units as of December 31, 2018 pursuant to the 2017 Long-Term Performance-Based Incentive Plan at the threshold level amount for the total return portion of such grant and at the maximum level for the relative return portion of such grant and (iii) 39,680 unearned LTIP Units as of December 31, 2018 pursuant to the 2018 Long-Term Performance-Based Incentive Plan at the maximum level amount. Upon issuance, (i) 50% of the LTIP Units issued under the 2018 Annual Plan will vest and the remaining 50% will vest on the first anniversary of the issuance date, and (ii) 50% of the LTIP Units issued under the 2017 and 2018 Long-Term Performance-Based Incentive Plans will vest on the issuance date and the remaining 50% will vest on the first anniversary of the issuance date.

(4)
Consists of: (i) 3,983 LTIP Units issued in connection with Mr. Kiernan’s appointment as CFO of the Company that had not vested as of December 31, 2018; these units will vest in equal installments on each of August 23, 2019 and 2020, (ii) 19,727 LTIP Units issued as retention grants in 2018 and that had not vested as of December 31, 2018; these units will vest in equal installments on each of March 5, 2020 and 2021 and (iii) 9,469 time-based-vesting-only LTIP Units issued in connection with our 2018 Long Term Incentive Plan; one-third of these units vested on March 5, 2019 and the remaining two-thirds will vest in equal installments on each of March 5, 2020 and 2021.

(5)
Consists of: (i) 18,571 unearned LTIP Units as of December 31, 2018 pursuant to the 2018 Annual Incentive Plan at the target level amount, (ii) 9,293 unearned LTIP Units as of December 31, 2018 pursuant to the 2017 Long-Term Performance-Based Incentive Plan at the threshold level amount for the total return portion of such grant and at the maximum level for the relative return portion of such grant and (iii) 28,660 unearned LTIP Units as of December 31, 2018 pursuant to the 2018 Long-Term Performance-Based Incentive Plan at the maximum level amount. Upon issuance, (i) 50% of the LTIP Units issued under the 2018 Annual Plan will vest and the remaining 50% will vest on the first anniversary of the issuance date, and (ii) 50% of the LTIP Units issued under the 2017 and 2018 Long-Term Performance-Based Incentive Plans will vest and the remaining 50% will vest on the first anniversary of the issuance date.

(6)
Consists of:  (i) 4,000 LTIP Units issued in connection with the Company’s initial public offering that had not vested as of December 31, 2018; these remaining units will vest in full on December 1, 2019, (ii) 3,258 LTIP Units issued on December 21, 2016 that had not vested as of December 31, 2018; these remaining units will vest in full on December 21, 2019 and (iii) 12,140 time-based-vesting-only LTIP Units issued in connection with our 2018 Long Term Incentive Plan; one-third of these units vested on March 5, 2019 and the remaining two-thirds will vest in equal installments on each of March 5, 2020 and 2021.

(7)
Consists of: (i) 17,857 unearned LTIP Units as of December 31, 2018 pursuant to the 2018 Annual Incentive Plan at the target level amount, (ii) 11,364 unearned LTIP Units as of December 31, 2018 pursuant to the 2017 Long-Term Performance-Based Incentive Plan at the threshold level amount for the total return portion of such grant and at the maximum level for the relative return portion of such grant and (iii) 36,740 unearned LTIP Units as of December 31, 2018 pursuant to the 2018 Long-Term Performance-Based Incentive Plan at the threshold level amount. Upon issuance, (i) 50% of the LTIP Units issued under the 2018 Annual Plan will vest and the remaining 50% will vest on the first anniversary of the issuance date, and (ii) 50% of the LTIP Units issued under the 2017 and 2018 Long-Term Performance-Based Incentive Plans will vest and the remaining 50% will vest on the first anniversary of the issuance date.

(8)
Consists of: (i) 3,487 LTIP Units issued in connection with Mr. Barber’s appointment as General Counsel of the Company that had not yet vested as of December 31, 2018; these remaining units will vest in equal installments on each of May 8, 2019 and 2020, (ii) 16,692 LTIP Units issued as retention grants in 2018 and that had not vested as of December 31, 2018; these units will vest in equal installments on each of March 5, 2020 and 2021 and (iii) 8,012 time-based-vesting-only LTIP Units issued in connection with our 2018 Long Term Incentive Plan; one-third of these units vested on March 5, 2019 and the remaining two-thirds will vest in equal installments on each of March 5, 2020 and 2021.

(9)
Consists of: (i) 15,714 unearned LTIP Units as of December 31, 2018 pursuant to the 2018 Annual Incentive Plan at the target level amount, (ii) 6,241 unearned LTIP Units as of December 31, 2018 pursuant to the 2017 Long-Term Performance-Based Incentive Plan at the threshold level amount for the total return portion of such grant and at the maximum level for the relative return portion of such grant and (iii) 24,248 unearned LTIP Units as of December 31, 2018 pursuant to the 2018 Long-Term Performance-Based Incentive Plan at the threshold level amount. Upon issuance, (i) 50% of the LTIP Units issued under the 2018 Annual Plan will vest and the remaining 50% will vest on the first anniversary of the issuance date, and (ii) 50% of the LTIP Units issued under the 2017 and 2018 Long-Term Performance-Based Incentive Plans will vest and the remaining 50% will vest on the first anniversary of the issuance date.

(10)
Consists of: (i) 4,000 LTIP Units issued in connection with the Company’s initial public offering that had not vested as of December 31, 2018; these remaining units will vest in full on December 1, 2019, (ii) 1,810 LTIP Units issued on December 21, 2016 that had not vested as of December 31, 2017; these remaining units will vest in full on December 21, 2019 and (iii) 7,196 time-based-vesting-only LTIP Units issued in connection with our 2018 Long Term Incentive Plan; one-third of these units vested on March 5, 2019 and the remaining two-thirds will vest in equal installments on each of March 5, 2020 and 2021.

(11)
Consists of: (i) 14,114 unearned LTIP Units as of December 31, 2018 pursuant to the 2018 Annual Incentive Plan at the target level amount, (ii) 9,091 unearned LTIP Units as of December 31, 2018 pursuant to the 2017 Long-Term Performance-Based Incentive Plan at the threshold level amount for the total return portion of such grant and at the maximum level for the relative return portion of such grant and (iii) 21,780 unearned LTIP Units as of December 31, 2018 pursuant to the 2018 Long-Term Performance-Based Incentive Plan at the threshold level amount. Upon issuance, (i) 50% of the LTIP Units issued under the 2018 Annual Plan will vest and the remaining 50% will vest on the first anniversary of the issuance date, and (ii) 50% of the LTIP Units issued under the 2017 and 2018 Long-Term Performance-Based Incentive Plans will vest and the remaining 50% will vest on the first anniversary of the issuance date.

Option Exercises and Stock Vested Table
The following table presents information concerning option exercises and stock vested for NEOs that were outstanding as of December 31, 2018.
	Stock Awards
Name	Number of Shares Acquired on Vesting	Value Realized on Vesting(1)
Jeffrey Busch	87,915(2)	$781,564
Robert Kiernan	4,216(3)	$37,480
Alfonzo Leon	30,698(4)	$272,905
Jamie Barber	5,629(5)	$50,042
Allen Webb	27,581(6)	$245,195

(1)
Based on the closing price of the Company’s common stock on December 31, 2018, which was the last trading day of 2018, of  $8.89 per share.

(2)
Consists of : (i) 56,000 LTIP Units issued in connection with the Company’s initial public offering on July 1, 2016 that had vested as of December 31, 2018, (ii) 5,792 LTIP Units issued on December 21, 2016 that had vested as of December 31, 2018, (iii) 16,394 LTIP Units issued on October 11, 2017 that had vested as of December 31, 2018 and (iv) 9,730 LTIP Units issued pursuant to our 2017 Annual Performance Plan that had vested as of December 31, 2018.

(3)
Consists of: (i) 1,991 LTIP Units issued on August 23, 2017 that had vested as of December 31, 2018 and (ii) 2,225 LTIP Units issued pursuant to our 2017 Annual Performance Plan that had vested as of December 31, 2018.

(4)
Consists of: (i) 16,000 LTIP Units issued in connection with the Company’s initial public offering on July 1, 2016 that had vested as of December 31, 2018, (ii) 6,516 LTIP Units issued on December 21, 2016 that had vested as of December 31, 2018 and (iii) 8,182 LTIP Units issued pursuant to our 2017 Annual Performance Plan that had vested as of December 31, 2018.

(5)
Consists of: (i) 1,743 LTIP Units issued on May 8, 2017 that had vested as of December 31, 2018 and (ii) 3,886 LTIP Units issued pursuant to our 2017 Annual Performance Plan that had vested as of December 31, 2018.

(6)
Consists of: (i) 16,000 LTIP Units issued in connection with the Company’s initial public offering on July 1, 2016 that had vested as of December 31, 2018, (ii) 3,620 LTIP Units issued on December 21, 2016 that had vested as of December 31, 2018 and (iii) 7,961 LTIP Units issued pursuant to our 2017 Annual Performance Plan that had vested as of December 31, 2018

Potential Payments Upon Termination or Change of Control
2016, 2017 and 2018 Time-Based Awards.
The LTIP Award agreements related to LTIP Awards issued outside of the 2017 and 2018 Annual and Long-Term Performance-Based Plans provide that LTIP Units will vest upon the date that the grantee’s employment with the Company and its affiliates ends on account of the grantee’s termination of employment by the Company or its affiliates without Cause (as defined below) or by the grantee for Good Reason (as defined below) or upon a Change-in-Control (as defined below) (each, a “Qualified Termination”):
“Cause” means, with respect to the grantee, a determination by the Compensation Committee in its sole discretion that the grantee has: (i) materially breached a written agreement between the grantee and the Company or one of its affiliates, including the material breach of any written policy or written code of conduct established by the Company or one of its affiliates and applicable to the grantee; (ii) committed an act of gross negligence, willful misconduct, breach of fiduciary duty, fraud, theft or embezzlement; (iii) been convicted of or been indicted for, or pled nolo contendere to, any felony (or state law equivalent) or any crime or misdemeanor involving moral turpitude; (iv) willfully failed or refused, other than due to disability, to perform the grantee’s duties to the Company or one of its affiliates; or (v) engaged in any other conduct that is materially injurious (whether monetarily or otherwise) to the Company or one of its affiliates.
“Good Reason” means: (i) a material diminution in the grantee’s base salary; (ii) a material diminution or adverse change in the grantee’s title, duties or authority; (iii) a material breach by the Company or the Operating Partnership of any of its covenants or obligations under the relevant LTIP Award Agreement; or (iv) the relocation of the geographic location of the grantee’s principal place of employment by more than 50 miles from the location of the grantee’s principal place of employment; provided that, in the case of the grantee’s allegation of Good Reason, (A) the condition described in the foregoing clauses must have arisen without the grantee’s consent; (B) the grantee must provide written notice to Operating Partnership of such condition in accordance with the Agreement within 45 days of the initial existence of the condition; (C) the condition specified in such notice must remain uncorrected for 30 days after receipt of such notice by Operating Partnership; and (D) the grantee’s date of termination must occur within 60 days after such notice is received by Operating Partnership.
“Change-in-Control” means and includes each of the following:
(a) The acquisition, either directly or indirectly, by any individual, entity or group (within the meaning of Sections 13(d) and 14(d)(2) of the Exchange Act) of beneficial ownership (within the meaning of Rule 13d-3 under the Exchange Act), of more than 50% of either (i) the then outstanding shares of the Company’s common stock (the “Common Stock”), taking into account as outstanding for this purpose such shares of Common Stock issuable upon the exercise of options or warrants, the conversion of convertible shares or debt, and the exercise of any similar right to acquire such Common Stock (the “Outstanding Company Common Stock”) or (ii) the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors (the “Outstanding Company Voting Securities”); provided, however, that the following acquisitions shall not constitute a Change in Control (i) any acquisition by the Company or any of its subsidiaries, (ii) any acquisition by a trustee or other fiduciary holding the Company’s securities under an employee benefit plan sponsored or maintained by the Company or any of its affiliates, (iii) any acquisition by an underwriter, initial purchaser or placement agent temporarily holding the Company’s securities pursuant to an offering of such securities or (iv) any acquisition by an entity owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of the then Outstanding Company Common Stock.
(b) Individuals who constitute incumbent Directors at the beginning of any two-consecutive-year period, together with any new incumbent Directors who become members of the Board during such two-year period, cease to be a majority of the Board at the end of such two-year period.

(c) The consummation of a reorganization, merger, consolidation, statutory share exchange or similar form of corporate transaction involving the Company that requires the approval of the Company’s stockholders, whether for such transaction or the issuance of securities in the transaction (a “Business Combination”), in each case, unless following such Business Combination:
(i) the individuals and entities who were the beneficial owners of the Outstanding Company Voting Securities immediately prior to such Business Combination, beneficially own, directly or indirectly, more than 50% of the combined voting power of the then outstanding voting securities entitled to vote generally in the election of members of the board of directors (or the analogous governing body) of the entity resulting from such Business Combination (the “Successor Entity”) (or, if applicable, the ultimate parent entity that directly or indirectly has beneficial ownership of sufficient voting securities to elect a majority of the members of the board of directors (or the analogous governing body) of the Successor Entity (the “Parent Company”));
(ii) no Person beneficially owns (within the meaning of Rule 13d-3 under the Exchange Act), directly or indirectly, more than 50% of the combined voting power of the then outstanding voting securities entitled to vote generally in the election of members of the board of directors (or the analogous governing body) of the Parent Company (or, if there is no Parent Company, the Successor Entity); and
(iii) at least a majority of the members of the board of directors (or the analogous governing body) of the Parent Company (or, if there is no Parent Company, the Successor Entity) following the consummation of the Business Combination were Incumbent Directors at the time of the Board’s approval of the execution of the initial agreement providing for such Business Combination.
(d) The direct or indirect sale, transfer, conveyance or other disposition (other than by way of merger or consolidation), in one or a series of related transactions, of all or substantially all of the properties or assets of the Company and its subsidiaries, taken as a whole, to any Person that is not a subsidiary of the Company.
2017 and 2018 Annual and Long-Term Performance-Based Incentive Awards
Qualified Termination — The LTIP Award agreements related to LTIP Awards issued pursuant to 2017 and 2018 Annual and Long-Term Performance-Based Awards provide that all earned LTIP Units will vest upon the date of a Qualified Termination; provided, however, that with respect to termination due to death or disability, any earned LTIP Units will vest as if such termination had not occurred.
The LTIP Award agreements related to LTIP Awards issued pursuant to 2017 and 2018 Annual and Long-Term Performance-Based Awards provide that, with respect to any unearned LTIP Units as of the date of a Qualified Termination, the relevant performance metrics will be evaluated on the original valuation date for each plan as if such termination had not occurred and then, with respect to LTIP Units then earned, a partial service factor will be applied to determine that actual number of LTIP Units to issue to the grantee.
Change-in-Control — Upon a Change-in-Control, with respect to the 2017 and 2018 Annual Performance-Based Awards, (i) if a Change-in-Control had occurred prior to the first anniversary of the effective date of the plan, the performance goals related to such plan would have been pro-rated based on the effective date of the Change-in-Control and the number of resulting earned LTIP Awards would have been pro-rated based on the effective date of the Change-in-Control and (ii) if a Change-in-Control occurs after the first anniversary of the effective date of the plan, the performance goals will be measured as if such Change-in-Control had not occurred and the amount of earned LTIP Units will be determined accordingly.
With respect to the 2017 and 2018 Long-Term Performance-Based Awards, (i) if a Change-in-Control occurs prior to the third anniversary of the effective date of the plan, the performance goals related to such plan would have been pro-rated based on the effective date of the Change-in-Control and the number of resulting earned LTIP Awards would have been pro-rated based on the effective date of the Change-in-Control and (ii) if a Change-in-Control occurs after the third anniversary of the effective date of the plan, the performance goals will be measured as if such Change-in-Control had not occurred and the amount of earned LTIP Units will be determined accordingly.

Any earned LTIP Units issued upon a Change-in-Control as described above will be subject to the same vesting schedule as if the Change-in-Control had not occurred except that, if a Qualified Termination occurs prior to the one-year anniversary of such Change-in-Control, all earned LTIP Units shall immediately vest upon such termination.
The following tables represent the payments due to our NEOs in the event termination or change in control payments would have been triggered under the 2016 Plan, the 2017 and 2018 Annual Performance-Based Awards and the 2017 and 2018 Long-Term Performance-Based Incentive Plan as of December 31, 2018.
Payments Due Upon a Qualified Termination.
Name	Stock Awards	Total(1)
Jeffrey Busch	60,924(2)	$541,614
Robert Kiernan	43,668(3)	$388,209
Alfonzo Leon	29,484(4)	$262,113
Jamie Barber	37,066(5)	$329,517
Allen Webb	20,978(6)	$186,494

(1)
Based on the closing price of the Company’s common stock on December 31, 2018, which was the last trading day of 2018, of  $8.89 per share.

(2)
Consists of  (i) 33,290 LTIP Units issued outside of the 2017 and 2018 Incentive Plans, (ii) 14,523 LTIP Units issued pursuant to the 2018 Annual Plan (assuming target amount earned with respect to the discretionary component of the 2018 Annual Plan) and (iii) 13,111 LTIP Units issued pursuant to the time-based vesting portion of the 2018 Long-Term Incentive Plan. Pursuant to the Company’s Long-Term Plans, no performance-based LTIP Units are issued upon the date of a Qualified Termination. Instead, LTIP Units are issued at the end of the performance period and a partial service factor is applied based on the date of the Qualified Termination. Therefore, we are unable to determine the amount of LTIP Units that would be awarded based on a Qualified Termination date of December 31, 2018.

(3)
Consists of  (i) 23,710 LTIP Units issued outside of the 2017 and 2018 Incentive Plans, (ii) 10,489 LTIP Units issued pursuant to the 2018 Annual Plans (assuming target amount earned with respect to the discretionary component of the 2018 Annual Plan) and (iii) 9,469 LTIP Units issued pursuant to the time-based vesting portion of the 2018 Long-Term Incentive Plan. Pursuant to the Company’s Long-Term Plans, no performance-based LTIP Units are issued upon the date of a Qualified Termination. Instead, LTIP Units are issued at the end of the performance period and a partial service factor is applied based on the date of the Qualified Termination. Therefore, we are unable to determine the amount of LTIP Units that would be awarded based on a Qualified Termination date of December 31, 2018.

(4)
Consists of  (i) 7,258 LTIP Units issued outside of the 2017 and 2018 Incentive Plans, (ii) 10,086 LTIP Units issued pursuant to the 2018 Annual Plan (assuming target amount earned with respect to the discretionary component of the 2018 Annual Plan) and (iii) 12,140 LTIP Units issued pursuant to the time-based vesting portion of the 2018 Long-Term Incentive Plan. Pursuant to the Company’s Long-Term Plans, no performance-based LTIP Units are issued upon the date of a Qualified Termination. Instead, LTIP Units are issued at the end of the performance period and a partial service factor is applied based on the date of the Qualified Termination. Therefore, we are unable to determine the amount of LTIP Units that would be awarded based on a Qualified Termination date of December 31, 2018.

(5)
Consists of  (i) 20,179 LTIP Units issued outside of the 2017 and 2018 Incentive Plans, (ii) 8,875 LTIP Units issued pursuant to the 2018 Annual Plan (assuming target amount earned with respect to the discretionary component of the 2018 Annual Plan) and (iii) 8,012 LTIP Units issued pursuant to the time-based vesting portion of the 2018 Long-Term Incentive Plan. Pursuant to the Company’s

Long-Term Plans, no performance-based LTIP Units are issued upon the date of a Qualified Termination. Instead, LTIP Units are issued at the end of the performance period and a partial service factor is applied based on the date of the Qualified Termination. Therefore, we are unable to determine the amount of LTIP Units that would be awarded based on a Qualified Termination date of December 31, 2018.
(6)
Consists of  (i) 5,810 LTIP Units issued outside of the 2017 and 2018 Incentive Plans, (ii) 7,972 LTIP Units issued pursuant to the 2018 Annual Plan (assuming target amount earned with respect to the discretionary component of the 2018 Annual Plan) and (iii) 7,196 LTIP Units issued pursuant to the time-based vesting portion of the 2018 Long-Term Incentive Plan. Pursuant to the Company’s Long-Term Plans, no performance-based LTIP Units are issued upon the date of a Qualified Termination. Instead, LTIP Units are issued at the end of the performance period and a partial service factor is applied based on the date of the Qualified Termination. Therefore, we are unable to determine the amount of LTIP Units that would be awarded based on a Qualified Termination date of December 31, 2018.

Payments Due Upon a Change of Control.
Name	Stock Awards	Total(1)
Jeffrey Busch	103,665(2)	$921,582
Robert Kiernan	61,249(3)	$544,504
Alfonzo Leon	55,499(4)	$493,386
Jamie Barber	45,917(5)	$408,202
Allen Webb	39,698(6)	$352,915

(1)
Assumes a change-of-control price of  $8.89, which was the closing price of the Company’s common stock on December 31, 2018, which was the last trading day of 2018.

(2)
Consists of  (i) 33,290 LTIP Units issued outside of the 2017 and 2018 Incentive Plans, (ii) 31,834 LTIP Units issued pursuant to the 2017 Long-Term Incentive Plan, (iii) 14,523 LTIP Units issue pursuant to the 2018 Annual Plan (assuming target amount earned with respect to the discretionary component of the 2018 Annual Plan), (iii) 13,111 LTIP Units issued pursuant to the time-based vesting portion of the 2018 Long-Term Incentive Plan and (iv) 10,907 LTIP Units issued pursuant to the performance-based portion of the 2018 Long-Term Incentive Plan.

(3)
Consists of  (i) 23,710 LTIP Units issued outside of the 2017 and 2018 Incentive Plans, (ii) 9,703 LTIP Units issued pursuant to the 2017 Long-Term Incentive Plan, (iii) 10,489 LTIP Units issue pursuant to the 2018 Annual Plan (assuming target amount earned with respect to the discretionary component of the 2018 Annual Plan), (iii) 9,469 LTIP Units issued pursuant to the time-based vesting portion of the 2018 Long-Term Incentive Plan and (iv) 7,878 LTIP Units issued pursuant to the performance-based portion of the 2018 Long-Term Incentive Plan.

(4)
Consists of  (i) 7,258 LTIP Units issued outside of the 2017 and 2018 Incentive Plans, (ii) 15,916 LTIP Units issued pursuant to the 2017 Long-Term Incentive Plan, (iii) 10,086 LTIP Units issue pursuant to the 2018 Annual Plan (assuming target amount earned with respect to the discretionary component of the 2018 Annual Plan), (iii) 12,140 LTIP Units issued pursuant to the time-based vesting portion of the 2018 Long-Term Incentive Plan and (iv) 10,099 LTIP Units issued pursuant to the performance-based portion of the 2018 Long-Term Incentive Plan.

(5)
Consists of  (i) 20,179 LTIP Units issued outside of the 2017 and 2018 Incentive Plans, (ii) 2,185 LTIP Units issued pursuant to the 2017 Long-Term Incentive Plan, (iii) 8,875 LTIP Units issue pursuant to the 2018 Annual Plan (assuming target amount earned with respect to the discretionary component of the 2018 Annual Plan), (iii) 8,012 LTIP Units issued pursuant to the time-based vesting portion of the 2018 Long-Term Incentive Plan and (iv) 6,665 LTIP Units issued pursuant to the performance-based portion of the 2018 Long-Term Incentive Plan.

(6)
Consists of  (i) 5,810 LTIP Units issued outside of the 2017 and 2018 Incentive Plans, (ii) 12,734 LTIP Units issued pursuant to the 2017 Long-Term Incentive Plan, (iii) 7,972 LTIP Units issue pursuant to the 2018 Annual Plan (assuming target amount earned with respect to the discretionary component of the 2018 Annual Plan), (iii) 7,196 LTIP Units issued pursuant to the time-based vesting portion of the 2018 Long-Term Incentive Plan and (iv) 5,987 LTIP Units issued pursuant to the performance-based portion of the 2018 Long-Term Incentive Plan.

Securities Authorized for Issuance Under Equity Compensation Plans
The following table sets forth information as of December 31, 2018 with respect to compensation plans under which our equity securities are authorized for issuance. We have no such plans that were not approved by security holders.
Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)	Weighted-average exercise price of our outstanding options, warrants and rights (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)
Equity compensation plans approved by security holders	1,232,397(1)(2)	N/A	—(2)

(1)
Represents outstanding earned and unearned LTIP Units, which are a separate non-voting class of limited partnership interests structured as profits interests. The LTIP Units, subject to certain forfeiture provisions, may be redeemed into either, at the election of the Company, (i) shares of our common stock on a one-for-one basis or (ii) cash.

(2)
Amounts include performance-based LTIP Units assuming the maximum payout amounts. If all outstanding performance-based LTIP Units are paid out at target amounts, column (a) in the table above would equal 955,010 and column (c) in the table above would equal 277,387. In the event that an award expires, or is forfeited, canceled or otherwise terminates without the issuance of shares of common stock, such shares subject to such award will again be available for subsequent awards, except as prohibited by law. In addition, shares of our common stock that we withhold in satisfaction of the holder’s obligation to remit an exercise price or withholding taxes will be available for future awards.

Compensation of Directors
The following table summarizes the compensation we paid to our non-management directors in 2018.
Director Compensation for 2018
Name	Fees Earned or Paid in Cash(1)	Stock Awards(2)	All Other Compensation(3)	Total
Henry Cole(4)	$56,000	$30,000	$6,148	$92,148
Matthew L. Cypher(5)	$44,500	$30,000	$6,148	$80,648
Kurt Harrington(6)	$19,058	$—	$1,189	$20,247
Ronald Marston(7)	$48,500	$30,000	$6,148	$84,648
Dr. Roscoe Moore(8)	$43,500	$30,000	$6,148	$79,648
Zhang Jinguo	$—	$—	$—	$—
Zhang Huiqi(9)	$—	$—	$24,000	$24,000
Lori Wittman(10)	$27,814	$30,000	$1,392	$59,024
Paula Crowley(11)	$22,853	$30,000	$1,346	$53,920

(1)
Represents the annual retainer fees.

(2)
Other than Ms. Crowley’s LTIP Units, the number of LTIP Units comprising each LTIP award was based on a price of  $8.62 per unit, which was the 10-day volume weighted average price of the Company’s common stock as of May 29, 2018, the date of grant. Ms. Crowley’s LTIP Units were issued based on a price of  $8.92 per unit, the closing price for the Company’s common stock on June 13, 2018, the day before her appointment to the Company’s Board of Directors. The stock award values disclosed in this director compensation table are based on market values of the Company’s common stock at the time of grant, which differ from the values calculated in accordance with GAAP as reported in the Company’s audited historical financial statements included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2018. See Note 7 — 2016 Equity Incentive Plan in our Annual Report on Form 10-K for the fiscal year ended December 31, 2018.

(3)
Represents distributions declared or paid on vested and unvested LTIP Units.

(4)
As of December 31, 2018, Mr. Cole had 3,480 unvested LTIP Units.

(5)
As of December 31, 2018, Mr. Cypher had 3,480 unvested LTIP Units.

(6)
Mr. Harrington was an independent director on our Board of Directors through May 30, 2018. As of December 31, 2018, all of Mr. Harrington’s LTIP Units had vested.

(7)
As of December 31, 2018, Mr. Marston had 3,480 unvested LTIP Units.

(8)
As of December 31, 2018, Mr. Moore had 3,480 unvested LTIP Units.

(9)
As of December 31, 2018, Miss. Zhang had 6,000 unvested LTIP Units.

(10)
Ms. Wittman was elected to the Company’s Board of Directors on May 30, 2018. As of December 31, 2018, all of Ms. Wittman’s LTIP Units remained unvested.

(11)
Ms. Crowley was appointed to the Company’s Board of Directors on June 14, 2018. As of December 31, 2018, all of Ms. Crowley’s LTIP Units remained unvested.

In March 2019, our Board approved the following compensation for our independent directors for 2019 that will be effective as of May 29, 2019 (the date of the Annual Meeting):
•
an annual payment of  $40,000, payable on the date of the Annual Meeting in LTIP Units;

•
an annual cash retainer of  $40,000, payable in equal amounts each quarter;

•
an additional annual cash retainer of  $15,000, $10,000, $7,000 and $15,000 for the chairperson of our audit committee, compensation committee, nominating and corporate governance committee and investment committee, respectively;

•
an additional annual cash retainer of  $7,500, $5,000, $3,500 and $7,500 for each other member of our audit committee, compensation committee, nominating and corporate governance committee and investment committee, respectively; and

•
an additional $15,000 cash retainer to our lead independent director.

Our Board of Directors may revise our directors’ compensation in its discretion.

Section 16(a) Beneficial Ownership Reporting Compliance
Section 16(a) of the Securities Exchange Act of 1934 requires our directors, executive officers and persons who beneficially own more than 10% of our outstanding common stock to file with the SEC initial reports of ownership and reports of changes in their ownership of our common stock. Directors, executive officers and greater than 10% stockholders are required by SEC regulations to furnish us with copies of the forms they file. To our knowledge, based solely on a review of the copies of such reports furnished to us, during the fiscal year ended December 31, 2018, our executive officers and greater than 10% stockholders complied with all applicable Section 16(a) filing requirements. Our independent directors, Messrs. Cypher and Marston, each filed one late report during 2018.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
General
Each of our directors, director nominees and executive officers is required to complete an annual disclosure questionnaire and report all transactions with us in which they and their immediate family members had or will have a direct or indirect material interest with respect to us. The Nominating and Corporate Governance Committee generally reviews any past or proposed transactions between our Company and related persons (as such term is defined in Item 404 of Regulation S-K). If we believe a transaction is significant to us and raises particular conflict of interest issues, the Audit Committee will discuss the matter with legal or other appropriate counsel to evaluate and approve the transaction.
Management Agreement
ZH International Holdings, Ltd. is the 85% owner of our Advisor and the owner of ZH USA, LLC. Mr. Zhang is the Chairman, Chief Executive Officer and Executive Director of ZH International Holdings, Ltd. Our Chief Executive Officer and Chairman, Mr. Jeffrey Busch, owns the remaining 15% of our Advisor. Certain material terms of the Management Agreement are summarized below:
Term and Termination
The initial term of the Management Agreement will expire on July 1, 2019, and will automatically renew for an unlimited number of successive one-year periods thereafter, unless the agreement is not renewed or is terminated in accordance with its terms. If the Company’s board of directors decides to terminate or not renew the Management Agreement, the Company will generally be required to pay the Advisor a termination fee equal to three times the sum of the average annual base management fee and the average annual incentive fee with respect to the previous eight fiscal quarters ending on the last day of the fiscal quarter prior to termination. Subsequent to the initial term, the Company may terminate the Management Agreement only under certain circumstances.
Base Management Fee
The Company pays its Advisor a base management fee in an amount equal to 1.5% of its stockholders’ equity per annum, calculated quarterly for the most recently completed fiscal quarter and payable in quarterly installments in arrears.
For purposes of calculating the base management fee, the Company’s stockholders’ equity means: (a) the sum of   (1) the Company stockholders’ equity as of March 31, 2016, (2) the aggregate amount of the conversion price (including interest) for the conversion of the Company’s outstanding convertible debentures into common stock and OP units upon completion of the IPO, and (3) the net proceeds from (or equity value assigned to) all issuances of equity and equity equivalent securities (including common stock, common stock equivalents, preferred stock, LTIP Units and OP units issued by the Company or the Operating Partnership) in the IPO, or in any subsequent offering (allocated on a pro rata daily basis for such issuances during the fiscal quarter of any such issuance), less (b) any amount that the Company pays to repurchase shares of its common stock or equity securities of the operating partnership. Stockholders’ equity also excludes (1) any unrealized gains and losses and other non-cash items (including depreciation and amortization) that have impacted stockholders’ equity as reported in the Company’s financial statements prepared in accordance with GAAP, and (2) one-time events pursuant to changes in GAAP, and certain non-cash items not otherwise described above, in each case after discussions between the Advisor and its independent directors and approval by a majority of the Company’s independent directors. As a result, the Company’s stockholders’ equity, for purposes of calculating the base management fee, could be greater or less than the amount of stockholders’ equity shown on its financial statements.
The base management fee of the Advisor shall be calculated within 30 days after the end of each quarter and such calculation shall be promptly delivered to the Company. The Company is obligated to pay the quarterly installment of the base management fee calculated for that quarter in cash within five business days after delivery to the Company of the written statement of the Advisor setting forth the computation of the base management fee for such quarter.

Incentive Fee
The Company will pay its Advisor an incentive fee with respect to each calendar quarter (or part thereof that the Management Agreement is in effect) in arrears. The incentive fee will be an amount, not less than zero, equal to the difference between (1) the product of  (x) 20% and (y) the difference between (i) the Company’s AFFO (as defined below) for the previous 12-month period, and (ii) the product of (A) the weighted average of the issue price of equity securities issued in the IPO and in future offerings and transactions, multiplied by the weighted average number of all shares of common stock outstanding on a fully-diluted basis (including any restricted stock units, any restricted shares of common stock, OP units, LTIP Units, and shares of common stock underlying awards granted under the 2016 Equity Incentive Plan or any future plan in the previous 12-month period, and (B) 8%, and (2) the sum of any incentive fee paid to the Advisor with respect to the first three calendar quarters of such previous 12-month period; provided, however, that no incentive fee is payable with respect to any calendar quarter unless AFFO is greater than zero for the four most recently completed calendar quarters.
AFFO is calculated by adjusting the Company’s funds from operations, or FFO, by adding back acquisition and disposition costs, stock-based compensation expenses, amortization of deferred financing costs and any other non-recurring or non-cash expenses, which are costs that do not relate to the operating performance of the Company’s properties, and subtracting loss on extinguishment of debt, straight-line rent adjustment, recurring tenant improvements, recurring leasing commissions and recurring capital expenditures.
Rights to Designate Board Nominees
During the term of the Management Agreement, our Advisor will have the right to nominate three members on our Board to be duly elected by our stockholders at each annual meeting of stockholders. If at any time ZH International and its affiliates own less than 10% of our outstanding common stock, on a fully diluted basis, our Advisor will have the right to nominate two members on our Board to be duly elected by our stockholders at each subsequent annual meeting of our stockholders during the term of the Management Agreement.
Management Fee Expense Incurred and Accrued Management Fees
For years ended December 31, 2018 and 2017, management fees of approximately $4,422,000 and $3,123,000, respectively were incurred and expensed by the Company and during those years the Company paid management fees to the Advisor in the amount of  $4,343,000 and $2,680,000, respectively. As of December 31, 2018 and 2017, accrued management fees of  $1,143,000 and $1,064,000, respectively, were due to the Advisor.
ZH International Holdings Ltd.’s interest in our management fees incurred during 2018 and 2017 equaled $3,758,700 and $2,654,500, respectively. Mr. Busch’s interest in our management fees incurred during 2018 and 2017 equaled $663,300 and $468,450, respectively.
Allocated General and Administrative Expenses
In the future, the Company may receive an allocation of general and administrative expenses from the Advisor that are either clearly applicable to or were reasonably allocated to the operations of the properties. For the years-ended December 31, 2018 and December 31, 2017, the Company reimbursed the Advisor $44,355 and $80,645, respectively, for a portion of our General Counsel and Secretary’s salary for 2018 and 2017, as discussed below.
Agreement Regarding Reimbursement of Certain Expenses
On May 8, 2017, the Company and its Advisor entered into an agreement pursuant to which the Company agreed, for a period of one year, to reimburse the Advisor for $125,000 of the annual salary of the Company’s General Counsel and Secretary. The term of the agreement expired on May 8, 2018 and the agreement was not renewed.

Approval of Transactions with Related Persons
The Board of Directors has adopted a related persons transactions policy, to be followed in connection with all related person transactions involving the Company. Prior to entering into a related party transaction, the Audit Committee reviews the material facts of the transaction and either approves or disapproves of the entry into the transaction, subject to certain exceptions described in the policy. If advance Audit Committee approval is not feasible, then the transaction is considered and ratified (if the Audit Committee determines it to be appropriate) at the Audit Committee’s next regularly scheduled meeting. In determining whether to approve or ratify a transaction, the Committee will take into account, among other factors it deems appropriate, (1) whether the transaction is on terms no less favorable than terms generally available to an unaffiliated third-party under the same or similar circumstances, (2) the extent of the related person’s interest in the transaction and (3) whether the transaction is material to the Company.
Additionally, under our Code of Business Conduct and Ethics, related party transactions are subject to appropriate review and oversight by the Board’s Audit Committee.
Under our Nominating and Corporate Governance Committee charter, the Nominating and Corporate Governance Committee is responsible for reviewing and approving in advance any related party transactions, other than related party transactions which have been preapproved pursuant to preapproval guidelines or rules established by the Committee or the Board.

PROPOSAL 3 — AMENDMENT TO 2016 EQUITY INCENTIVE PLAN
The Board is asking stockholders to approve an amendment (the “Amendment”) to the Global Medical REIT Inc. 2016 Equity Incentive Plan (the “2016 Plan”). The Board adopted the Amendment on April 16, 2019, subject to stockholder approval. The purpose of the Amendment is to increase the number of shares reserved for issuance under the 2016 Plan by 1,000,000 shares.
Reasons for the Amendment
We completed our IPO on July 1, 2016, and since then, we have grown our portfolio of real estate investments from approximately $94.1 million at the time of our IPO to approximately $647.6 million as of December 31, 2018. As of December 31, 2018, we had 50 healthcare facilities in our portfolio with approximately 2.1 million rentable square feet, which were 100% leased with a weighted average remaining lease term of approximately 10.1 years.
The purpose of the Amendment is to replenish equity award availability to advance the Company’s interests in recruiting and retaining employees, Board members and other individuals who provide services to the Company, the Advisor, the Manager, the Operating Partnership and any other affiliate of the Company. The 2016 Plan enables such persons to participate in the future success of the Company and its affiliates and to associate their interests with those of the Company and its stockholders.
Potential Dilution
As of the Record Date, there were 32,021 shares of common stock remaining available for grant under the 2016 Plan (after taking into account unearned performance grants at the target level). As of the Record Date, 311,037 shares of common stock underlying unvested time-based LTIP Units and 419,745 unearned performance-based LTIP Units at target level are reserved for issuance, which, along with shares remaining available for grant, amounts to 762,803 aggregate shares of common stock. This total of 762,803 shares of common stock represents an overhang of approximately 2.00% based on 38,167,013 outstanding shares of common stock, OP Units and vested LTIP Units as of the Record Date. If the Amendment is approved, the additional 1,000,000 shares of common stock available for issuance under the 2016 Plan would increase the overhang to 4.62%.
The Company calculates “overhang” as the total of  (a) the number of shares of common stock underlying unvested outstanding awards (including for performance awards, at target level) plus the number of shares of common stock available for issuance under future awards, divided by (b) the sum of: (i) the number of shares of common stock outstanding, (ii) the number of OP Units outstanding that are not held by the Company and (iii) the number of vested LTIP units.
Reasons for the Amendment to the 2016 Plan
In its determination to recommend that the Board approve the Amendment, the Compensation Committee reviewed an analysis prepared by FTI Consulting, Inc. (“FTI”), its independent compensation consultant, which included an analysis of certain dilution and overhang metrics, peer group market practices and trends, and the costs of the Amendment. This review included a consideration of the following key metrics and factors:
Reasonable Plan Costs
• Reasonable number of additional shares requested — 1,000,000 shares requested.
• Overall plan size would not have a substantially dilutive effect (approximately 4.62% of shares, OP units and vested LTIP Units outstanding).

Stockholder-Friendly Plan Features
• Limits the grant-date value of awards granted to non-employee directors during any one calendar year to 50,000 shares of common stock.
• The Compensation Committee, which consists only of non-employee directors who are “independent” under the listing standards of the NYSE, will administer the plan.
• No evergreen features.
• No SAR or option repricing without stockholder approval.
• No buying out of underwater SAR awards without stockholder approval.
• No share recycling on full value awards or appreciation awards.
• No option reloading.
• No liberal definition of a change-of-control.
• No discretionary vesting for time-based or performance awards upon a change-of-control.
• No excise tax gross-ups.
In light of the factors described above, and the fact that the ability to continue to grant equity compensation is vital to our ability to continue to attract and retain individuals in the competitive labor markets in which we compete, the Company believes that the size of the share reserve under the Amendment represents a reasonable amount of potential equity dilution and allows the Company to continue to award equity incentives, which are a critical component of our overall compensation program as described above.
Description of the 2016 Plan
A copy of the 2016 Plan is attached to this Proxy Statement as Appendix A and is incorporated herein by reference and is marked to show changes effected by the Amendment. The description below is a summary and not intended to be a complete description of the 2016 Plan. Please read the 2016 Plan for more detailed information.
Plan Administration and Eligibility
The 2016 Plan is administered by the Compensation Committee. In administering the 2016 Plan, the Compensation Committee will determine, among other things: (i) individuals to whom grants of awards will be made; (ii) the type and size of awards; and (iii) the terms of an award which may include a vesting schedule, restrictions or performance criteria, and deferral opportunity. The Compensation Committee may also construe and interpret the 2016 Plan. Currently, approximately 23 individuals are eligible to participate in the 2016 Plan.
Any officer or employee of the Company or its affiliates and any member of the Board is eligible to participate in the 2016 Plan. Also, any other individual who provides services to the Company or any of its affiliates is eligible to participate in the 2016 Plan.
Shares Available for Issuance
The 2016 Plan originally provided for 1,232,397 shares of Common Stock, in the aggregate, to be available for awards. The Common Stock subject to the 2016 Plan will be authorized but unissued shares or issued shares that have been reacquired by the Company. Pursuant to the 2016 Plan, awards may be appropriately adjusted in the event of certain changes in capitalization of the Company, including stock dividends and splits, reclassifications, recapitalizations, reorganizations, mergers, consolidations, spin-offs, split-ups, combinations or exchanges of shares, and certain distributions and repurchases of shares.
Awards under the Plan
The Compensation Committee determines the type or types of awards that may be made under the 2016 Plan. The types of awards that may be granted by the Company under the 2016 Plan are outlined below.

To provide flexibility for the future, the 2016 Plan provides for a variety of stock-based awards, which could include: stock options, stock appreciation rights, stock awards, restricted stock units, performance awards, stock bonuses, performance stock, stock units, restricted stock and other equity-based awards.
The Company expects that most awards under the 2016 Plan would be made in the form of long-term incentive plan units (LTIP Units). LTIP Units are interests in the Operating Partnership that are redeemable for cash or Common Stock and that are subject to restrictions on transfer or other incidents of ownership and forfeiture conditions which lapse based on continued employment with the Company for specified periods or based on the achievement of specified performance standards, in either case, as determined by the Compensation Committee. Grantees of LTIP Units will not have voting rights with respect to the units but shall receive distributions thereunder. Forfeiture conditions of LTIP Units may be performance or nonperformance based, or a combination thereof, at the sole discretion of the Compensation Committee.
Amendments and Termination
The Board may at any time, terminate, and from time to time, amend or modify the 2016 Plan. Any such action of the Board generally may be taken without the approval of the stockholders, but the Board may make any material revision to the 2016 Plan only if stockholder approval is not required by applicable law or the rules of the NYSE. In no event may an amendment to the 2016 Plan increase the number of shares of Common Stock reserved for issuance thereunder or change the class of persons eligible to receive awards under the 2016 Plan without the approval of the stockholders. The 2016 Plan will continue until terminated by the Board.
Plan Benefits
Because the grant of awards pursuant to the plan is within the discretion of our compensation committee and our Board, it is not possible to determine the awards that will be made in the future under the plan. However, the following table outlines awards made pursuant to the 2016 Equity Incentive Plan in fiscal 2018 to the persons and groups identified:
Name and Principal Position	Dollar Value ($)(1)	LTIP Units (#)(2)
Jeffrey Busch Chairman, Chief Executive Officer and President	$395,978	58,665
Robert Kiernan Chief Financial Officer and Treasurer	$415,983	62,097
Alfonzo Leon Chief Investment Officer	$324,983	48,367
Jamie Barber General Counsel and Secretary	$351,984	52,542
Allen Webb SVP – SEC Reporting and Technical Accounting	$217,344	32,200
All Current Executive Officers as a Group (6 persons)	$1,891,072	281,249
All Current Non-Employee Directors as a Group (8 persons)	$180,000	20,764
Non-Executive Officer Employees of the Advisor as a Group	$690,600	101,326

(1)
Represents the aggregate grant date fair value computed in accordance with FASB ASC Topic 718.

(2)
For executive officers and employees of the Advisor, represents time and performance-based LTIPs (at target levels) granted in 2018. For non-employee directors, represents time-based LTIP Units granted in 2018.

Tax Consequences to Participants
Options and SARs.   Participants will not realize taxable income upon the grant of an option or a SAR. Upon the exercise of a nonqualified stock option or a SAR, a participant will recognize ordinary compensation income (subject to withholding if an employee) in an amount equal to the excess of  (i) the amount of cash and the fair market value of the shares of common stock received, over (ii) the exercise price of the award. A participant will generally have a tax basis in any shares of common stock received pursuant to the exercise of a nonqualified stock option or SAR that equals the fair market value of such shares of common stock on the date of exercise. Subject to the discussion under “— Tax Consequences to the Company” below, the Company will be entitled to a deduction for federal income tax purposes that corresponds as to timing and amount with the compensation income recognized by a participant under the foregoing rules. When a participant sells the shares of common stock acquired as a result of the exercise of a nonqualified stock option or SAR, any appreciation (or depreciation) in the value of the shares of common stock after the exercise date is treated as long- or short-term capital gain (or loss) for federal income tax purposes, depending on the holding period. The shares of common stock must be held for more than 12 months to qualify for long-term capital gain treatment.
Participants eligible to receive an option intended to qualify as an incentive option (i.e., under Section 422 of the Code) will not recognize taxable income on the grant of an incentive option. Upon the exercise of an incentive option, a participant will not recognize taxable income, although the excess of the fair market value of the shares of common stock received upon exercise of the incentive option (“ISO Shares”) over the exercise price will increase the alternative minimum taxable income of the participant, which may cause such participant to incur alternative minimum tax. The payment of any alternative minimum tax attributable to the exercise of an incentive option would be allowed as a credit against the participant’s regular tax liability in a later year to the extent the participant’s regular tax liability is in excess of the alternative minimum tax for that year.
Upon the disposition of ISO Shares that has been held for the required holding period (generally, at least two years from the date of grant and one year from the date of exercise of the incentive option), a participant will generally recognize capital gain (or loss) equal to the excess (or shortfall) of the amount received in the disposition over the exercise price paid by the participant for the ISO Shares. However, if a participant disposes of ISO Shares that have not been held for the requisite holding period (a “Disqualifying Disposition”), the participant will recognize ordinary compensation income in the year of the Disqualifying Disposition in an amount equal to the amount by which the fair market value of the ISO Shares at the time of exercise of the incentive option (or, if less, the amount realized in the case of an arm’s length disposition to an unrelated party) exceeds the exercise price paid by the participant for such ISO Shares. A participant would also recognize capital gain to the extent the amount realized in the Disqualifying Disposition exceeds the fair market value of the ISO Shares on the exercise date. If the exercise price paid for the ISO Shares exceeds the amount realized (in the case of an arm’s-length disposition to an unrelated party), such excess would ordinarily constitute a capital loss.
The Company will generally not be entitled to any federal income tax deduction upon the grant or exercise of an incentive option, unless a participant makes a Disqualifying Disposition of the ISO Shares. If a participant makes a Disqualifying Disposition, the Company will then, subject to the discussion below under “— Tax Consequences to the Company,” be entitled to a tax deduction that corresponds as to timing and amount with the compensation income recognized by a participant under the rules described in the preceding paragraph.
Under current rulings, if a participant transfers previously held shares of common stock (other than ISO Shares that has not been held for the requisite holding period) in satisfaction of part or all of the exercise price of an option, whether a nonqualified stock option or an incentive option, no additional gain will be recognized on the transfer of such previously held shares of common stock in satisfaction of the nonqualified stock option or incentive option exercise price (although a participant would still recognize ordinary compensation income upon exercise of a nonqualified stock option in the manner described above). Moreover, that number of shares of common stock received upon exercise which equals the number of previously held shares of common stock surrendered in satisfaction of the nonqualified stock option or incentive option exercise price will have a tax basis that equals, and a capital gains holding period that includes, the tax basis and capital gains holding period of the previously held shares of common stock surrendered in satisfaction of the nonqualified stock option or incentive option exercise price. Any additional shares of common stock received upon exercise will have a tax basis that equals the amount of cash (if any) paid by the participant, plus the amount of compensation income recognized by the participant under the rules described above.

The 2016 Plan generally prohibits the transfer of awards other than by will or according to the laws of descent and distribution or pursuant to a qualified domestic relations order, but the 2016 Plan allows the Compensation Committee to permit the transfer of awards (other than incentive options), in its discretion. For income and gift tax purposes, certain transfers of nonqualified stock options should generally be treated as completed gifts, subject to gift taxation.
The Internal Revenue Service has not provided formal guidance on the income tax consequences of a transfer of nonqualified stock options (other than in the context of divorce) or SARs. However, the Internal Revenue Service has informally indicated that after a transfer of options (other than in the context of divorce pursuant to a domestic relations order), the transferor will recognize income, which will be subject to withholding, and FICA/FUTA taxes will be collectible at the time the transferee exercises the options. If a nonqualified stock option is transferred pursuant to a domestic relations order, the transferee will recognize ordinary income upon exercise by the transferee, which will be subject to withholding, and FICA/FUTA taxes (attributable to and reported with respect to the transferor) will be collectible from the transferee at such time.
In addition, if a participant transfers a vested nonqualified stock option to another person and retains no interest in or power over it, the transfer is treated as a completed gift. The amount of the transferor’s gift (or generation-skipping transfer, if the gift is to a grandchild or later generation) equals the value of the nonqualified stock option at the time of the gift. The value of the nonqualified stock option may be affected by several factors, including the difference between the exercise price and the fair market value of the shares of common stock, the potential for future appreciation or depreciation of the shares of common stock, the time period of the nonqualified stock option and the illiquidity of the nonqualified stock option. The transferor will be subject to a federal gift tax, which will be limited by (i) the annual exclusion of $15,000 per donee (for 2019, subject to adjustment in future years), (ii) the transferor’s lifetime unified credit, or (iii) the marital or charitable deductions. The gifted nonqualified stock option will not be included in the participant’s gross estate for purposes of the federal estate tax or the generation-skipping transfer tax.
This favorable tax treatment for vested nonqualified stock options has not been extended to unvested nonqualified stock options. Whether such consequences apply to unvested nonqualified stock options or to SARs is uncertain and the gift tax implications of such a transfer is a risk the transferor will bear upon such a disposition.
Other Awards: Stock Awards, Restricted Stock Units, Other Equity-Based Awards, and Performance Awards.   A participant will recognize ordinary compensation income upon receipt of cash pursuant to a performance award or, if earlier, at the time the cash is otherwise made available for the participant to draw upon. Individuals will not have taxable income at the time of grant of a restricted stock unit award, but rather, will generally recognize ordinary compensation income at the time he or she receives cash or shares of common stock in settlement of the restricted stock unit award, as applicable, in an amount equal to the cash or the fair market value of the shares of common stock received.
A recipient of a stock award or other equity-based award or the receipt of shares pursuant to a performance award generally will be subject to tax at ordinary income tax rates on the fair market value of the shares of common stock when received, reduced by any amount paid by the recipient; however, if the shares of common stock are not transferable and are subject to a substantial risk of forfeiture when received, a participant will recognize ordinary compensation income in an amount equal to the fair market value of the shares of common stock (i) when the shares of common stock first become transferable and are no longer subject to a substantial risk of forfeiture, in cases where a participant does not make a valid election under Section 83(b) of the Code, or (ii) when the award is received, in cases where a participant makes a valid election under Section 83(b) of the Code. If a Section 83(b) election is made and the shares of common stock are subsequently forfeited, the recipient will not be allowed to take a deduction for the value of the forfeited shares of common stock. If a Section 83(b) election has not been made, any dividends received with respect to Restricted Stock that are subject at that time to a risk of forfeiture or restrictions on transfer generally will be treated as compensation that is taxable as ordinary income to the recipient; otherwise the dividends will be treated as dividends.

LTIP Units.   LTIP Units received by a participant are intended to be treated as profits interests in a partnership for U.S. federal income tax purposes. The Internal Revenue Service has provided safe harbors governing the issuance of profits interests. Although the LTIP Units are intended to comply with those safe harbors, there can be no assurance that they will do so.
Provided that the LTIP Units are respected as profits interests, a participant will not realize taxable income upon the issuance of an LTIP Unit or upon the vesting of an LTIP Unit, and neither the Company nor the Operating Partnership will be allowed a deduction upon issuance or vesting. Instead, the participant will be treated as a partner in the Company or the Operating Partnership, as applicable, from the date of grant of the LTIP Unit, and will consequently receive allocations of income, gain, loss, credit and deduction from the Company or the Operating Partnership, as applicable, along with distributions of cash. Such items generally have the same character (i.e., capital or ordinary) in the hands of the participant as the items had in the hands of the Company or the Operating Partnership, as applicable. Additionally, if and when an LTIP Unit both vests and reaches capital account equivalency under the Company’s operating agreement or the Operating Partnership Agreement, a participant will be eligible to convert that LTIP Unit into a share of common stock or an Operating Partnership unit.
A participant who is an employee will be subject to withholding for federal, and generally for state and local, income taxes at the time he recognizes income under the rules described above. The tax basis in the shares of common stock received by a participant will equal the amount recognized by the participant as compensation income under the rules described in the preceding paragraph, and the participant’s capital gains holding period in those shares of common stock will commence on the later of the date the shares of common stock are received or the restrictions lapse. Subject to the discussion below under “— Tax Consequences to the Company,” the Company will be entitled to a deduction for federal income tax purposes that corresponds as to timing and amount with the compensation income recognized by a participant under the foregoing rules.
Tax Consequences to the Company
Reasonable Compensation.   In order for the amounts described above to be deductible by the Company (or a subsidiary), such amounts must constitute reasonable compensation for services rendered or to be rendered and must be ordinary and necessary business expenses.
Golden Parachute Payments.   The ability of the Company (or the ability of one of its subsidiaries) to obtain a deduction for future payments under the 2016 Plan could also be limited by the golden parachute rules of Section 280G of the Code, which prevent the deductibility of certain excess parachute payments made in connection with a change in control of an employer-corporation.
Section 162(m).   The ability of the Company (or the ability of one of its subsidiaries) to obtain a deduction for amounts paid under the 2016 Plan could be limited by Section 162(m) of the Code. Section 162(m) of the Code limits the Company’s ability to deduct compensation, for federal income tax purposes, paid during any year to a “covered employee” (within the meaning of Section 162(m) of the Code) in excess of  $1,000,000.
Adoption of Amendment
The affirmative vote of a majority of the votes cast on the proposal is required to approve the Amendment. Abstentions will have the same effect as a vote against the proposal and broker non-votes will not be counted as votes cast so they will not have an impact on this proposal.
The Board of Directors recommends a vote FOR the approval of the amendment to the Global Medical REIT Inc. 2016 Equity Incentive Plan.

PROPOSAL 4 — RATIFICATION OF APPOINTMENT OF INDEPENDENT
REGISTERED PUBLIC ACCOUNTING FIRM
The Audit Committee of our Board of Directors conducted a competitive process to select a firm to serve as our Company’s independent registered public accounting firm for the fiscal year ending December 31, 2019. As a result of that process, on April 8, 2019, the Audit Committee appointed Deloitte & Touche LLP (“Deloitte”) as our Company’s independent registered public accounting firm for the fiscal year ending December 31, 2019, and replaced MaloneBailey, LLP (“MaloneBailey”). The decision to replace MaloneBailey and appoint Deloitte was approved by the Audit Committee following completion of a process in which several independent audit firms, including MaloneBailey, submitted bids and made presentations to us. For further information regarding the change in auditors, see the “Change in Auditors” section (page 60) of this proxy statement.
We are asking our stockholders to ratify the appointment of Deloitte as our independent registered public accounting firm for 2019. Although the ratification is not required by our bylaws or other governing documents, the Board is submitting the selection of Deloitte to our stockholders for ratification as a matter of good corporate practice. Even if the stockholders do ratify the appointment, our Audit Committee in its discretion may direct the appointment of a different independent registered public accounting firm at any time during the year if it believes that such a change would be in the best interest of us and our stockholders.
We expect that a representative of Deloitte will be present at the Annual Meeting, will be given the opportunity to make a statement if he or she so desires and will be available to respond to appropriate questions.
The Board of Directors recommends a vote FOR the ratification of the appointment of Deloitte as our independent registered public accounting firm for 2019.
Fees Paid to Our Independent Registered Public Accounting Firm
The following is a summary of the fees incurred by the Company with MaloneBailey, the Company’s independent registered public accounting firm for professional services rendered for the years ended December 31, 2018 and 2017.
	Year Ended December 31, 2018	Year Ended December 31, 2017
MaloneBailey:
Audit Fees	$514,253	$506,400
Audit-Related Fees	17,500	35,500
Tax Fees	—	—
All Other Fees	—	—
Total	$531,753	$541,900

Audit Fees
“Audit Fees” consist of fees and expenses billed for professional services rendered for the audit of the consolidated financial statements, review of the interim consolidated financial statements, review of registration statements and the preparation of comfort letters and services that are normally provided by accountants in connection with statutory and regulatory filings or engagements. For the year ended December 31, 2018, these fees also include an audit of management’s assessment of internal controls.
Audit-Related Fees
“Audit-Related Fees” consist of fees and expenses for assurance and related services that are reasonably related to the performance of the audit or review of our financial statements that are not “Audit Fees.”
Tax Fees
“Tax Fees” consist of fees and related expenses billed for professional services for tax compliance, tax advice and tax planning. These services include assistance regarding federal and state tax compliance, tax planning and structuring and research and assistance.

All Other Fees
“All Other Fees” consist of fees and expenses for products and services that are not “Audit Fees,” “Audit-Related Fees” or “Tax Fees.”
Pre-Approval Policy
All audit, tax and other services provided to us are reviewed and pre-approved by the Audit Committee. All fees paid to MaloneBailey in 2018 and 2017 described above were approved by the Audit Committee.
Change in Auditors
On April 8, 2019, the Audit Committee of our Board of Directors approved the dismissal of MaloneBailey as our independent registered public accounting firm, and the engagement of Deloitte as our independent registered public accounting firm effective upon completion of MaloneBailey’s review of our Company’s financial statements for the quarter ended March 31, 2019.
The audit reports of MaloneBailey on our consolidated financial statements as of and for the years ended December 31, 2018 and 2017 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles. The audit reports of MaloneBailey on the effectiveness of internal control over financial reporting as of December 31, 2018 and 2017 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, scope, or accounting principles. During the fiscal years ended December 31, 2018 and 2017, and through April 8, 2019, there were no (a) disagreements with MaloneBailey on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which, if not resolved to the satisfaction of MaloneBailey, would have caused it to make reference to the subject matter of the disagreements in connection with its reports; or (b) reportable events (as described in Item 304(a)(1)(v) of Regulation S-K).
During the fiscal years ended December 31, 2018 and 2017, and through April 8, 2019, we did not consult with Deloitte with respect to (a) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might have been rendered on our Company’s consolidated financial statements; or (b) any matters that were either the subject of a disagreement (as that term is used in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K) or a reportable event (as described in Item 304(a)(1)(v) of Regulation S-K).
The Audit Committee has considered whether, and has determined that, the provision by MaloneBailey of the services described under “Audit-Related Fees,” “Tax Fees” and “Other Fees” was compatible with maintaining MaloneBailey’s independence from management and the Company.

Other matters
We do not know of any other matters to come before the Annual Meeting. If, however, any other matters do come before the Annual Meeting, it is the intention of the persons designated as proxies to vote in accordance with their discretion on such matters.

Appendix A
GLOBAL MEDICAL REIT INC.
FORM OF 2016 EQUITY INCENTIVE PLAN
ARTICLE I
DEFINITIONS
1.01. Affiliate
“Affiliate” means, with respect to any entity, any other entity, whether now or hereafter existing, which controls, is controlled by, or is under common control with, the first entity (including, but not limited to, joint ventures, limited liability companies and partnerships). For this purpose, the term “control” (including the correlative meanings of the terms “controlled by” and “under common control with”) shall mean ownership, directly or indirectly, of more than 50% of the total combined voting power of all classes of voting securities issued by such entity, or the possession, directly or indirectly, of the power to direct the management and policies of such entity, by contract or otherwise. Notwithstanding the foregoing, (i) the Manager shall be deemed an Affiliate of the Company for purposes of the Plan for so long as the Manager serves as the external manager of the Company and (ii) the Operating Partnership shall be deemed an Affiliate of the Company for purposes of the Plan for so long as the Company or a wholly-owned subsidiary of the Company serves as the sole general partner of the Operating Partnership.
1.02. Agreement
“Agreement” means a written agreement (including any amendment or supplement thereto) between the Company and a Participant specifying the terms and conditions of an Award.
1.03. Award
“Award” means any Option, SAR, Stock Award, award of Restricted Stock Units, Performance Award, Other Equity-Based Award (including LTIP Units), Incentive Award, or Substitute Award, together with any other right or interest, granted to a Participant.
1.04. Board
“Board” means the Board of Directors of the Company.
1.05. Change in Control
“Change in Control” means and includes each of the following:
(a) The acquisition, either directly or indirectly, by any individual, entity or group (within the meaning of Sections 13(d) and 14(d)(2) of the Exchange Act) of beneficial ownership (within the meaning of Rule 13d-3 under the Exchange Act), of more than 50% of either (i) the then outstanding shares of Common Stock, taking into account as outstanding for this purpose such shares of Common Stock issuable upon the exercise of options or warrants, the conversion of convertible shares or debt, and the exercise of any similar right to acquire such Common Stock (the “Outstanding Company Common Stock”) or (ii) the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors (the “Outstanding Company Voting Securities”); provided, however, that the following acquisitions shall not constitute a Change in Control (i) any acquisition by the Company or any of its subsidiaries, (ii) any acquisition by a trustee or other fiduciary holding the Company’s securities under an employee benefit plan sponsored or maintained by the Company or any of its Affiliates, (iii) any acquisition by an underwriter, initial purchaser or placement agent temporarily holding the Company’s securities pursuant to an offering of such securities or (iv) any acquisition by an entity owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of the then Outstanding Company Common Stock.
(b) Individuals who constitute Incumbent Directors at the beginning of any two-consecutive-year period, together with any new Incumbent Directors who become members of the Board during such two-year period, cease to be a majority of the Board at the end of such two-year period.

(c) The consummation of a reorganization, merger, consolidation, statutory share exchange or similar form of corporate transaction involving the Company that requires the approval of the Company’s stockholders, whether for such transaction or the issuance of securities in the transaction (a “Business Combination”), in each case, unless following such Business Combination:
(i) the individuals and entities who were the beneficial owners of the Outstanding Company Voting Securities immediately prior to such Business Combination, beneficially own, directly or indirectly, more than 50% of the combined voting power of the then outstanding voting securities entitled to vote generally in the election of members of the board of directors (or the analogous governing body) of the entity resulting from such Business Combination (the “Successor Entity”) (or, if applicable, the ultimate parent entity that directly or indirectly has beneficial ownership of sufficient voting securities to elect a majority of the members of the board of directors (or the analogous governing body) of the Successor Entity (the “Parent Company”));
(ii) no Person beneficially owns (within the meaning of Rule 13d-3 under the Exchange Act), directly or indirectly, more than 50% of the combined voting power of the then outstanding voting securities entitled to vote generally in the election of members of the board of directors (or the analogous governing body) of the Parent Company (or, if there is no Parent Company, the Successor Entity); and
(iii) at least a majority of the members of the board of directors (or the analogous governing body) of the Parent Company (or, if there is no Parent Company, the Successor Entity) following the consummation of the Business Combination were Incumbent Directors at the time of the Board’s approval of the execution of the initial agreement providing for such Business Combination;
(d) The direct or indirect sale, transfer, conveyance or other disposition (other than by way of merger or consolidation), in one or a series of related transactions, of all or substantially all of the properties or assets of the Company and its subsidiaries, taken as a whole, to any Person that is not a subsidiary of the Company.
In addition, if a Change in Control (as defined in clauses (a) through (d) above) constitutes a payment event with respect to any Award that provides for the deferral of compensation and is subject to Section 409A of the Code, no payment will be made under that Award on account of a Change in Control unless the event described in subsection (a), (b), (c) or (d) above, as applicable, constitutes a “change in control event” as defined in Treasury Regulation Section 1.409A-3(i)(5).
1.06. Code
“Code” means the Internal Revenue Code of 1986, and any amendments thereto.
1.07. Committee
“Committee” means the Compensation Committee of the Board. Unless otherwise determined by the Board, the Committee shall consist solely of two or more non-employee members of the Board, each of whom is intended to qualify as a “non-employee director” as defined by Rule 16b-3 of the Exchange Act or any successor rule, an “outside director” for purposes of Section 162(m) of the Code (if awards under this Plan are subject to the deduction limitation of Section 162(m) of the Code) and an “independent director” under the rules of any exchange or automated quotation system on which the Common Stock is listed, traded or quoted; provided, however, that any action taken by the Committee shall be valid and effective, whether or not the members of the Committee at the time of such action are later determined not to have satisfied the foregoing requirements or otherwise provided in any charter of the Committee. If there is no Compensation Committee, then “Committee” means the Board; and provided further that with respect to awards made to a member of the Board who is not an employee of the Company, the Manager or the Operating Partnership or one of their respective Affiliates, “Committee” means the Board.
1.08. Common Stock
“Common Stock” means the common stock of the Company, $0.001 par value per share.

1.09. Company
“Company” means Global Medical REIT Inc., a Maryland real estate investment trust.
1.10. Control Change Date
“Control Change Date” means the date on which a Change in Control occurs. If a Change in Control occurs on account of a series of transactions, the “Control Change Date” is the date of the last of such transactions on which the Change in Control occurs.
1.11. Corresponding SAR
“Corresponding SAR” means an SAR that is granted in relation to a particular Option and that can be exercised only upon the surrender to the Company, unexercised, of that portion of the Option to which the SAR relates.
1.12. Dividend Equivalent Right
“Dividend Equivalent Right” means the right, subject to the terms and conditions prescribed by the Committee, of a Participant to receive (or have credited) cash, securities or other property in amounts equivalent to the cash, securities or other property dividends declared on shares of Common Stock with respect to specified Restricted Stock Units, Performance Awards, Other Equity-Based Awards or Incentive Awards of units denominated in shares of Common Stock or other Company securities, as determined by the Committee, in its sole discretion. Dividend Equivalent Rights payable on a Restricted Stock Unit award, a Performance Award, an Other Equity-Based Award or an Incentive Award that does not become non-forfeitable solely on the basis of continued employment or service shall be accumulated and distributed, without interest, only when and to the extent that, the underlying award is vested and earned. The Committee may provide that Dividend Equivalent Rights (if any) shall be automatically reinvested in additional shares of Common Stock or otherwise reinvested, applied to the purchase of additional Awards under the Plan or deferred without interest to the date of vesting of the associated Award.
1.13. Effective Date
“Effective Date” means June 30, 2016.
1.14. Exchange Act
“Exchange Act” means the Securities Exchange Act of 1934, as amended.
1.15. Fair Market Value
“Fair Market Value” means, on any given date, the reported “closing” price of a share of Common Stock on the New York Stock Exchange for such date or, if there is no closing price for a share of Common Stock on the date in question, the closing price for a share of Common Stock on the last preceding date for which a quotation exists. If, on any given date, the Common Stock is not listed for trading on the New York Stock Exchange, then Fair Market Value shall be the “closing” price of a share of Common Stock on such other exchange on which the Common Stock is listed for trading for such date (or, if there is no closing price for a share of Common Stock on the date in question, the closing price for a share of Common Stock on the last preceding date for which such quotation exists) or, if the Common Stock is not listed on any exchange, the amount determined by the Committee using any reasonable method in good faith and in accordance with the regulations under Section 409A of the Code.
1.16. Incumbent Directors
“Incumbent Directors” means individuals elected to the Board (either by a specific vote or by approval of the proxy statement of the Company in which such person is named as a nominee for Director without objection to such nomination) and whose election or nomination for election to the Board was approved by a vote of at least two-thirds of the directors serving on the Board at the time of the election or nomination, as applicable, shall be an Incumbent Director. No individual designated to serve as a director by a person who shall have entered into an agreement with the Company to effect a transaction described in Section 1.05(a) or Section 1.05(c) and no individual initially elected or nominated as a director of the Company as a result of an actual or threatened election contest with respect to directors shall be an Incumbent Director.

1.17. Incentive Award
“Incentive Award” means an award awarded under Article XII which, subject to the terms and conditions prescribed by the Committee, entitles the Participant to receive a payment in cash from the Company or an Affiliate of the Company.
1.18. Initial Value
“Initial Value” means, with respect to a Corresponding SAR, the option price per share of the related Option and, with respect to an SAR granted independently of an Option, the price per share of Common Stock as determined by the Committee on the date of grant; provided, however, that the price shall not be less than the Fair Market Value on the date of grant (or 110% of the Fair Market Value on the date of grant in the case of a Corresponding SAR that relates to an incentive stock option granted to a Ten Percent Shareholder). Except as provided in Article XIV, without the approval of stockholders (i) the Initial Value of an outstanding SAR may not be reduced (by amendment, cancellation and new grant or otherwise) and (ii) no payment shall be made in cancellation of an SAR if, on the date of amendment, cancellation, new grant or payment, the Initial Value exceeds Fair Market Value.
1.19. LTIP Unit
“LTIP Unit” means an “LTIP Unit” as defined in the Operating Partnership’s partnership agreement, as amended from time to time. An LTIP Unit granted under this Plan represents the right to receive the benefits, payments or other rights in respect of an LTIP Unit set forth in that partnership agreement, subject to the terms and conditions of the applicable Agreement and that partnership agreement.
1.20. Manager
“Manager” means Inter-American Management LLC, the Company’s external manager or any entity that becomes the Company’s external manager.
1.21. Non-Employee Director
“Non-Employee Director” means a member of the Board who is not an employee or officer of the Company or an Affiliate.
1.22. Operating Partnership
“Operating Partnership” means Global Medical REIT L.P., a Delaware limited partnership, the Company’s operating partnership or any entity that becomes the Company’s operating partnership.
1.23. Option
“Option” means a stock option that entitles the holder to purchase from the Company a stated number of shares of Common Stock at the price set forth in an Agreement.
1.24. Other Equity-Based Award
“Other Equity-Based Award” means any Award other than an Incentive Award, Option, SAR, Stock Award, award of Restricted Stock Units or Performance Award, which, subject to such terms and conditions as may be prescribed by the Committee, entitles a Participant to receive shares of Common Stock or rights or units valued in whole or in part by reference to, or otherwise based on, shares of Common Stock (including securities convertible into Common Stock) or other equity interests, including LTIP Units.
1.25. Participant
“Participant” means an employee or officer of the Company or an Affiliate of the Company, a member of the Board, or an individual who provides services to the Company or an Affiliate of the Company (including an individual who provides services to the Company or an Affiliate of the Company by virtue of employment with, or providing services to, the Manager or the Operating Partnership or an Affiliate of the Manager or Operating Partnership), and who satisfies the requirements of Article IV and is selected by the Committee to receive one or more Awards.

1.26. Performance Award
“Performance Award” means an Award granted to a Participant that is based upon Performance Goals specified by the Committee.
1.27. Performance Goal
“Performance Goal” means a performance objective that is stated with reference to one or more of the following, alone or in combination: (i) FFO or FFO per share; (ii) adjusted FFO or adjusted FFO per share; (iii) earnings before interest, taxes, depreciation and amortization (“EBITDA”); (iv) adjusted EBITDA; (v) return on equity; (vi) return on capital or invested capital; (vii) total earnings; (viii) earnings per share; (ix) earnings growth; (x) Fair Market Value; (xi) volume weighted average Fair Market Value; (xii) appreciation in Fair Market Value; (xiii) net asset value; (xiv) appreciation in net asset value; (xv) total return or total shareholder return; (xvi) revenues; (xvii) cash flow or cash flow per share; (xviii) operating income; (xix) operating margins; (xx) gross or net profit; (xxi) dividends paid or payable; (xxii) cash or funds available for distribution, including on an adjusted or on a per share basis; (xxiii) level of expenses, including capital expenses or corporate overhead expenses; (xxiv) achievement of savings from business improvement projects; (xxv) capital projects deliverables; (xxvi) human resources management targets, including medical cost reductions and time to hire; (xxvii) satisfactory internal or external audits; and (xxviii) any of the above goals determined pre-tax or post-tax, on an absolute or relative basis, as a ratio with other business criteria, or as compared to the performance of a published or special index deemed applicable by the Committee, including but not limited to, the Standard & Poor’s 500 Stock Index, the Morgan Stanley REIT Index, another index or a group of comparable companies. The terms above are used as applied under U.S. generally accepted accounting principles, as applicable.
A Performance Goal or objective may be expressed with respect to the Company, on a consolidated basis, and/or for one or more Affiliates, one or more business or geographical units or one or more properties. A Performance Goal or objective may be expressed on an absolute basis or relative to the performance of one or more similarly situated companies or a published index. When establishing Performance Goals and objectives, the Committee may exclude the impact of specified events during the relevant performance period, which may mean excluding the impact of any or all of the following events or occurrences for such performance period: (a) the charges or costs associated with restructurings of the Company; (b) discontinued operations; (c) any unusual or nonrecurring items as described in the Accounting Standards Codification Topic 225, as the same may be amended or superseded from time to time; (d) asset write-downs or impairments to assets; (e) litigation, claims, judgments or settlements; (f) the effect of changes in tax law or other such laws or regulations affecting reported results; (g) accruals for reorganization and restructuring programs; (h) any change in accounting principles as described in the Accounting Standards Codification Topic 250, as the same may be amended or superseded from time to time; (i) any loss from a discontinued operation as described in the Accounting Standards Codification Topic 360, as the same may be amended or superseded from time to time; (j) goodwill impairment charges; (k) operating results for any business acquired during the calendar year; (l) third party expenses associated with any investment or acquisition by the Company or any subsidiary; (m) any amounts accrued by the Company or its subsidiaries pursuant to management bonus plans or cash profit sharing plans and related employer payroll taxes for the fiscal year; (n) any discretionary or matching contributions made to a savings and deferred profit-sharing plan or deferred compensation plan for the fiscal year; (o) interest, expenses, taxes, depreciation and depletion, amortization and accretion charges; and (p) marked-to-market adjustments for financial instruments. To the extent permitted under Section 162(m) of the Code, the Committee may adjust the Performance Goals and objectives as it deems equitable in recognition of the events described in this paragraph; provided that with respect to Section 162(m) Awards, such adjustments shall only be made to the extent that it would not cause a Section 162(m) Award to fail to qualify as “performance-based compensation” under Section 162(m) of the Code.
1.28. Person
“Person” means any firm, corporation, partnership, or other entity. “Person” also includes any individual, firm corporation, partnership, or other entity as defined in sections 13(d)(3) and 14(d)(2) of the Exchange Act. Notwithstanding the preceding sentence, the term “Person” does not include (i) the Company or any of its subsidiaries, (ii) any trustee or other fiduciary holding securities under an employee benefit plan of the Company or any Affiliate, (iii) any underwriter temporarily holding securities pursuant to an offering of such securities or (iv) any corporation owned, directly or indirectly, by the shareholders of the Company in substantially the same proportions as their ownership of the Common Stock.
1.29. Plan
“Plan” means this Global Medical REIT Inc. 2016 Equity Incentive Plan, as amended from time to time.
1.30. REIT
“REIT” means a real estate investment trust within the meaning of Sections 856 through 860 of the Code.
1.31. Restricted Stock
“Restricted Stock” means Common Stock granted to a Participant that is subject to certain restrictions and a risk of forfeiture.
1.32. Restricted Stock Unit
“Restricted Stock Unit” means a right granted to a Participant to receive Common Stock, cash or a combination thereof at the end of a specified deferral period.
1.33. SAR
“SAR” means a stock appreciation right that in accordance with the terms of an Agreement entitles the holder to receive, with respect to each share of Common Stock encompassed by the exercise of the SAR, the excess, if any, of the Fair Market Value at the time of exercise over the Initial Value. References to “SARs” include both Corresponding SARs and SARs granted independently of Options, unless the context requires otherwise.
1.34. Section 162(m) Award
“Section 162(m) Award” means a Performance Award to a “covered employee” (within the meaning of Section 162(m) of the Code) that is intended to satisfy the requirements for “performance-based compensation” within the meaning of Section 162(m) of the Code.
1.35. Stock Award
“Stock Award” means Restricted Stock or unrestricted shares of Common Stock awarded to a Participant under Article VIII.
1.36. Substitute Award
“Substitute Award” means an Award granted in substitution for a similar award as a result of certain business transactions.
1.37. Ten Percent Shareholder
“Ten Percent Shareholder” means any individual owning more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or of a “parent corporation” or “subsidiary corporation” (as such terms are defined in Section 424 of the Code) of the Company. An individual shall be considered to own any voting shares owned (directly or indirectly) by or for his or her brothers, sisters, spouse, ancestors or lineal descendants and shall be considered to own proportionately any voting shares owned (directly or indirectly) by or for a corporation, partnership, estate or trust of which such individual is a stockholder, partner or beneficiary.

ARTICLE II
PURPOSES
This Plan is intended to assist the Company and its Affiliates in recruiting and retaining employees, members of the Board and other individuals who provide services to the Company, the Manager, the Operating Partnership or an Affiliate of the Company, the Manager or the Operating Partnership with ability and initiative by enabling such persons to participate in the future success of the Company and its Affiliates and to associate their interests with those of the Company and its stockholders. This Plan is intended to permit the grant of both Options qualifying under Section 422 of the Code (“incentive stock options”) and Options not so qualifying, and the grant of SARs, Stock Awards, awards of Restricted Stock Units, Performance Awards, Other Equity-Based Awards (including LTIP Units), Incentive Awards, and Substitute Awards in accordance with this Plan and any procedures that may be established by the Committee. No Option that is intended to be an incentive stock option shall be invalid for failure to qualify as an incentive stock option.
ARTICLE III
ADMINISTRATION
This Plan shall be administered by the Committee except to the extent the Board elects to administer the Plan, in which case, references herein to the “Committee” shall be deemed to include references to the “Board.” The Committee shall have authority to grant Awards upon such terms (not inconsistent with the provisions of this Plan), as the Committee may consider appropriate. Such terms may include conditions (in addition to those contained in this Plan), on the transferability, forfeitability and exercisability of all or any part of an Award. In addition, the Committee shall have complete authority to interpret all provisions of this Plan; to prescribe the form of Agreements; to adopt, amend, and rescind rules and regulations pertaining to the administration of this Plan (including rules and regulations that require or allow Participants to defer the payment of benefits under this Plan); and to make all other determinations necessary or advisable for the administration of this Plan.
The Committee’s determinations under this Plan (including without limitation, determinations of the individuals to receive Awards, the form, amount and timing of Awards, the terms and provisions of Awards and the Agreements) need not be uniform and may be made by the Committee selectively among individuals who receive, or are eligible to receive, Awards, whether or not such persons are similarly situated. The express grant in this Plan of any specific power to the Committee with respect to the administration or interpretation of this Plan shall not be construed as limiting any power or authority of the Committee with respect to the administration or interpretation of this Plan. Any decision made, or action taken, by the Committee in connection with the administration of this Plan shall be final and conclusive. The members of the Committee shall not be liable for any act done in good faith with respect to this Plan or any Agreement or Award. All expenses of administering this Plan shall be borne by the Company.
ARTICLE IV
ELIGIBILITY
Any officer or employee of the Company or an Affiliate of the Company (including a trade or business that becomes an Affiliate of the Company after the adoption of this Plan) and any member of the Board is eligible to participate in this Plan. In addition, any other individual who provides services to the Company or an Affiliate of the Company (including an individual who provides services to the Company or an Affiliate of the Company by virtue of employment with, or providing services to, the Manager or the Operating Partnership or an Affiliate of the Manager or the Operating Partnership) is eligible to participate in this Plan if the Committee, in its sole reasonable discretion, determines that the participation of such individual is in the best interest of the Company.

ARTICLE V
COMMON STOCK SUBJECT TO PLAN
5.01. Common Stock Issued
Upon the grant, exercise or settlement of an Award, the Company may deliver to the Participant shares of Common Stock from its authorized but unissued Common Stock.
5.02. Aggregate Limit
Subject to adjustment as provided under Article XIV, the maximum aggregate number of shares of Common Stock that may be delivered with respect to Awards under the Plan is a number of shares equal to 1,762,803 ~~7% of the total number of shares of Common Stock outstanding upon completion of the Company’s initial public offering pursuant to which the Common Stock is listed on the New York Stock Exchange (including, for the avoidance of doubt, 7% of the shares of Common Stock sold pursuant to any exercise of the underwriters’ over-allotment option in connection with such initial public offering)~~. Other Equity-Based Awards that are LTIP Units shall reduce the maximum aggregate number of shares of Common Stock that may be issued under this Plan on a one-for-one basis (i.e., each LTIP Unit shall be treated as an award of a share of Common Stock).
5.03. Reallocation of Shares
If any Award (including LTIP Units) expires, is forfeited or is terminated without having been exercised or is paid in cash without a requirement for the delivery of Common Stock, then any shares of Common Stock covered by such lapsed, cancelled, expired, unexercised or cash-settled portion of such award or grant and any forfeited, lapsed, cancelled or expired LTIP Units shall be available for the grant of other Awards under this Plan. Any shares of Common Stock tendered or withheld to satisfy the grant or exercise price or tax withholding obligation pursuant to any Award shall not be available for future grants or awards. If shares of Common Stock are issued in settlement of an SAR granted under this Plan, the number of shares of Common Stock available under this Plan shall be reduced by the number of shares of Common Stock for which the SAR was exercised rather than the number of shares of Common Stock issued in settlement of the SAR. To the extent permitted by applicable law or the rules of any exchange on which the Common Stock is listed for trading, shares of Common Stock issued in assumption of, or in substitution for, any outstanding awards of any entity acquired in any form of combination by the Company or any Affiliate of the Company shall not reduce the number of shares of Common Stock available for issuance under this Plan.
5.04. Individual Limitations
Subject to adjustment as provided in Article XIV, no Participant may, in any calendar year, be granted or awarded (i) to the extent intended to comply with the performance-based exception under Section 162(m) of the Code, Awards (other than Awards designated to be paid only in cash or the settlement of which is not based on a number of shares of Common Stock) relating more than 50,000 shares of Common Stock or LTIP Units in the aggregate; or (ii) to the extent intended to comply with the performance-based exception under Section 162(m) of the Code, Awards designated to be paid only in cash, or the settlement of which is not based on a number of shares of Common Stock or LTIP Units, having a value determined on the date of grant in excess of  $1,000,000 in the aggregate. Each of the limitations in the preceding sentence shall be multiplied by two with respect to Awards granted to a Participant (other than a Non-Employee Director) during the calendar year in which the Participant first commences employment with the Company or an Affiliate. Notwithstanding the preceding sentences, subject to adjustment as provided in Article XIV, no Participant who is a Non-Employee Director may, in any calendar year, be granted Awards (other than Awards designated to be paid only in cash or the settlement of which is not based on a number of shares of Common Stock) relating more than 50,000 shares of Common Stock or LTIP Units.
In applying the limitations of this Section 5.04, an Option and Corresponding SAR shall be treated as a single Award.

ARTICLE VI
OPTIONS
6.01. Award
In accordance with the provisions of Articles III and IV, the Committee will designate each individual to whom an Option is to be granted and will specify the number of shares of Common Stock covered by such awards and the terms and conditions of such awards.
6.02. Option Price
The price per share of Common Stock purchased on the exercise of an Option shall be determined by the Committee on the date of grant, but shall not be less than the Fair Market Value on the date the Option is granted. Notwithstanding the preceding sentence, the price per share of Common Stock purchased on the exercise of any Option that is an incentive stock option granted to an individual who is a Ten Percent Shareholder on the date such option is granted, shall not be less than one hundred ten percent (110%) of the Fair Market Value on the date the Option is granted. Except as provided in Article XIV, the price per share of Common Stock of an outstanding Option may not be reduced (by amendment, cancellation and new grant or otherwise) without the approval of stockholders. In addition, no payment shall be made in cancellation of an Option without the approval of stockholders if, on the date of cancellation, the Option Price exceeds Fair Market Value.
6.03. Maximum Option Period
The maximum period in which an Option may be exercised shall be determined by the Committee on the date of grant except that no Option shall be exercisable after the expiration of ten years from the date such Option was granted. In the case of an incentive stock option granted to a Participant who is a Ten Percent Shareholder on the date of grant, such Option shall not be exercisable after the expiration of five years from the date of grant. The terms of any Option may provide that it is exercisable for a period less than such maximum period.
6.04. Transferability
Any rights or restrictions with respect to the ability of the holder of any Option granted under this Plan to transfer such Option shall be set forth in the Agreement relating to such grant; provided, however, that (a) an Option may be transferred by will or the laws of descent and distribution and (b) an Option that is an incentive stock option may be transferred only by will or laws of descent and distribution.
6.05. Employee Status
Incentive stock options may only be granted to employees of the Company or its “parent” and “subsidiaries” (as such terms are defined in Section 424 of the Code). For purposes of determining the applicability of Section 422 of the Code (relating to incentive stock options), or in the event that the terms of any Option provide that it may be exercised only during employment or continued service or within a specified period of time after termination of employment or continued service, the Committee may decide to what extent leaves of absence for governmental or military service, illness, temporary disability, or other reasons shall not be deemed interruptions of continuous employment or service.
6.06. Exercise
Subject to the provisions of this Plan and the applicable Agreement, an Option may be exercised in whole at any time or in part from time to time at such times and in compliance with such requirements as the Committee shall determine; provided, however, that incentive stock options (granted under this Plan and all plans of the Company and its “parents” and “subsidiaries” (as such terms are defined in Section 424 of the Code)) may not be first exercisable in a calendar year for Common Stock having a Fair Market Value (determined as of the date an Option is granted) exceeding $100,000. An Option granted under this Plan may be exercised with respect to any number of whole shares of Common Stock less than the full number for which the Option could be exercised. A partial exercise of an Option shall not affect the right to exercise the Option from time to time in accordance with this Plan and the applicable Agreement with respect to the remaining shares of Common Stock subject to the Option. The exercise of an Option shall result in the termination of any Corresponding SAR to the extent of the number of shares of Common Stock with respect to which the Option is exercised.

6.07. Payment
Subject to rules established by the Committee and unless otherwise provided in an Agreement, payment of all or part of the Option price may be made in cash, certified check, by tendering shares of Common Stock, by attestation of ownership of shares of Common Stock, by a broker-assisted cashless exercise or in such other form or manner acceptable to the Committee. If shares of Common Stock are used to pay all or part of the Option price, the sum of the cash and cash equivalent and the Fair Market Value (determined on the date of exercise) of the Common Stock so surrendered or other consideration paid must not be less than the Option price of the shares for which the Option is being exercised.
6.08. Stockholder Rights
No Participant shall have any rights as a stockholder with respect to shares of Common Stock subject to an Option until the date of exercise of such Option.
6.09. Disposition of Shares
A Participant may not sell or dispose of more than fifty percent of the shares of Common Stock acquired under an Option before the earlier of  (i) the first anniversary of the date on which the Option was exercised and (ii) the date that the Participant is no longer employed by, or providing services to, the Company or an Affiliate. A Participant shall notify the Company of any sale or other disposition of shares of Common Stock acquired pursuant to an Option that was an incentive stock option if such sale or disposition occurs (i) within two years of the grant of an Option or (ii) within one year of the issuance of the Common Stock to the Participant. Such notice shall be in writing and directed to the Secretary of the Company.
ARTICLE VII
SARS
7.01. Award
In accordance with the provisions of Articles III and IV, the Committee will designate each individual to whom SARs are to be granted and will specify the number of shares of Common Stock covered by such awards and the terms and conditions of such awards. No Participant may be granted Corresponding SARs (under this Plan and all plans of the Company and its “parents” and “subsidiaries” (as such terms are defined in Section 424 of the Code)) that are related to incentive stock options which are first exercisable in any calendar year for shares of Common Stock having an aggregate Fair Market Value (determined as of the date the related Option is granted) that exceeds $100,000.
7.02. Maximum SAR Period
The term of each SAR shall be determined by the Committee on the date of grant, except that no SAR shall have a term of more than ten years from the date of grant. In the case of a Corresponding SAR that is related to an incentive stock option granted to a Participant who is a Ten Percent Shareholder on the date of grant, such Corresponding SAR shall not be exercisable after the expiration of five years from the date of grant. The terms of any SAR may provide that it has a term that is less than such maximum period.
7.03. Transferability
Any rights or restrictions with respect to the ability of the holder of any SAR granted under this Plan to transfer such SAR shall be set forth in the Agreement relating to such grant; provided, however, that (a) an SAR may be transferred by will or the laws of descent and distribution and (b) a Corresponding SAR that relates to an incentive stock option may be transferred only by will or the laws of descent and distribution.
7.04. Exercise
Subject to the provisions of this Plan and the applicable Agreement, an SAR may be exercised in whole at any time or in part from time to time at such times and in compliance with such requirements as the Committee shall determine; provided, however, that a Corresponding SAR that is related to an incentive stock option may be exercised only to the extent that the related Option is exercisable and only when the Fair Market Value exceeds the option price of the related Option. An SAR granted under this Plan may be exercised with respect to any number of whole shares less than the full number for which the SAR could be exercised. A partial exercise of an SAR shall not affect the right to exercise the SAR from time to time in accordance with this Plan and the applicable Agreement with respect to the remaining shares of Common Stock subject to the SAR. The exercise of a Corresponding SAR shall result in the termination of the related Option to the extent of the number of shares of Common Stock with respect to which the SAR is exercised.
7.05. Employee Status
If the terms of any SAR provide that it may be exercised only during employment or continued service or within a specified period of time after termination of employment or continued service, the Committee may decide to what extent leaves of absence for governmental or military service, illness, temporary disability or other reasons shall not be deemed interruptions of continuous employment or service.
7.06. Settlement
At the Committee’s discretion, the amount payable as a result of the exercise of an SAR may be settled in cash, shares of Common Stock, or a combination of cash and Common Stock.
7.07. Stockholder Rights
No Participant shall, as a result of receiving an SAR, have any rights as a stockholder of the Company or any Affiliate of the Company until the date that the SAR is exercised and then only to the extent that the SAR is settled by the issuance of Common Stock.
7.08. Disposition of Shares
A Participant may not sell or dispose of more than fifty percent of any shares of Common Stock acquired under an SAR before the earlier of  (i) the first anniversary of the date the SAR was exercised and (ii) the date that the Participant is no longer employed by, or providing services to, the Company or an Affiliate.
ARTICLE VIII
STOCK AWARDS
8.01. Award
In accordance with the provisions of Articles III and IV, the Committee will designate each individual to whom a Stock Award (either in the form of Restricted Stock or unrestricted Common Stock) is to be made and will specify the number of shares of Restricted Stock or Common Stock covered by such Stock Award and the terms and conditions of such Stock Award.
8.02. Vesting
The Committee, on the date of the Stock Award, may prescribe that a Participant’s rights in a Stock Award shall be forfeitable or otherwise restricted for a period of time or subject to such conditions as may be set forth in the Agreement. By way of example and not of limitation, the Committee may prescribe that a Participant’s rights in a Stock Award shall be forfeitable or otherwise restricted subject to continued employment or service, the attainment of performance objectives, including objectives stated with reference to one or more Performance Goals, or both.
8.03. Employee Status
In the event that the terms of any Stock Award provide that shares may become transferable and non-forfeitable thereunder only after completion of a specified period of employment or continuous service, the Committee may decide in each case to what extent leaves of absence for governmental or military service, illness, temporary disability, or other reasons shall not be deemed interruptions of continuous employment or service.

8.04. Stockholder Rights
Unless otherwise specified in accordance with the applicable Agreement, while the shares of Restricted Stock granted pursuant to the Stock Award may be forfeited or are non-transferable, a Participant will have all rights of a stockholder with respect to a Stock Award, including the right to receive dividends (in respect of which the Committee may allow a Participant to elect, or may require, that any cash dividends paid on a share of Restricted Stock be automatically reinvested in additional shares of Restricted Stock, applied to the purchase of additional Awards under the Plan or deferred without interest to the date of vesting of the associated Award of Restricted Stock, provided that any such election is intended to comply with Section 409A of the Code) and vote the shares of Common Stock; provided, however, that, unless otherwise specified in accordance with the applicable Agreement, dividends payable on shares of Restricted Stock subject to a Stock Award that does not become non-forfeitable solely on the basis of continued employment or service shall be accumulated and paid, without interest, when and to the extent that the underlying Stock Award becomes non-forfeitable; and provided further, that during the period that the Stock Award may be forfeited or is non-transferable (i) a Participant may not sell, transfer, pledge, exchange, hypothecate, or otherwise dispose of shares of Restricted Stock granted pursuant to a Stock Award, (ii) the Committee may postpone the distribution of dividends until and to the extent that the Stock Award becomes transferable and non-forfeitable, (iii) the Company shall retain custody of any certificates representing shares of Restricted Stock granted pursuant to a Stock Award, and (iv) the Participant will deliver to the Company a stock power, endorsed in blank, with respect to each Stock Award. The limitations set forth in the preceding sentence shall not apply after the shares of Restricted Stock granted under the Stock Award are transferable and are no longer forfeitable.
8.05. Disposition of Shares
A Participant may not sell or dispose of more than fifty percent of the shares of Common Stock acquired under a Stock Award before the earlier of  (i) the first anniversary of the date that the Stock Award becomes non-forfeitable and (ii) the date the Participant is no longer employed by or providing services to the Company or an Affiliate.
ARTICLE IX
RESTRICTED STOCK UNITS
9.01. Award
In accordance with the provisions of Articles III and IV, the Committee will designate each individual to whom an award of Restricted Stock Units is to be made and specify the number of Restricted Stock Units covered by such awards and the terms and conditions of such awards. The Committee also will specify whether Dividend Equivalent Rights are granted in conjunction with the award of Restricted Stock Units.
9.02. Terms and Conditions
The Committee, at the time an award of Restricted Stock Units is made, shall specify the terms and conditions which govern the award. The terms and conditions of an award of Restricted Stock Units may prescribe that a Participant’s rights in the Restricted Stock Units shall be forfeitable, non-transferable or otherwise restricted for a period of time, which may lapse at the expiration of the deferral period or at earlier specified times, or may be subject to such other conditions as may be determined by the Committee, in its discretion and set forth in the Agreement. By way of example and not of limitation, the Committee may prescribe that a Participant’s rights in an award of Restricted Stock Units shall be forfeitable or otherwise restricted subject to continued employment or service, the attainment of performance objectives, including objectives stated with respect to one or more Performance Goals, or both. An award of Restricted Stock Units may be granted to Participants, either alone or in addition to other awards granted under this Plan, and an award of Restricted Stock Units may be granted in the settlement of other Awards granted under this Plan.
9.03. Payment or Settlement
Settlement of an award of Restricted Stock Units shall occur upon expiration of the deferral period specified for each Restricted Stock Unit by the Committee (or, if permitted by the Committee, as elected by the Participant). Restricted Stock Units shall be satisfied by the delivery of  (a) a number of shares of

Common Stock equal to the number of Restricted Stock Units vesting on such date or (b) an amount in cash equal to the Fair Market Value of a specified number of shares of Common Stock covered by the vesting Restricted Stock Units, or a combination thereof, as determined by the Committee at the date of grant or thereafter.
9.04. Employee Status
If the terms of any award of Restricted Stock Units provides that it may be earned or exercised only during employment or continued service or within a specified period of time after termination of employment or continued service, the Committee may decide to what extent leaves of absence for governmental or military service, illness, temporary disability or other reasons shall not be deemed interruptions of continuous employment or service.
9.05. Stockholder Rights
A Participant, as a result of receiving an award of Restricted Stock Units, shall not have any rights as a stockholder until, and then only to the extent that, the award of Restricted Stock Units is earned and settled in shares of Common Stock (to the extent applicable).
9.06. Disposition of Shares
To the extent applicable, a Participant may not sell or dispose of more than fifty percent of the shares of Common Stock acquired under an award of Restricted Stock Units before the earlier of  (i) the first anniversary of the date that the award of Restricted Stock Units becomes non-forfeitable and (ii) the date the Participant is no longer employed by or providing services to the Company or an Affiliate.
ARTICLE X
PERFORMANCE AWARDS
10.01. Award
In accordance with the provisions of Articles III and IV, the Committee will designate each individual to whom a Performance Award is to be made and specify the number of shares of Common Stock or other securities or property covered by such awards and the terms and conditions of such awards. The Committee also will specify whether Dividend Equivalent Rights are granted in conjunction with the Performance Award.
10.02. Earning the Award
The Committee, on the date of the grant of an award, shall prescribe that the Performance Award will be earned, and the Participant will be entitled to receive payment pursuant to the Performance Award, subject to continued employment or service and/or the satisfaction of performance objectives, including objectives stated with respect to one or more Performance Goals. The performance period applicable to any Performance Award shall be set by the Committee in its discretion but shall not exceed ten years.
10.03. Section 162(m) Awards
(a) Generally.   If the Committee determines that a Performance Award granted to a “covered employee” (within the meaning of Section 162(m) of the Code) is intended to qualify as a Section 162(m) Award, the grant, exercise, vesting and/or settlement of such Performance Award shall be contingent upon achievement of a pre-established Performance Goal(s) and other terms set forth in this Section 10.03; provided, however, that nothing in this Section 10.03 or elsewhere in the Plan shall be interpreted as preventing the Committee from granting Performance Awards to covered employees that are not intended to constitute Section 162(m) Awards or from determining that it is no longer necessary or appropriate for a Section 162(m) Award to qualify as such.
(b) Timing.   No later than 90 days after the beginning of any performance period applicable to a Section 162(m) Award, or at such other date as may be required or permitted for “performance-based compensation” under Section 162(m) of the Code, the Committee shall establish (i) the Participants who will be granted Section 162(m) Awards, and (ii) the objective formula used to calculate the amount of cash or stock payable, if any, under such Section 162(m) Awards, based upon the level of achievement of Performance Goal(s) (which must be “substantially uncertain” at the time the Committee actually establishes the Performance Goal(s)).
(c) Settlement or Payout.    Except as otherwise permitted under Section 162(m) of the Code, after the end of each performance period and before any Section 162(m) Award is settled or paid, the Committee shall certify the level of performance achieved with regard to each Performance Goal established with respect to each Section 162(m) Award and shall determine the amount of cash or Common Stock, if any, payable to each Participant with respect to each Section 162(m) Award. The Committee may, in its discretion, reduce the amount of a payment or settlement otherwise to be made in connection with a Section 162(m) Award, but may not exercise discretion to increase any such amount payable to a covered employee in respect of a Section 162(m) Award.
(d) Written Determinations.   With respect to each Section 162(m) Award, all determinations by the Committee as to (i) the establishment of Performance Goals and performance period with respect to the selected business criteria, (ii) the establishment of the objective formula used to calculate the amount of cash or Common Stock payable, if any, based on the level of achievement of such Performance Goals, and (iii) the certification of the level of performance achieved during the performance period with regard to each Performance Goal selected, shall each be made in writing. When taking any action with respect to Section 162(m) Awards, the Committee shall be made up entirely of  “outside directors” (within the meaning of Section 162(m) of the Code). Further, the Committee may not delegate any responsibility relating to a Section 162(m) Award that would cause the Section 162(m) Award to fail to so qualify.
(e) Options and SARs.   Notwithstanding the foregoing provisions of this Section 10.03, Options and SARs with an exercise price or grant price not less than the Fair Market Value on the date of grant awarded to covered employees are intended to be Section 162(m) Awards even if not otherwise contingent upon achievement of a pre-established Performance Goal.
(f) Status of Section 162(m) Awards.   The terms governing Section 162(m) Awards shall be interpreted in a manner consistent with Section 162(m) of the Code and the regulations thereunder, in particular the prerequisites for qualification as “performance-based compensation,” and, if any provision of this Plan as in effect on the date of adoption of any Agreements relating to Performance Awards that are designated as Section 162(m) Awards does not comply or is inconsistent with the requirements of Section 162(m) of the Code and the regulations thereunder, such provision shall be construed or deemed amended to the extent necessary to conform to such requirements. Notwithstanding anything to the contrary in this Section 10.03 or elsewhere in this Plan, the Company intends to rely on the transition relief set forth in Treasury Regulation §1.162-27(f), and hence the deduction limitation imposed by Section 162(m) of the Code will not be applicable to the Company until the earliest to occur of  (i) the material modification of the Plan within the meaning of Treasury Regulation §1.162-27(h)(1)(iii); (ii) the delivery of the number of shares of Common Stock set forth in Section 5.02; or (iii) the first meeting of shareholders of the Company at which directors are to be elected that occurs after December 31, 2019 (the “Transition Period”), and during the Transition Period, Awards to covered employees shall only be required to comply with the transition relief described in Treasury Regulation §1.162-27(f).
10.04. Payment
In the discretion of the Committee, the amount payable when a Performance Award is earned may be settled in cash, by the issuance of shares of Common Stock, by the delivery of other securities or property or a combination thereof.
10.05. Stockholder Rights
A Participant, as a result of receiving a Performance Award, shall not have any rights as a stockholder until, and then only to the extent that, the Performance Award is earned and settled in shares of Common Stock (to the extent applicable). After a Performance Award is earned and settled in Common Stock, a Participant will have all the rights of a stockholder of the Company.

10.06. Transferability
Any rights or restrictions with respect to the ability of the holder of a Performance Award granted under this Plan to transfer such Performance Award shall be set forth in the Agreement relating to such grant; provided, however, that a Performance Award may be transferred by will or the laws of descent and distribution.
10.07. Employee Status
In the event that the terms of a Performance Award provide that no payment will be made unless the Participant completes a stated period of employment or continued service, the Committee may decide to what extent leaves of absence for government or military service, illness, temporary disability, or other reasons shall not be deemed interruptions of continuous employment or service.
10.08. Disposition of Shares
To the extent applicable, a Participant may not sell or dispose of more than fifty percent of the shares of Common Stock acquired under a Performance Award before the earlier of  (i) the first anniversary of the date that the Performance Award is earned or (ii) the date the Participant is no longer employed by or providing services to the Company or an Affiliate, the Manager or the Operating Partnership.
ARTICLE XI
OTHER EQUITY-BASED AWARDS
11.01. Award
In accordance with the provisions of Articles III and IV, the Committee will designate each individual to whom an Other Equity-Based Award is to be made and will specify the number of shares of Common Stock or other equity interests (including LTIP Units) covered by such awards and the terms and conditions of such awards; provided, however, that the grant of LTIP Units must satisfy the requirements of the partnership agreement of the Operating Partnership as in effect on the date of grant. The Committee also will specify whether Dividend Equivalent Rights are granted in conjunction with the Other Equity-Based Award.
11.02. Terms and Conditions
The Committee, at the time an Other Equity-Based Award is made, shall specify the terms and conditions which govern the award. The terms and conditions of an Other Equity-Based Award may prescribe that a Participant’s rights in the Other Equity-Based Award shall be forfeitable, non-transferable or otherwise restricted for a period of time or subject to such other conditions as may be determined by the Committee, in its discretion and set forth in the Agreement. By way of example and not of limitation, the Committee may prescribe that a Participant’s rights in an Other Equity-Based Award shall be forfeitable or otherwise restricted subject to continued employment or service, the attainment of performance objectives, including objectives stated with respect to one or more Performance Goals, or both. Other Equity-Based Awards may be granted to Participants, either alone or in addition to other awards granted under this Plan, and Other Equity-Based Awards may be granted in the settlement of other Awards granted under this Plan.
11.03. Payment or Settlement
Other Equity-Based Awards valued in whole or in part by reference to, or otherwise based on, Common Stock, shall be payable or settled in shares of Common Stock, cash or a combination of Common Stock and cash, as determined by the Committee in its discretion; provided, however, that any shares of Common Stock that are issued on account of the conversion of LTIP Units into shares of Common Stock shall not reduce the number of shares of Common Stock available for issuance under the Plan. Other Equity-Based Awards denominated as equity interests other than shares of Common Stock may be paid or settled in shares or units of such equity interests or cash or a combination of both as determined by the Committee in its discretion.

11.04. Employee Status
If the terms of any Other Equity-Based Award provides that it may be earned or exercised only during employment or continued service or within a specified period of time after termination of employment or continued service, the Committee may decide to what extent leaves of absence for governmental or military service, illness, temporary disability or other reasons shall not be deemed interruptions of continuous employment or service.
11.05. Stockholder Rights
A Participant, as a result of receiving an Other Equity-Based Award, shall not have any rights as a stockholder until, and then only to the extent that, the Other Equity-Based Award is earned and settled in shares of Common Stock.
11.06. Disposition of Shares
To the extent applicable, a Participant may not sell or dispose of more than fifty percent of the shares of Common Stock acquired under an Other Equity-Based Award before the earlier of  (i) the first anniversary of the date that the Other Equity-Based Award becomes non-forfeitable and (ii) the date the Participant is no longer employed by or providing services to the Company or an Affiliate.
ARTICLE XII
INCENTIVE AWARDS
12.01. Award
In accordance with the provisions of Articles III and IV, the Committee will designate each individual to whom an Incentive Award is to be made and will specify the terms and conditions of such award. The Committee also will specify whether Dividend Equivalent Rights are granted in conjunction with the Incentive Award.
12.02. Terms and Conditions
The Committee, at the time an Incentive Award is made, shall specify the terms and conditions that govern the award.
12.03. Nontransferability
Except to the extent otherwise provided in the applicable Agreement, Incentive Awards granted under this Plan shall, so long as such Incentive Awards are subject to vesting or forfeiture restrictions, be non-transferable except by will or by the laws of descent and distribution. No right or interest of a Participant in an Incentive Award shall be liable for, or subject to, any lien, obligation, or liability of such Participant.
12.04. Employee Status
If the terms of an Incentive Award provide that a payment will be made thereunder only if the Participant completes a stated period of employment or continued service the Committee may decide to what extent leaves of absence for governmental or military service, illness, temporary disability or other reasons shall not be deemed interruptions of continuous employment or service.
12.05. Settlement
An Incentive Award that is earned shall be settled with a single lump sum payment which may be in cash, shares of Common Stock or a combination of cash and Common Stock, as determined by the Committee.
12.06. Stockholder Rights
No Participant shall, as a result of receiving an Incentive Award, have any rights as a stockholder of the Company or an Affiliate of the Company until the date that the Incentive Award is settled and then only to the extent that the Incentive Award is settled by the issuance of shares of Common Stock.

12.07. Disposition of Shares
A Participant may not sell or dispose of more than fifty percent of any shares of Common Stock acquired under an Incentive Award before the earlier of  (i) the first anniversary of the date that the Incentive Award was earned and (ii) the date the Participant is no longer employed by or providing services to the Company or an Affiliate.
ARTICLE XIII
SUBSTITUTE AWARDS
Awards may be granted in substitution or exchange for any other Award granted under the Plan or under another plan of the Company or any other right of a Participant to receive payment from the Company. Awards may be also be granted under the Plan in substitution for similar awards held by individuals who become Participants as a result of a merger, consolidation or acquisition of another entity or the assets of another entity by or with the Company or an Affiliate of the Company. Notwithstanding anything contained in the Plan to the contrary, such Substitute Awards referred to in the immediately preceding sentence that are Options or SARs may have an exercise price that is less than the Fair Market Value of a share of Stock on the date of the substitution if such substitution complies with Section 409A of the Code and other applicable laws and exchange rules. Except as provided in this Article XIII or in Articles XIV or XVII hereof, the terms of outstanding Awards may not be amended to reduce the exercise price or grant price of outstanding Options or SARs or to cancel outstanding Options and SARs in exchange for cash, other Awards or Options or SARs with an exercise price or grant price that is less than the exercise price or grant price of the original Options or SARs without the approval of the stockholders of the Company.
ARTICLE XIV
ADJUSTMENT UPON CHANGE IN COMMON STOCK
The maximum number of shares of Common Stock as to which Awards may be granted under this Plan, the individual grant limitations of Section 5.04 and the terms of outstanding Awards granted under this Plan shall be adjusted as the Board determines is equitably required in the event that (i) the Company (a) effects one or more nonreciprocal transactions between the Company and its stockholders such as a stock dividend, extra-ordinary cash dividend, stock split, subdivision or consolidation of Common Stock that affects the number or kind of shares of Common Stock (or other securities of the Company) or the Fair Market Value (or the value of other Company securities) and causes a change in the Fair Market Value of the shares of Common Stock subject to outstanding Awards or (b) engages in a transaction to which Section 424 of the Code applies or (ii) there occurs any other event which, in the judgment of the Board necessitates such action. Any determination made under this Article XIV by the Board shall be nondiscretionary, final and conclusive.
The issuance by the Company of any class of Common Stock, or securities convertible into any class of Common Stock, for cash or property, or for labor or services, either upon direct sale or upon the exercise of rights or warrants to subscribe therefor, or upon conversion of Common Stock or obligations of the Company convertible into such Common Stock or other securities, shall not affect, and no adjustment by reason thereof shall be made with respect to, the maximum number of shares of Common Stock as to which Awards may be granted under this Plan, the individual grant limitations of Section 5.04 or the terms of outstanding Awards under this Plan.
The Committee may make Awards under this Plan in substitution for performance shares, phantom shares, share awards, stock options, stock appreciation rights, or similar awards held by an individual who becomes an employee of the Company or an Affiliate of the Company in connection with a transaction described in the first paragraph of this Article XIV. Notwithstanding any provision of this Plan, the terms of such substituted Awards granted under this Plan shall be as the Committee, in its discretion, determines is appropriate.

ARTICLE XV
COMPLIANCE WITH LAW AND APPROVAL OF REGULATORY BODIES
No Option or SAR shall be exercisable, no Common Stock shall be issued, no certificates for shares of Common Stock shall be delivered, and no payment shall be made under this Plan except in compliance with all applicable federal, state and foreign laws and regulations (including, without limitation, withholding tax requirements), any listing agreement to which the Company is a party, and the rules of all stock exchanges on which the Common Stock may be listed. The Company shall have the right to rely on an opinion of its counsel as to such compliance. Any certificate issued to represent Common Stock when an Award is granted, settled or exercised may bear such legends and statements as the Committee may deem advisable to assure compliance with federal, state and foreign laws and regulations. No Award shall be granted, settled or exercised until the Company has obtained such consent or approval as the Committee may deem advisable from regulatory bodies having jurisdiction over such matters.
ARTICLE XVI
GENERAL PROVISIONS
16.01. Effect on Employment and Service
Neither the adoption of this Plan, its operation, the grant of any Award, nor any documents describing or referring to this Plan (or any part thereof), shall confer upon any individual or entity any right to continue in the employ or service of the Company or an Affiliate of the Company or in any way affect any right and power of the Company or an Affiliate of the Company to terminate the employment or service of any individual or entity at any time with or without assigning a reason therefor.
16.02. Unfunded Plan
This Plan, insofar as it provides for grants, shall be unfunded, and the Company shall not be required to segregate any assets that may at any time be represented by grants under this Plan. Any liability of the Company to any person with respect to any grant under this Plan shall be based solely upon any contractual obligations that may be created pursuant to this Plan. No such obligation of the Company shall be deemed to be secured by any pledge of, or other encumbrance on, any property of the Company.
16.03. Rules of Construction
Headings are given to the articles and sections of this Plan solely as a convenience to facilitate reference. The reference to any statute, regulation, or other provision of law shall be construed to refer to any amendment to or successor of such provision of law.
All Awards are intended to comply with, or otherwise be exempt from, Section 409A of the Code (“Section 409A”), after giving effect to the exemptions in Treasury Regulation sections 1.409A-1(b)(3) through (b)(12). This Plan and all Agreements shall be administered, interpreted and construed in a manner consistent with that intent. Nevertheless, the tax treatment of the benefits provided under this Plan or any Agreement is not warranted or guaranteed. Neither the Company, its Affiliates nor their respective directors or trustees, officers, employees or advisors (other than in his or her individual capacity as a Participant with respect to his or her individual liability for taxes, interest, penalties or other monetary amounts) shall be held liable for any taxes, interest, penalties or other monetary amounts owed by any Participant or any other taxpayer as a result of the Plan or any Agreement. If any provision of this Plan or any Agreement is found not to comply with, or otherwise not be exempt from, the provisions of Section 409A, it shall be modified and given effect, in the sole discretion of the Committee and without requiring the Participant’s consent, in such manner as the Committee determines to be necessary or appropriate to comply with, or effectuate an exemption from, Section 409A. Each payment under an award granted under this Plan shall be treated as a separate identified payment for purposes of Section 409A.
If a payment obligation under an Award or an Agreement arises on account of the Participant’s termination of employment and such payment obligation constitutes “deferred compensation” (as defined under Treasury Regulation section 1.409A-1(b)(1), after giving effect to the exemptions in Treasury Regulation sections 1.409A-1(b)(3) through (b))12)), it shall be payable only after the Participant’s “separation from service” (as defined under Treasury Regulation section 1.409A-1(h)); provided, however, that if the Participant is a “specified employee” (as defined under Treasury Regulation section 1.409A-1(i))

then, subject to any permissible acceleration of payment by the Committee under Treasury Regulation Section 1.409A-3(j)(4)(ii) (domestic relations orders), Treasury Regulation Section 1.409A-3(j)(4)(iii) (conflicts of interest) or Treasury Regulation Section 1.409A-3(j)(4)(iv) (payment of employment taxes) any such payment that is scheduled to be paid within six months after such separation from service shall accrue without interest and shall be paid on the first day of the seventh month beginning after the date of the Participant’s separation from service or, if earlier, within fifteen days after the appointment of the personal representative or executor of the Participant’s estate following the Participant’s death.
16.04. Withholding Taxes
Each Participant shall be responsible for satisfying any income, employment and other tax withholding obligations attributable to participation in this Plan. Unless otherwise provided by the Agreement, any such withholding tax obligations may be satisfied in cash (including from any cash payable in settlement of an Award) or a cash equivalent acceptable to the Committee. Except to the extent prohibited by Treasury Regulation Section 1.409A-3(j), any minimum statutory federal, state, district, city or foreign withholding tax obligations also may be satisfied (a) by surrendering to the Company shares of Common Stock previously acquired by the Participant; (b) by authorizing the Company to withhold or reduce the number of shares of Common Stock otherwise issuable to the Participant upon the grant, vesting, settlement and/or exercise of an Award; or (c) by any other method as may be approved by the Committee. If shares of Common Stock are used to pay all or part of such withholding tax obligation, the Fair Market Value of the Common Stock surrendered, withheld or reduced shall be determined as of the date of surrender, withholding or reduction and the number of shares of Common Stock which may be withheld, surrendered or reduced shall be limited to the number of shares of Common Stock which have a Fair Market Value on the date of withholding, surrender or reduction equal to the aggregate amount of such liabilities based on the greatest statutory withholding rates for federal, state, foreign and/or local tax purposes, including payroll taxes, that may be utilized without creating adverse accounting treatment with respect to such Award, as determined by the Committee.
16.05. Fractional Shares
No fractional shares of Common Stock shall be issued or delivered pursuant to the Plan or any Award, and the Committee shall determine in its sole discretion whether cash, other securities, or other property shall be paid or transferred in lieu of any fractional shares of Common Stock or whether such fractional shares of Common Stock or any rights thereto shall be canceled, terminated, or otherwise eliminated with or without consideration.
16.06. REIT Status
This Plan shall be interpreted and construed in a manner consistent with the Company’s status as a REIT. No award shall be granted or awarded, and with respect to any award granted under this Plan, such award shall not vest, be exercisable or be settled (i) to the extent that the grant, vesting, exercise or settlement could cause the Participant or any other person to be in violation of the share ownership limit or any other limitation on ownership or transfer prescribed by the Company’s charter, or (ii) if, in the discretion of the Committee, the grant, vesting, exercise or settlement of the award could impair the Company’s status as a REIT.
16.07. Governing Law
All questions arising with respect to the provisions of the Plan and Awards shall be determined by application of the laws of the State of Maryland, without giving effect to any conflict of law provisions thereof, except to the extent Maryland law is preempted by federal law. The obligation of the Company to sell and deliver Common Stock hereunder is subject to applicable federal and state laws and to the approval of any governmental authority required in connection with the authorization, issuance, sale, or delivery of such Common Stock.
16.08. Clawback
The Plan is subject to any written clawback policies that the Company, with the approval of the Board, may adopt. Any such policy may subject a Participant’s Awards and amounts paid or realized with respect to Awards under the Plan to reduction, cancelation, forfeiture or recoupment if certain specified events or wrongful conduct occur, including but not limited to an accounting restatement due to the Company’s material noncompliance with financial reporting regulations or other events or wrongful conduct specified in any such clawback policy adopted to conform to the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 and rules promulgated thereunder by the Securities and Exchange Commission and that the Company determines should apply to the Plan.
16.09. Elections Under Section 83(b)
No Participant may make an election under Section 83(b) of the Code with respect to the grant of any Award, the vesting of any Award, the settlement of any Award or the issuance of Common Stock under the Plan without the consent of the Company, which the Company may grant or withhold in its sole discretion.
ARTICLE XVII
CHANGE IN CONTROL
17.01. Impact of Change in Control.
If an Award is not assumed or replaced with a substitute award in accordance with Section 17.02, except to the extent provided in an agreement between the Company or an Affiliate, on the one hand, and the Participant, on the other hand, with respect to the Award, (i) immediately prior to a Change in Control, all outstanding Options and SARs shall be fully vested and exercisable and (ii) upon a Change in Control, all other Awards shall be deemed earned, transferable and non-forfeitable in their entirety.
17.02. Assumption Upon Change in Control.
In the event of a Change in Control, the Committee, in its discretion and without the need for a Participant’s consent, may provide that an outstanding Award shall be assumed by, or a substitute award shall be granted by, the Successor Entity (or, if applicable, the Parent Company) in the Change in Control. Such assumed or substituted award shall be of the same type of award as the original Award being assumed or substituted. The assumed or substituted award shall have a value (or the difference between the Fair Market Value and the option price or Initial Value in the case of Options and SARs), as of the Control Change Date, that is substantially equal to the value of the original award (or the difference between the Fair Market Value and the option price or Initial Value in the case of Options and SARs) as the Committee determines is equitably required and such other terms and conditions as may be prescribed by the Committee.
17.03. Cash-Out Upon Change in Control.
If an Award is not assumed or replaced with a substitute award in accordance with Section 17.02, upon a Change in Control, the Committee, in its discretion and without the need of a Participant’s consent, may provide that each Award shall be cancelled in exchange for a payment. The payment may be in cash, Common Stock or other securities or consideration received by stockholders in the Change in Control transaction. The amount of the payment shall be an amount that is substantially equal to (a) if the Award is denominated or to be settled in cash, the entire amount that can be paid under the Award or (b) (i) the amount by which the price per share received by stockholders in the Change in Control for each share of Common Stock exceeds the option price or Initial Value in the case of an Option and SAR, or (ii) for each share of Common Stock subject to an Award denominated in Common Stock or valued in reference to Common Stock, the price per share received by stockholders or (iii) for each other Award denominated in other securities or property, the value of such other securities or property. If the option price or Initial Value exceeds the price per share received by stockholders in the Change in Control transaction, the Option or SAR may be cancelled under this Section 17.03 without any payment to the Participant.
17.04. Limitation of Benefits
The benefits that a Participant may be entitled to receive under this Plan and other benefits that a Participant is entitled to receive under other plans, agreements and arrangements (which, together with the benefits provided under this Plan, are referred to as “Payments”), may constitute Parachute Payments that are subject to Code Sections 280G and 4999. As provided in this Section 17.04, the Parachute Payments will be reduced pursuant to this Section 17.04 if, and only to the extent that, a reduction will allow a Participant to receive a greater Net After Tax Amount than a Participant would receive absent a reduction.

The Accounting Firm will first determine the amount of any Parachute Payments that are payable to a Participant. The Accounting Firm also will determine the Net After Tax Amount attributable to the Participant’s total Parachute Payments.
The Accounting Firm will next determine the largest amount of Payments that may be made to the Participant without subjecting the Participant to tax under Code Section 4999 (the “Capped Payments”). Thereafter, the Accounting Firm will determine the Net After Tax Amount attributable to the Capped Payments.
The Participant will receive the total Parachute Payments or the Capped Payments, whichever provides the Participant with the higher Net After Tax Amount. If the Participant will receive the Capped Payments, the total Parachute Payments will be adjusted by first reducing the amount of any benefits under this Plan or any other plan, agreement or arrangement that are not subject to Section 409A of the Code (with the source of the reduction to be directed by the Participant) and then by reducing the amount of any benefits under this Plan or any other plan, agreement or arrangement that are subject to Section 409A of the Code (with the source of the reduction to be directed by the Participant) in a manner that results in the best economic benefit to the Participant (or, to the extent economically equivalent, in a pro rata manner). The Accounting Firm will notify the Participant and the Company if it determines that the Parachute Payments must be reduced to the Capped Payments and will send the Participant and the Company a copy of its detailed calculations supporting that determination.
As a result of the uncertainty in the application of Code Sections 280G and 4999 at the time that the Accounting Firm makes its determinations under this Article XVII, it is possible that amounts will have been paid or distributed to the Participant that should not have been paid or distributed under this Section 17.04 (“Overpayments”), or that additional amounts should be paid or distributed to the Participant under this Section 17.04 (“Underpayments”). If the Accounting Firm determines, based on either the assertion of a deficiency by the Internal Revenue Service against the Company or the Participant, which assertion the Accounting Firm believes has a high probability of success or controlling precedent or substantial authority, that an Overpayment has been made, the Participant must repay the Overpayment to the Company, without interest; provided, however, that no amount will be payable by the Participant to the Company unless, and then only to the extent that, the repayment would either reduce the amount on which the Participant is subject to tax under Code Section 4999 or generate a refund of tax imposed under Code Section 4999. If the Accounting Firm determines, based upon controlling precedent or substantial authority, that an Underpayment has occurred, the Accounting Firm will notify the Participant and the Company of that determination and the amount of that Underpayment will be paid, without interest, to the Participant promptly by the Company.
For purposes of this Section 17.04, the term “Accounting Firm” means the independent accounting firm engaged by the Company immediately before the Control Change Date. For purposes of this Article XV, the term “Net After Tax Amount” means the amount of any Parachute Payments or Capped Payments, as applicable, net of taxes imposed under Code Sections 1, 3101(b) and 4999 and any State or local income taxes applicable to the Participant on the date of payment. The determination of the Net After Tax Amount shall be made using the highest combined effective rate imposed by the foregoing taxes on income of the same character as the Parachute Payments or Capped Payments, as applicable, in effect on the date of payment. For purposes of this Section 17.04, the term “Parachute Payment” means a payment that is described in Code Section 280G(b)(2), determined in accordance with Code Section 280G and the regulations promulgated or proposed thereunder.
This Section 17.04 shall not limit or otherwise supersede the provisions of any other agreement or plan which provides that a Participant cannot receive Payments in excess of the Capped Payments.

ARTICLE XVIII
AMENDMENT
The Board may amend or terminate this Plan at any time; provided, however, that no amendment may adversely impair the rights of Participants with respect to outstanding Awards. In addition, an amendment will be contingent on approval of the Company’s stockholders if such approval is required by law or the rules of any exchange on which the Common Stock is listed or if the amendment would materially increase the benefits accruing to Participants under this Plan, materially increase the aggregate number of shares of Common Stock that may be issued under this Plan (except as provided in Article XIV) or materially modify the requirements as to eligibility for participation in this Plan. For the avoidance of doubt, the Board may not (except pursuant to Article XIV) without the approval of shareholders (a) reduce the option price per share of an outstanding Option or the Initial Value of an outstanding SAR, (b) make a payment to cancel an outstanding Option or SAR when the option price or Initial Value, as applicable, exceeds the Fair Market Value or (c) take any other action with respect to an outstanding Option or SAR that may be treated as a repricing of the award under the rules and regulations of the principal securities exchange on which the Common Stock is listed for trading.
ARTICLE XIX
DURATION OF PLAN
No Award may be granted under this Plan on and after the tenth anniversary of the Effective Date. Awards granted before such date shall remain valid in accordance with their terms.
ARTICLE XX
EFFECTIVENESS OF PLAN
Awards may be granted under this Plan on and after the Effective Date.

GLOBAL MEDICAL REIT INC. Proxy for Annual Meeting of Stockholders on May 29, 2019 Solicited on Behalf of the Board of Directors The undersigned hereby appoints Jeffrey Busch and Jamie A. Barber, and each of them, with full power of substitution and power to act alone, as proxies to vote all the shares of Common Stock which the undersigned would be entitled to vote if personally present and acting at the Annual Meeting of Stockholders of Global Medical REIT Inc., to be held May 29, 2019 at the offices of our external corporate counsel, Vinson & Elkins LLP, located at 2200 Pennsylvania Avenue NW, Suite 500 West, Washington, DC 20037 at 10:00 a.m. (EDT), and at any adjournments or postponements thereof, as follows. (Continued and to be signed on the reverse side) PLEASE DETACH ALONG PERFORATED LINE AND MAIL IN THE ENVELOPE PROVIDED.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to be held May 29, 2019. The Proxy Statement and our 2018 Annual Report on Form 10-K are available at: http://www.viewproxy.com/GMRE/2019

The Board of Directors recommends that you vote FOR proposals 1-4. 1. To elect a director the following nominees to serve until the next annual meeting of stockholders and until her or his successor is duly elected and qualifies. NOMINEES: FOR AGAINST ABSTAIN (01) Jeffrey M. Busch (02) Matthew Cypher FOR AGAINST ABSTAIN (03) Zhang Jingguo FOR AGAINST ABSTAIN (04) Ronald Marston FOR AGAINST ABSTAIN (05) Roscoe Moore, Jr. FOR AGAINST ABSTAIN (06) Henry E. Cole FOR AGAINST ABSTAIN (07) Zhang Huiqi FOR AGAINST ABSTAIN (08) Paula R. Crowley FOR AGAINST ABSTAIN (09) Lori Wittman FOR AGAINST ABSTAIN DO NOT PRINT IN THIS AREA (Stockholder Name & Address Data) Address Change/Comments: (If you noted any Address Changes and/or Comments above, please mark box.) CONTROL NUMBER Please mark your votes like this 2. Advisory vote to approve the compensation of the Company’s named executive officers. FOR AGAINST ABSTAIN 3. To approve an amendment to our 2016 Equity Incentive Plan to increase the number of shares reserved for issuance thereunder by 1,000,000. FOR AGAINST ABSTAIN 4. To ratify the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2019. FOR AGAINST ABSTAIN 5. To consider and vote upon such other business as may properly come before the Annual Meeting or any adjournments or postponements thereof. Please indicate if you plan to attend this meeting Date Signature Signature (Joint Owners) Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer. PLEASE DETACH ALONG PERFORATED LINE AND MAIL IN THE ENVELOPE PROVIDED.

PROXY VOTING INSTRUCTIONS Please have your 11-digit control number ready when voting by Internet or Telephone INTERNET Vote Your Proxy on the Internet: Go to www.AALvote.com/GMRE Have your proxy card available when you access the above -website. Follow the prompts to vote your shares. TELEPHONE MAIL Vote Your Proxy by Phone: Vote Your Proxy by Mail: Call 1(866) 804-9616 Use any touch-tone telephone to Mark, sign, and date your proxy vote your proxy. Have your proxy card, then detach it, and return card available when you call. it in the postage-paid envelope Follow the voting instructions to provided. vote your shares.